UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Zazove Convertible Securities Fund, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

1001 Tahoe Blvd.
Incline Village, NV 89451

Notice of Meeting of Shareholders to be held May 18, 2022

April 18, 2022

To the shareholders:

Notice is hereby given that a meeting (the “Meeting”) of the shareholders (hereinafter “shareholders”) of Zazove Convertible Securities Fund, Inc. will be held at 1001 Tahoe Blvd., Incline Village, NV 89451 on May 18, 2022 at 3:00PM Pacific Time.

During the Meeting, shareholders will vote on the following proposal (the “Proposal”) (which is described more fully in the enclosed Proxy Statement):

To approve the reorganization of Zazove Convertible Securities Fund, Inc. (the “Fund”) with Zazove Convertible Securities Fund, L.P (the “New Fund”) by adopting the Agreement and Plan of Merger, dated April 13, 2022 between the Fund and the New Fund and to approve the consummation of the transactions contemplated therein, including the Fund’s transfer of all of its assets to the New Fund in exchange for the assumption by the New Fund of all of the liabilities of the Fund and the receipt by the Fund of limited partnership interests in the New Fund, which interests shall be distributed to the shareholders of the Fund, and subsequently the Fund will dissolve (the “Merger”).

As explained in the accompanying proxy statement, if the Merger is approved, shareholders that return completed and subsequently approved Subscription Documents prior to the effective time of the Merger will receive a limited partnership interest in the New Fund with a capital account balance equal to the net asset value of their shares at the effective time of the Merger. Shareholders that do not return completed and subsequently approved Subscription Documents prior to the effective time of the Merger will be understood to have submitted redemption requests to tender their interests in the New Fund immediately following the Merger.

Regardless of whether you plan to attend the Meeting in person, we request that you complete, sign, date and return the enclosed proxy card prior to the Meeting to ensure that your shares will be present in person or represented at the Meeting. Properly executed proxy cards with no instructions indicated on the proxy card will be voted “FOR” the Merger and “FOR” the adjournment or postponement of the Meeting, if necessary or appropriate, to solicit additional proxies. If you attend the Meeting, you may revoke your previously submitted proxy card and vote in person if you wish. Your prompt attention is greatly appreciated. Shareholders of record at the close of business on April 1, 2022 are entitled to vote in person at the Meeting or may vote by returning the enclosed proxy card. If it appears that the Merger will not be approved by shareholders, the Board may withdraw the Proposal from consideration.

IF YOU WISH TO PARTICIPATE IN THE MERGER AND BECOME A LIMITED PARTNER IN THE NEW FUND YOU SHOULD BOTH VOTE “FOR” THE MERGER AND COMPLETE AND RETURN A SUBSCRIPTION AGREEMENT FOR THE NEW FUND.

A copy of the New Fund’s Subscription Documents and Confidential Offering Memorandum is attached as Appendix B to the Proxy Statement.

THE FUND BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE MERGER.

By Order of the Board of Directors of Zazove Convertible Securities Fund, Inc.

Steven M. Kleiman
Treasurer and Secretary

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

Meeting of Shareholders
to Be Held May 18, 2022

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of Zazove Convertible Securities Fund, Inc. (the “Fund”) to be voted at a special meeting (the “Meeting”) of the Fund’s shareholders (the “shareholders”) to be held at the Fund’s office at 1001 Tahoe Blvd., Incline Village, NV 89451 at 3:00 PM Pacific Time on May 18, 2022 or any postponements or adjournments thereof.  In accordance with applicable law, this Proxy Statement is being mailed on or about April 21, 2022.  The Board has fixed the close of business on April 1, 2022 as the record date (the “Record Date”) for determining the number of shares of the Fund (the “shares”) outstanding and the shareholders entitled to be given notice of and vote at the Meeting or any postponements or adjournments thereof.

General Information About the Fund

Zazove Convertible Securities Fund, Inc., a Maryland corporation (the “Fund”) was formed under the laws of the state of Maryland in November 1998 and was registered in January 1999 as a non-diversified, closed-end interval fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

The Fund’s investment advisor is Zazove Associates, LLC (“Advisor”), 1001 Tahoe Blvd., Incline Village, NV 89451; the Fund’s Registrar and Transfer Agent is UMB Fund Services, 235 W. Galea Street, Milwaukee, WI 53212; the Fund’s custodian is UMB Bank, NA, 928 Grand Blvd., 10th Floor, Kansas City, MO 64106 and the Fund’s auditor is Deloitte and Touche, LLP, 111 S. Wacker Drive, Chicago, IL, 60606.

The Fund and its business is described in its Confidential Offering Memorandum and in its most recent annual and semi-annual reports.  The Fund will furnish, without charge, a copy of its Confidential Offering Memorandum, annual report for its most recently completed fiscal year and, if applicable, a copy of its most recent semi-annual report to any shareholder upon request.  Such requests should be directed to the attention of Zazove Associates, LLC, c/o Götz Sennhenn 1001 Tahoe Blvd., Incline Village, NV 89451 (775.298.7500; gsennhenn@zazove.com).

As of the close of business on March 31, 2022 the Fund’s net assets were $50,499,023 and its net asset value per share was $21.10.  The Fund is not a party to any pending legal proceedings, and no such proceedings are known to be contemplated by any governmental authority.

Summary of the Proposal

The Board has approved, subject to shareholder approval, a reorganization (the “Merger”) pursuant to the Agreement and Plan of Merger, dated April 13, 2022 under which the Fund will transfer substantially all of its assets and liabilities to Zazove Convertible Securities Fund, L.P., a Delaware limited partnership (the “New Fund”) in exchange for limited partnership interests in the New Fund, followed by a distribution of those limited partnership interests to the shareholders of the Fund and the subsequent dissolution of the Fund. The New Fund will be formed initially as a wholly owned subsidiary of the Fund (except for a non-economic general partnership interest held by the Advisor). Pursuant to the Merger, shareholders that return completed and subsequently approved Subscription Documents prior to the effective time of the Merger will receive a limited partnership interest in the New Fund with a capital account balance equal to the net asset value of their shares at the effective time of the Merger. Shareholders that do not return completed and subsequently approved Subscription Documents prior to the effective time of the Merger will be understood to have submitted redemption requests to tender their interests in the New Fund immediately following the Merger. The cash payment for those redemptions will be made by the New Fund within 15 days after the effective time of the Merger.

A copy of the Agreement and Plan of Merger is attached as Appendix A.

A copy of the New Fund’s Subscription Documents and Confidential Offering Memorandum is attached as Appendix B.

The New Fund will operate as an investment company that is exempt from registration under the Investment Company Act under Section 3(c)(1) as an investment company with fewer than 100 beneficial holders.

The Merger will result in the New Fund operating in place of the Fund without any changes to the investment objective or investment strategy, but without being registered under the Investment Company Act. The New Fund will operate as a Delaware limited partnership as opposed to the Fund, which operates as a Maryland corporation. The New Fund will be governed by its Limited Partnership Agreement, a copy of which is attached as Appendix C.

As a result of the New Fund being exempt from registration under the Investment Company Act, the Merger is intended to decrease the regulatory burden and costs of operations of the New Fund versus the Fund.

During the Meeting, shareholders will vote on the following Proposal:

To approve the reorganization of Zazove Convertible Securities Fund, Inc. (the “Fund”) with Zazove Convertible Securities Fund, L.P (the “New Fund”) by adopting the Agreement and Plan of Merger, dated April 13, 2022 between the Fund and the New Fund and to approve the consummation of the transactions contemplated therein, including the Fund’s transfer of all of its assets to the New Fund in exchange for the assumption by the New Fund of all of the liabilities of the Fund and the receipt by the Fund of limited partnership interests in the New Fund, which interests shall be distributed to the shareholders of the Fund, and subsequently the Fund will dissolve (the “Merger”).

Voting on the Proposals

Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided.

Each share of the Fund is entitled to one vote, with fractional shares voting proportionally. Approval of the Merger requires a vote in favor of the Merger by the holders of the majority of the total number of the Fund’s outstanding shares entitled to vote on the Merger.

One-third of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum.

Abstentions will have the same effect as a vote “AGAINST” the Proposal.  Shares represented by abstentions will be considered present at the Meeting for determining the existence of a quorum.

As of the close of business on April 1, 2022, no shares of the Fund are held in “street name” by a bank, broker or other record holder.  As a result, there are no special considerations relevant to “broker non-votes” or similar matters.

In all cases, if a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be considered as a vote in favor of the Merger. A shareholder may revoke his or her previously granted proxy at any time before it is exercised (i) by delivering a written notice to the Fund expressly revoking his or her proxy, or (ii) by signing and forwarding to the Fund a later-dated proxy, or (iii) by attending the Meeting and casting his or her votes in person.

Record Date and Outstanding Shares

As of the close of business on April 1, 2022 there are 2,393,318.642 shares of the Fund issued and outstanding and entitled to vote.

Security Ownership by Certain Beneficial Owners and Management of the Fund

As of April 1, 2022 the following shareholders owned (of record or beneficially) 5% or more of the outstanding shares of the Fund:

Name and Address of Record or Beneficial Interest Holder	Amount	Percentage of shares Outstanding
Zazove Associates 401K Profit Sharing Plan & Trust	$8,188,062.84	16.21%
Karyn B. Lutz, as Trustee of the Michael R. Lutz Nonexempt Marital Trust	$6,526,966.41	12.92%
J.P. Morgan Securities LLC FBO Steven Lawrence (Rollover IRA)	$2,866,958.81	5.58%

As of the same date, to the knowledge of the respective Fund, the following officers and Directors owned beneficially and of record shares of the Fund:

Name of officer or Director*	Amount	Percentage of shares Outstanding
Gene T. Pretti	$1,407,179.23	2.79%
Steven M. Kleiman	$1,420,311.73	2.81%

* All shares listed in this table are held of record by Zazove Associates 401K Profit Sharing Plan & Trust.  The listed officers and Directors have an economic (beneficial) interest in these shares.

Adjournment

The persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies in the event a quorum is not present or in the event sufficient votes have not been received to approve the Merger.  Any such adjournment may be by the affirmative vote of a majority of the shares of the Fund present in person or by proxy at the session of the Meeting to be adjourned (or a majority of votes cast if a quorum is present for the Fund).  Alternatively, any officer present in person or by proxy and entitled to act as Secretary of the meeting also may set an adjournment.

Other Information

The costs associated with this solicitation are estimated to be $60,000, which amount will be paid by the Fund.  Costs of the solicitation are principally anticipated to be legal fees associated with preparing this Proxy Statement.  Other costs of the transaction include legal and accounting fees associated with the Merger, the liquidation and de-registration of the Fund and the organization of the New Fund.  Organizational costs for the New Fund will be amortized over time.  Because those amortized costs will reduce the net asset value of the New Fund only after its launch, amortized costs will be borne only by continuing limited partners of the New Fund and not by Fund shareholders who will redeem from the New Fund immediately following the Merger.  Absent such amortization, all costs described here will effectively be borne by the Fund.  The total costs of the solicitation plus these additional transaction costs are anticipated to be less than 0.20% of the Fund’s net assets.

There will be no brokerage commission, fee or other remuneration paid by the Fund (or the New Fund) in connection with the transaction.

Fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies.

 PROPOSAL:  MERGER

The Fund is seeking consent to proceed with the Agreement and Plan of Merger, dated April 13, 2022 between the Fund and the New Fund (the “Merger Agreement”) and the transactions contemplated in that Merger Agreement. Pursuant to the Merger Agreement, the Fund will transfer substantially all of its assets and liabilities to the New Fund in exchange for limited partnership interests in the New Fund, followed by a distribution of those limited partnership interests to the shareholders of the Fund and the subsequent dissolution of the Fund (the “Merger”). Shareholders that do not return completed and subsequently approved Subscription Documents prior to the effective time of the Merger will be understood to have submitted redemption requests to tender their interests in the New Fund immediately following the Merger. The cash payment for those redemptions will be made by the New Fund within 15 days after the effective time of the Merger.  Redemptions from the New Fund will be effected before any investment or other operations are undertaken by the New Fund, so that no losses, gains, income or expense will be realized and charged or credited to the redeeming limited partners by the New Fund.

The New Fund will be exempt from registration under the Investment Company Act under Section 3(c)(1), which provides an exemption for investment companies with fewer than 100 beneficial holders. As of April 1. 2022, for this purpose the Fund had 75 beneficial holders.

The Board, including the members of the Board who are not “interested persons” (as defined in the Investment Company Act) of the Fund, at a meeting held on March 24, 2022 unanimously determined that the Merger and operation of the New Fund pursuant to an exemption from registration under the Investment Company Act is in the shareholders’ best interests.  The Board, including the members of the Board who are not “interested persons” (as defined in the Investment Company Act) of the Fund, requested and evaluated such information as it deemed reasonably necessary to such determination and believes that it has considered and given appropriate weight to all pertinent factors.

The operation of the New Fund pursuant to an exemption from registration under the Investment Company Act is referred to hereinafter as “de-registration”.

The Board considered that de-registration is expected to result in a substantial reduction in regulatory burdens for the New Fund versus that to which the Fund is currently subject, which is expected to result in significant cost savings for the New Fund and additional investment returns for the investors. The Fund and the Advisor incur significant additional costs in order to comply with the regulations imposed by the Investment Company Act.  Management devotes considerable time to issues related to compliance with the Investment Company Act and the Fund incurs substantial expenses with respect to such matters. The costs of this regulation are borne largely by the Fund, which, among other things, includes higher management fees due to the additional services provided by the Advisor to ensure the Fund’s compliance with the regulatory regime under the Investment Company Act. Based on estimates, the additional return resulting from cost savings is expected to be approximately 0.75% per year on a pre-tax basis. This includes estimated cost savings of (i) approximately $150,000 per year as a result of reduced governance requirements (and therefore no board of director fees or insurance), reduced transfer agency and shareholder recordkeeping requirements, reduced regulatory reporting and reduced outside counsel fees; and (ii) $200,000 per year from revising the management fee structure for the New Fund as follows:

	First $20 million of net equity	Net equity in excess of $20 million
Fund	2% of net assets per annum (accrued on a monthly basis)	1% of net assets per annum (accrued on a monthly basis)
New Fund	1% of net assets per annum (accrued on a monthly basis)	1% of net assets per annum (accrued on a monthly basis)

In reviewing the fees for the New Fund, the Board also noted that immediately after the effective date of the Merger, limited partnership interests held by persons affiliated with the Advisor will be reclassified as Class B interests that are not subject to the management fee.  This was understood to be customary for an investment vehicle not registered under the Investment Company Act.

In addition to the cost savings associated with de-registration, the Board also considered the enhanced prospects for raising additional capital for the New Fund as a limited partnership exempt from registration under the Investment Company Act versus the Fund’s corporate structure and registration under the Investment Company Act as a closed-end interval fund. In light of the Advisor’s core client base being institutional investors (e.g., insurance companies, pension plans), the Advisor believes that it is more likely to raise additional capital for the New Fund from institutional investors. Raising additional capital in the New Fund, if achieved, would serve to further reduce the New Fund’s expense ratio and once the New Fund’s investment assets exceed certain levels (e.g., $100 million of qualifying investments), it would be able to invest in certain private placements that are not otherwise available to investment companies with less than $100 million in qualified investments. The prospect of broadening the investment landscape could be an additional advantage for the New Fund.  There can be no guarantee that additional assets will be raised for the New Fund and it is possible that certain investors will elect to either not participate in the Merger (and so would redeem immediately after the Merger) or otherwise withdraw in the future, which would have the effect of shrinking the New Fund.  Loss of assets would result in generally higher average expenses on equity.

The Board also considered that the exclusion from the definition of an investment company on which the New Fund would rely, because it includes a limit of 100 beneficial holders, may limit the ability of the New Fund to raise additional capital over time. The Advisor does not, however, believe this will have an effect in the near term.

The Board also considered that, as a result of de-registration, shareholders would lose the protective safeguards of the Investment Company Act, although the New Fund would continue to be advised by the Advisor, which is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  The Board believes that the costs of compliance with the Investment Company Act are substantial, especially when compared to the relative size and net income of the Fund and the fees payable to the Advisor, and that it would be in the best interest of shareholders for the Fund to cease to be regulated under the Investment Company Act.

The Board also considered that registered investment companies generally are not considered to hold “plan assets” for purposes of the requirements under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) applicable to employee benefit plan investors, whereas the New Fund is anticipated to be subject to those requirements, as described below.  The Advisor does not anticipate those requirements to materially affect the New Fund’s investment program and believes that, taken as a whole, the related compliance and regulatory requirements associated with being subject to ERISA are still less burdensome than those associated with being regulated under the Investment Company Act.

The Board also considered select terms comparing the operations and governance of the Fund in its present format relative to the operations of the New Fund, assuming approval of the Merger.  Those are further described below in a table whose columns are headed “Currently” and “Post Merger”.  Except for the regulatory, tax and governance differences, the differences in terms were not considered significant.  In this regard, the Board noted that it would not be practicable to continue to operate the Fund in its current format as a Maryland corporation (i.e., without the change in structure to be obtained through the merger) as an investment company exempt from registration under the Investment Company Act.  Operation as a limited partnership under Delaware law was deemed most efficient both operationally and given the pass-through tax treatment of the New Fund described below.

The Board also considered the anticipated tax effects of the Merger and the different tax treatment of the Fund versus the New Fund, all as detailed below under “U.S. Federal Income Tax Consequences.”  The Board considered that the Merger will be a taxable event for the investors in the Fund as explained below. The Board further considered that, while there are some differences, the federal income taxation of the investors in a regulated investment company (or “RIC”), such as the Fund, is generally similar to the taxation of the investors in a partnership, such as the New Fund, because both investments are generally subject to a single level of federal income tax at the investor level and not at the Fund or New Fund level, assuming that the Fund distributes all of its taxable income and gain each year.  The Board further considered that the investment advisory fees and certain other fund expenses may not be deductible by the limited partners in the New Fund, while such fees and expenses were generally deductible in determining the earnings and profits of the Fund. While U.S. tax-exempt investors are generally not subject to tax on dividends received from RICs, U.S. tax-exempt investors are subject to unrelated business taxable income (“UBTI”) earned by partnerships through which they invest, but gain from the sale of property by a partnership is also generally excluded from UBTI unless it is from stock in trade or inventory or property held primarily for sale to customers in the ordinary course of business.  Additionally, U.S. tax-exempt investors are generally not subject to tax on investments financed by a RIC with debt; they may, however, be subject to UBTI if a partnership through which the U.S. tax-exempt investors invest incurred debt to finance its investments, but the Board does not expect to use debt to finance its investments. A foreign investor in a RIC may not be required to file U.S. federal income tax returns as a result of their investment in the RIC but may be subject to withholding tax on dividends. On the other hand, foreign partners in a partnership may be required to file U.S. federal income tax returns and pay U.S. federal income tax if the partnership is treated as originating loans or is otherwise engaged in a U.S. trade or business. The Board further considered that qualification as a RIC for federal income tax purposes depends on the RIC meeting certain diversification and distribution requirements, while a partnership is not required to be diversified or make distributions to its partners to be treated as a partnership and that its partners are taxed on the income of the partnership regardless of whether the partnership makes distributions.

Finally, the Board considered that the New Fund to date has had no operations or assets, has no partners (other than the Fund itself) with rights to participate in the New Fund’s income, gain, liabilities or expenses, and will apply the same valuation policies and procedures as the Fund.  As such, it is anticipated that the value of each shareholder’s initial capital account with the New Fund will be the same as the value of that shareholder’s Fund shares at the time of the Merger.  On this basis, the Board determined that there will be no dilution of any shareholder’s interests when exchanging Fund shares for limited partner interests in the New Fund.   Further, the only financial impact that might be considered to be associated with the Merger are costs of the solicitation and in the transaction costs to be borne by the Fund as detailed above, which are estimated to be less than 0.20%  of the Fund’s net assets.   The Board considers these transaction costs to be an appropriate cost of the Fund given the various benefits of the Merger and de-registration identified here and specifically noted estimated cost savings in the New Fund’s first year of operations (including through the reduction of the management fee) in excess of any such impact.

De-registration

Effects of De-registration.  As a registered investment company, the Fund is subject to extensive regulation under the Investment Company Act.  The Investment Company Act, among other things:  (i) regulates the composition of the Board; (ii) regulates the capital structure of the Fund by limiting the issuance of senior equity and debt securities and limiting the issuance of stock options, rights and warrants; (iii) prohibits certain transactions between the Fund and affiliated persons, including members and officers of the Fund or affiliated companies, unless such transactions are exempted by the SEC; (iv) regulates the form, content and frequency of financial reports to shareholders; (v) requires that the Fund file with the SEC periodic reports designed to disclose compliance with the Investment Company Act and to present other financial information; (vi) prohibits the Fund from changing the nature of its business or fundamental investment policies without the prior approval of its shareholders; (vii) prohibits pyramiding of investment companies and the cross ownership of securities; (viii) provides for the custody of securities and bonding of certain employees; (ix) prohibits voting trusts; (x) provides that no securities may be issued for services or for property other than cash or securities except as a dividend or a distribution to security holders or in connection with a reorganization; (xi) regulates the manner in which repurchases of shares may be effected; (xii) regulates plans of reorganization; (xiii) provides for enforcement by the SEC of the Investment Company Act through administrative proceedings and court actions; and (xiv) in some cases is understood to create a right in private persons to bring injunctive and damage actions in Federal courts to enforce compliance with the Investment Company Act.

Upon de-registration, the Fund would no longer be subject to the foregoing regulations, all of which are designed to protect the interests of shareholders.  Instead, the New Fund would continue to operate as an investment company employing the same investment strategies it currently employs, however, it would be exempted from registration as such under Section 3(c)(1) of the Investment Company Act. As a result, shareholders would no longer be afforded the regulatory protections of the Investment Company Act.  The Limited Partnership Agreement of the New Fund would reflect the changes described herein.

 Each prospective investor should be aware that the requirements of ERISA and the prohibited transaction provisions of Section 4975 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) are expected to apply to the operations of the New Fund.  Under such circumstances, the investments of the New Fund and the activities of the Investment Advisor will be subject to and, in certain cases, limited by, such laws.

An employee benefit plan subject to ERISA or a plan as defined in and subject to Section 4975 of the Code (such employee benefit plans and plans, “Plans”) acquiring an interest in the New Fund via the Merger raises the issue of whether the acquisition would cause the New Fund’s underlying assets to be assets of Plans.  ERISA and a regulation issued thereunder contain rules for determining when an investment in a company will result in the underlying assets of the company being assets of Plans for purposes of ERISA or Section 4975 of the Code (i.e. “plan assets”).  Those rules provide that assets of a company will not be plan assets of a Plan that acquires an interest therein if the investment by all “benefit plan investors” is not “significant” or certain other exceptions apply.  The term “benefit plan investors” includes all “employee benefit plans” as defined in, and subject to the fiduciary responsibility provisions of, ERISA, all “plans” as defined in and subject to Section 4975 of the Internal Revenue Code, and all entities that hold “plan assets” (each, a “Plan Assets Entity”) due to investments made in such entities by already described benefit plan investors.  ERISA provides that a Plan Assets Entity is considered to hold plan assets only to the extent of the percentage of the Plan Assets Entity’s equity interests held by benefit plan investors.  Investments by benefit plan investors will be deemed not significant if benefit plan investors own, in the aggregate, less than 25% of the total value of each class of equity interest of the company (determined without including the investments of persons with discretionary authority or control over the assets of such company, of any person who provides investment advice for a fee (direct or indirect) with respect to such assets, and “affiliates,” as defined in the regulations issued under ERISA, of such persons; provided, however, that under no circumstances are investments by benefit plan investors excluded from such calculation).

It is expected that benefit plan investors, as defined above, would in the aggregate hold more than 25% of the New Fund’s outstanding equity. As a result, the Investment Advisor would be a fiduciary under ERISA with respect to each Plan investor and the Investment Advisor’s duties and liabilities will be subject to the provisions of ERISA.  Generally, the fiduciary provisions of ERISA require fiduciaries to act for the exclusive benefit of participants and beneficiaries of the Plan, to employ the care, skill, prudence and diligence that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, to diversify investments so as to minimize the risks of large losses, and to comply with the plan and trust documents of the Plan.

The Investment Advisor is registered as an investment adviser under the Advisers Act and thus will qualify as an investment manager (as defined in Section 3(38) of ERISA) of each Plan investor subject to ERISA provided that a named fiduciary of the Plan (or its designee) properly appoints the Investment Advisor as an investment manager with respect to the Plan (as provided in the Subscription Agreement) and the Investment Advisor acknowledges in writing that it is a fiduciary in connection with its appointment as an investment manager to the Company (as each would be required to do in the Subscription Agreement).  If the underlying assets of the New Fund are Plan assets and the Investment Advisor is appointed an investment manager, the Plan fiduciaries with discretion to invest in the New Fund will only be liable with respect to the decision to appoint and retain the Investment Advisor as a fiduciary with authority to manage the assets of the New Fund and other Plan fiduciaries generally will not be liable for the acts and omissions of the Investment Advisor.  However, even if the Investment Advisor is appointed an investment manager, Plan fiduciaries will be liable for a breach of fiduciary duties of the Investment Advisor if they knowingly participate in or conceal a fiduciary breach by the Investment Advisor, enable the Investment Advisor to commit a breach by breaching their own fiduciary duty, or fail to make reasonable efforts to remedy such a breach.

During any time that the New Fund assets are treated as Plan assets, unless covered by an exemption, the Investment Advisor and its affiliates would be prohibited by Section 406 of ERISA from acquiring an investment (which might otherwise be desirable) or from entering into a transaction (which might otherwise be favorable) that would constitute a “prohibited transaction.”  For example, the Investment Advisor would be prohibited under Section 406(a) of ERISA from authorizing (i) the borrowing of money from a bank that is a “party in interest” as defined in Section 3(14) of ERISA with respect to the New Fund or with respect to a Plan that is a Shareholder; (ii) the acquisition of any property or service from an employer that maintains a Plan which is a Shareholder or from any other “party in interest”; and (iii) the use of the assets of the New Fund in a manner designed to benefit such a “party in interest”.  As a result, a subscriber in the New Fund which is a Plan may be prohibited by the Investment Advisor from becoming a limited partner due to the subscriber’s relationship to New Fund assets or an investment planned by the New Fund.  A Plan fiduciary may not cause a Plan to engage in a transaction if the Plan fiduciary knows or should know that such transaction constitutes a “prohibited transaction” for which no exemption is available.

In addition to the prohibited transactions discussed above, Section 406 of ERISA also prohibits a fiduciary from causing a plan to acquire securities of an employer who maintains or contributes to a Plan that is an investor if those securities are not “qualifying employer securities” under ERISA or if the aggregate fair market value of all qualifying employer securities held by that Plan, including those held by the New Fund, exceeds 10% of the fair market value of the assets of that Plan as provided in Section 407 of ERISA.  The Investment Advisor will not take steps to determine whether any security acquired by the New Fund constitutes an employer security of any Plan investor.  Moreover, because the limits on investment in qualifying employers securities described in Section 407 of ERISA apply to the Plan’s entire portfolio, the Investment Advisor will not monitor, or be responsible for, a Plan investor’s compliance with such investment limits.  Therefore, each Plan Fiduciary of a Plan investor in the New Fund will be responsible for ensuring compliance with these rules.

A “party in interest” with respect to a Plan that is an investor in the New Fund includes any fiduciary, administrator, trustee or employee of such Plan; any person providing services to the New Fund or such Plan; an employer whose employees are covered by such Plan; a union any of whose members are covered by such Plan; the owner of a 50% or greater interest in an employer whose employees are covered by such Plan; and any 50%-or-more owned affiliate of any such fiduciary, trustee, service provider, employer, union or owner.  In addition, employees, officers, directors and certain family members and shareholders of the foregoing individuals and entities may also be classified as “parties in interest.”

ERISA also prohibits certain transactions which give the appearance of fiduciary self-dealing.  Specifically, if the New Fund assets are treated as Plan assets, Section 406(b) of ERISA would prohibit the Investment Advisor from using the discretionary authority which causes it to be a fiduciary (i) to receive for its own interest or account assets of Plans that are investors in the New Fund, including New Fund assets considered to be Plan assets, (ii) from representing a party whose interests are adverse to those of the New Fund in any transaction involving the New Fund, or (iii) from receiving consideration from any third party dealing with the New Fund in a transaction involving the New Fund assets considered to be Plan assets.  In addition, Section 406(b) of ERISA prohibits a Plan fiduciary from using its discretionary authority to cause a Plan to pay a fee to it or to such Plan fiduciary’s affiliate.

The Investment Advisor is aware of several prohibited transaction exemptions that may apply to the transactions of the New Fund.  For example, prohibited Transaction Class Exemption 84-14 issued by DOL exempts most types of transactions that would otherwise be prohibited under Section 406(a) of ERISA if such transactions are entered into by a “qualified professional asset manager” (“QPAM”) and the other requirements thereof are satisfied.  A QPAM is defined to include an investment adviser registered as an investment adviser under the Advisers Act which has in excess of $85 million of client assets under management and control, as of the last day of its most recent fiscal year, and in excess of $1 million of shareholders’ or partners’ equity as shown on its most recent balance sheet prepared within the preceding two years in accordance with GAAP.  The Investment Advisor qualifies as a QPAM so the transactions entered into by the Investment Advisor generally will be exempt from the prohibited transaction rules of Section 406(a) of ERISA.  This exemption (the “QPAM Exemption”), however, does not exempt certain transactions, such as those between a QPAM and itself or an affiliate of the QPAM and those between a QPAM and the party who has the authority to hire, fire or negotiate the terms of the agreement with the QPAM.  Nor does the QPAM Exemption permit the purchase or holding of employer securities that are not “qualifying employer securities” as provided in Section 407 of ERISA or the purchase or holding of “qualifying employer securities” in excess of the limits described in Section 407 of ERISA.  In addition, the QPAM Exemption will not apply with respect to transactions involving a Plan if the assets of such Plan, when combined with the assets of other Plans maintained by the same employer or an affiliate of such employer, represent more than 20% of the total client assets managed by the QPAM, determined at the time of each transaction.

In order for the Investment Advisor to avoid engaging in any actions that are not exempted by the QPAM Exemption, each Plan investor will identify in the Subscription Agreement the Plan fiduciaries with authority to invest Plan assets in the New Fund as well as such fiduciaries’ affiliates.  Each Plan investor will be obligated to notify the New Fund of any changes in such information.  Although Plan Fiduciaries of Plans that own less than 10% of the New Fund will not be treated as having the authority to hire, fire or negotiate the terms of the agreement with the Investment Advisor, such Plan Fiduciaries and their affiliates must be identified in the Subscription Agreement because the ownership by such Plans may reach or exceed the 10% threshold due to redemptions by other investors.

Another prohibited transaction exemption that may apply to certain transactions of the New Fund is the service provider exemption provided by Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code.  This statutory exemption applies to certain transactions, such as sales or exchanges of property, with a “party in interest” provided the following conditions are satisfied:  (a) the transaction is with a party in interest, other than a fiduciary (or an affiliate) who has, or exercises, any discretionary authority or control with respect to the investment of plan assets involved in the transaction or renders investment advice with respect to such plan assets, solely by reason of providing services to the plan or solely by reason of a relationship to such a service provider; and (b) the plan receives no less and/or pays no more than “adequate consideration,” as the case may be.  “Adequate consideration” generally is defined as the price prevailing on a national securities exchange or, if the security is not traded on an exchange, a price not less favorable than the offering price for the security as established by the current bid and ask prices quoted by persons independent of the issuer of the security and of the party in interest.  For assets without a generally recognized market, adequate consideration is the price determined in good faith by the plan fiduciaries in accordance with regulations issued by the DOL.

Although the QPAM Exemption and the service provider exemption do not apply to the payment by the New Fund to the Investment Advisor of management fees, the payment of management fees (during any time that the New Fund assets are treated as Plan assets) will not be a prohibited transaction under Section 406(a) of ERISA as long as the requirements for the exemption set forth in Section 408(b)(2) of ERISA permitting payment for necessary services are met.  These requirements generally are that the services performed by the Investment Advisor are appropriate and helpful to the Plan in carrying out the purposes for which the Plan is maintained, and that the arrangement with the New Fund for provision of such services and the Management Fee paid by the New Fund are reasonable.  The Plan Fiduciary must determine whether these requirements are satisfied with respect to the payment to the Investment Advisor of fees by the New Fund and the Plan.

 Section 4975 of the Code applies to prohibit certain transactions involving assets of Plans subject to Section 4975 of the Code and “disqualified persons” with respect to those Plans in substantially the same manner that Section 406 of ERISA prohibits certain transactions between Plans subject to ERISA and “parties in interest” with respect to those Plans.  Transactions prohibited for purposes of Section 4975 of the Code are substantially similar to those prohibited under ERISA (which are summarized above), and the definition of “disqualified person” is virtually identical to that of “party in interest” (which is summarized above).  The Investment Advisor, as well as employers and other persons who are “parties in interest” with respect to a Shareholder, will be “disqualified persons” and would be personally liable for the taxes imposed by Section 4975 if they should participate in a prohibited transaction other than as a fiduciary acting only in that capacity.  However, the same exemptions provided under ERISA are applicable to the prohibitions of Section 4975 of the Code.

The consequences of any prohibited transaction, if no exemption applies, can include the imposition of excise taxes on the “party in interest” or “disqualified person,” as such terms are defined in Section 3(14) of ERISA and Section 4975 of the Code, respectively, the persons involved in the transaction having to rescind the transaction and pay an amount to the Plan for any losses realized by the Plan or profits realized by such persons, disqualification of any individual retirement account involved in the transaction with adverse tax consequences to the owner of such account, and other liabilities that can have a significant, adverse effect on such persons.  As a result, concerns over prohibited transactions may restrict the types of investments the New Fund will make or have other adverse consequences on the operation of the New Fund.

A PLAN FIDUCIARY MUST CONSULT ITS OWN ERISA ADVISORS BEFORE INVESTING IN THE NEW FUND AND FULLY INFORM ITSELF AS TO ALL PAYMENTS MADE IN CONNECTION WITH THE OPERATION OF THE NEW FUND.  THE PLAN FIDUCIARY BY INVESTING IN THE NEW FUND SIGNIFIES ITS INFORMED CONSENT TO ALL SUCH PAYMENTS TO THE RECIPIENTS THEREOF AND TO THE RISKS INVOLVED IN INVESTING IN THE NEW FUND.

The following table summarizes certain key similarities and differences in the structure and governance of the New Fund if the Merger is approved:

	Currently	Post Merger
Governance
The Investment Company Act requires that the Fund be managed by a board at least 40% of whose members are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act. The Board currently has three members, two of whom are not interested persons (meaning, among things, that they are not affiliated with Advisor).  There currently is one unfilled (vacant) seat on the Board, which pursuant to the Bylaws shall be comprised by no less than four and no more than seven Directors.

Pursuant to the Merger, the Fund will be dissolved and the New Fund will be managed by Advisor in its capacity as general partner. As general partner, Advisor will have substantially similar power, authority and discretion as the Board had with regard to the Fund before the Merger. The Limited Partnership Agreement (attached hereto as Appendix C) sets forth the rights, duties and powers of Advisor as general partner of the New Fund.

Investment Objective	The investment objective of the Fund is to realize long-term growth, current income and the preservation of capital. There can be no assurance the Fund will achieve its investment objective.	There are no changes to the New Fund’s proposed investment objective.

Investment Strategies
Investment Process. Advisor utilizes a proprietary valuation model designed to identify statistically undervalued convertible securities with attractive risk/reward characteristics. The investment process generally does not rely on economic, interest rate or stock market forecasts, fundamental or technical analysis, or market timing.  To a lesser degree, the Advisor may consider market trends, industry group strengths, reported transactions of insiders and major shareholders, advice of investment specialists and other sources of information.

Convertible Securities. A properly selected convertible security offers the ability to participate in a substantial portion of the underlying common stock’s advances while being sheltered from a significant portion of its declines. In addition, a convertible security generally provides a current yield in excess of the yield for the underlying common stock.  A successfully managed diversified portfolio of convertible securities can achieve the long-term returns associated with stock portfolios with reduced volatility, while generating a current yield.
There are no changes to New Fund’s proposed investment strategies.

With regard to the portion of the Fund’s portfolio that consists of securities that may carry a credit rating (e.g., preferred stock, convertible bonds and other fixed income securities), the Fund currently intends for at least 80% of such securities to have an investment grade average credit rating (based on the weighted average credit rating of such securities in the Fund’s portfolio).  Investment grade securities generally include those rated BBB- or better by Standard & Poors, Baa3 or better by Moody’s Investor Services or a comparable rating by another Nationally Recognized Statistical Rating Organization (“NRSRO”). The weighted average credit rating is determined by rating each such security on the basis of the highest rating of an NRSRO or, if a security is not rated, the credit rating assigned to the security in the good faith judgment of the Advisor.  The remaining portion of the Fund’s portfolio may be invested in lower rated and special situation convertible securities. These securities typically have a low investment premium (i.e., generally, the convertible is trading within 20% of its estimated value without the conversion feature) and/or a high conversion premium (i.e., generally, the convertible is trading at a price that is 50% higher than the value of the shares that would be received upon conversion). A convertible in this group has typically experienced substantial declines in its underlying stock price resulting in a rapid rise in conversion premium, which greatly reduces the equity sensitivity of the convertible and often calls the credit quality of the issue into question.  While most traditional convertible securities investors focus on convertibles with a higher degree of equity sensitivity than exists with these securities, the Advisor believes that these securities present a unique opportunity to achieve superior risk adjusted returns in an inefficient segment of the convertible securities market.  This group of convertibles could include distressed securities that are in default or the issuers of which are in bankruptcy.

Other Permitted Securities.  The Fund is authorized to invest in other financial instruments including, without limitation, common stocks, preferred stocks, bonds, notes, swaps and other derivatives.  These securities may be publicly or privately issued by domestic or foreign companies, may be U.S. dollar or non-U.S. dollar denominated and may be non-investment grade. It is currently expected that the Fund’s investment in these other securities and derivatives will generally not exceed 15% of the gross assets of the Fund (but the Fund’s investments in such other securities and derivatives may exceed such level in certain circumstances).  However, the Fund’s use of commodity interests regulated by the CFTC will be limited as described in CFTC regulation 4.13(a)(3) and the Fund is not a vehicle for trading commodity interests.

Subject to compliance with the Company Act, the Fund is also authorized to enter into short sales, which are usually made only with regard to the underlying stock of a convertible security held by the Fund (i.e., a hedged position).  In addition, the Fund may hold other assets as a result of a security being subject to a restructuring, reorganization, recapitalization or similar transaction.  Although it is intended for the Fund, in general, to be fully invested, the Fund may invest available cash in money market funds, bank deposits, government securities and other short-term fixed income instruments until appropriate investment opportunities arise.

Diversification. Although the Fund is not intended as a complete investment program and diversification is not a fundamental policy, the Fund intends to invest its assets under most circumstances in a manner designed to maintain a well-diversified portfolio.

Purchase and Pricing of Shares/Limited Partnership Interests
Investors on a private placement basis may make an investment in the Fund the first day of the month. Investments in the Fund are subject to a minimum initial subscription of $50,000. The Board may reduce such minimum at its discretion. The Fund offers and sells Shares only to U.S. investors that are “accredited investors,” as defined in Rule 501 under the Securities Act (“Eligible Investors”). Existing Shareholders subscribing for additional Shares must be Eligible Investors at the time of each additional subscription.

The Fund and Advisor value the Fund’s assets using methodologies approved by the Board on the basis of valuations provided by dealers, other market participants and one or more pricing services, which use information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.

The minimum initial investment in the New Fund is $500,000 subject to waiver by Advisor at its discretion. While the methodology utilized for pricing the New Fund’s assets will not change from the procedures utilized by the Fund, Advisor will be responsible for such valuations without oversight by a board of directors, which is the case for the Fund. Shareholders in the Fund will not be subject to the $500,000 minimum investment.

Withdrawals
As a closed end interval fund registered under the Investment Company Act, it is a policy of the Fund to offers to repurchase up to 25% of its outstanding shares at the close of each calendar quarter at net asset value. A Shareholder that seeks to have shares repurchased at quarter end must submit a written request by the 17th day of March, June, September or December, as applicable (or the next business day if such day is not a business day).  Payment for shares will be made in cash within seven business days after the redemption date. Shares redeemed within one year of investment are subject to a 2% redemption fee.

Investors in the New Fund will be subject to a one year holding period requirement. Thereafter, investors in the New Fund may redeem all or a portion of its interest in the New Fund at the close of a calendar quarter on at least 30 days prior written notice. Redemption payments may be made in cash or in-kind. The general partner may postpone redemptions under certain circumstances. The foregoing one year holding period requirement will not apply with regard to an investor’s capital account balance in the New Fund immediately after the Merger and any earnings thereon, but would apply to any new investments made by the investor in the New Fund.

Risk Factors
An investment in shares will expose the investor to the risks associated with the securities in which the Fund invests. The principal risk factors, which are explained in detail under “Risk Factors” in the Fund’s Confidential Offering Memorandum, include, among others:

-          Market Risk and Loss of Capital
-          Uncertain Value of Past Performance
-          Investment Risks from Convertible Debt, Distressed Securities, Non U.S. Securities
-          Market Disruptions; Governmental Intervention
-          Foreign Currency
-          Emerging Markets
-          Trade Execution
-          Counterparty and Custody
-          Leverage, Short Sales and Derivatives
-          Liquidity

THE SHARES ARE NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 (1933 ACT”).  THE FUND IS REGISTERED UNDE THE INVESTMENT COMPANY ACT.

There are no material changes to the risk factors in the New Fund.

INTERESTS IN THE NEW FUND WILL NOT BE REGISTERED UNDER THE 1933 ACT. THE NEW FUND WILL NOT BE REGISTERED UNDER THE INVESTMENT COMPANY ACT.

Financial Leverage
The Investment Company Act restricts the extent to which the Fund may borrow. The Fund may not borrow if, immediately after such borrowing, the Fund would have asset coverage (as defined in the Investment Company Act) of less than 300% (i.e., for every dollar of indebtedness outstanding, the Fund is required to have at least three dollars of total assets).
New Fund will not be subject to regulatory restrictions on its ability to utilize financial leverage. There is no current intention to utilize leverage.

Voting Rights	The Investment Company Act generally requires that all shares of the same class must have equal voting rights.
The Partnership Agreement (attached hereto as Appendix C) sets forth the items that require a vote of a majority interest of the limited partners, including, among other things the removal of the general partner and certain amendments to the Partnership Agreement.

Affiliated Transactions
The Investment Company Act imposes restrictions on the Fund’s ability to engage in transactions with affiliated persons, including the Board and officers of the Fund, Advisor and its affiliates and other affiliated companies, unless such transactions are exempted by the SEC.  These prohibitions generally apply to buying and selling securities and other property to or from affiliated persons; borrowing money from or lending money to affiliated persons; or participating in joint transactions or profit sharing arrangements with affiliated persons.

The New Fund will not be subject to the same level of regulatory restrictions on its ability to engage in transactions involving affiliated persons.  While such transactions may involve increased risk to investors as a result of the conflicts of interest involved, the ability to engage in these transactions may also provide additional flexibility to manage the New Fund’s portfolio.  It is important to note that under the Advisers Act, Advisor has a fiduciary responsibility to its clients, including the New Fund, and Advisor is, among other things, required to act in the best interest of its clients.

Changes to Investment Restrictions and Policies	The Investment Company Act requires shareholder approval for changes to certain “fundamental” investment restrictions and policies.	The New Fund will not be subject to any regulatory restrictions on its ability to change its investment restrictions and policies; however, no such changes are currently anticipated.

Custody of Fund Assets
The Investment Company Act requires the Fund to maintain its securities and other investments with certain types of custodians under conditions designed to assure the safety of the fund’s assets. The Fund’s custodian is currently UMB Bank, NA.

The Advisers Act requires that if an Advisor has custody of client securities as a result of being general partner of a fund, then the fund’s securities must be maintained with a broker-dealer, bank, or other “qualified custodian.”  It is anticipated that UMB Bank, NA will continue to maintain custody of New Fund’s assets following the Merger.

Financial and Other Reporting
The Investment Company Act requires the Fund to provide shareholders with annual and semi-annual reports, which are also filed with the SEC on Form N-CSR and subject to certification pursuant to the Sarbanes-Oxley Act, file with the SEC annual reports on Form N-CEN, quarterly reports regarding portfolio holdings on Form N-PORT and annual reports regarding proxy voting on Form N-PX and imposes other SEC reporting obligations.

The New Fund will no longer file periodic reports on Forms N-CSR, N-CEN, N-PORT or N-PX or any other reports with the SEC.  However, while they will not be filed with the SEC, the New Fund will continue to provide to the shareholders annual audited financial statements. The Sarbanes-Oxley Act certification requirements that currently apply to the Fund’s annual and semi-annual reports filed with the SEC will not apply to the New Fund’s annual audited financial statements since it will not be registered under the Investment Company Act. The New Fund’s annual audited financial statements will continue to be prepared in accordance with generally accepted accounting principles.  It is anticipated that Deloitte and Touche, LLP will continue to be retained as the New Fund’s auditor. Regulatory requirements applicable to financial statements of registered investment companies specifically will no longer apply, which will result in changes in the manner in which certain information is presented in the financial statements.

Compliance Policies and Procedures
The Investment Company Act requires the Fund to have a code of ethics and compliance policies and procedures reasonably designed to prevent violations of federal securities laws and a chief compliance officer charged with administering these policies. Advisor, as a registered investment Advisor, is required by the Advisers Act to have a code of ethics and compliance policies and procedures.

While New Fund will not be required to have a code of ethics and compliance policies and procedures, Advisor, as a registered investment Advisor, will continue to be required by the Advisers Act to have a code of ethics and compliance policies and procedures.

Inspection by the SEC	As registered investment companies, each Fund is subject to regulation and inspection by the SEC. Advisor, as a registered investment Advisor, is subject to regulation and inspection by the SEC.	While New Fund will no longer be subject to regulation and inspection by the SEC, Advisor, as a registered investment Advisor, will remain subject to regulation and inspection by the SEC.

Tax Status	The Fund is treated as a regulated investment company under Subchapter M of the Internal Revenue Code.	The New Fund will be treated as a partnership for U.S. Tax purposes. (See “U.S. Federal Income Tax Consequences” below).

Service Providers. After the Merger, the New Fund will no longer engage UMB Fund Services as the Registrar and Transfer Agent. Rather, the administration of the New Fund will be the responsibility of Advisor.

Investors. The New Fund must have fewer than 100 beneficial holders in order to be exempt from registration in reliance on the exclusion from the definition of “investment company” contained in Section 3(c)(1) of the Investment Company Act.

Application to the SEC.  If shareholders approve the Merger, the Fund will apply to the SEC for an order under Section 8(f) of the Investment Company Act declaring that upon the effective time of the Merger, or as soon thereafter as practicable, the Fund will cease to be an investment company.  The SEC may require the Fund to supply additional information, which may result in one or more amendments to the application.  The SEC can on its own motion or on the motion of any interested party order a public hearing on the application. There can be no assurance that the SEC will grant the Fund’s application, or with respect to the timing of the de-registration order.

Required Vote

Approval of the Merger requires approval by the holders of a majority of the total number of the Fund’s outstanding shares that are entitled to vote on the Merger.

In the event the Merger is not approved, the Board intends to consider what, if any, steps to take in the best interests of the Fund and its shareholders including the withdraw of the Proposal from consideration.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE THE MERGER

Procedure For Dissolution Under Maryland Law

After the Effective Date of the Merger, pursuant to the MGCL, Articles of Dissolution stating, among other things, that the dissolution has been authorized will be executed, acknowledged and filed with the State Department of Assessments and Taxation of Maryland, and will become effective in accordance with such law.  Upon the acceptance for record of such Articles of Dissolution, the Fund will be legally dissolved, but thereafter the Fund will continue to exist for the purpose of paying, satisfying, and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs, but not for the purpose of continuing the business for which the Fund was organized.

U.S. Federal Income Tax Consequences

The following is a general discussion of certain material U.S. federal income tax considerations for shareholders who are U.S. persons and who are holding their shares as capital assets (generally, property held for investment) for U.S. federal income tax purposes with respect to the Merger. This discussion is based on current U.S. federal income tax laws in effect on the date of this Proxy Statement.  Future legislative or administrative changes or court decisions might significantly alter these tax consequences, and any such changes or decisions might be retroactive. The Fund has not sought a ruling from the Internal Revenue Service (the “IRS”) with respect to the U.S. federal income tax consequences of the Merger. The statements below are, therefore, not binding upon the IRS, and there can be no assurance that the IRS will concur with this summary or that the tax consequences to any shareholder upon receipt of the Merger consideration or in connection with ownership of a limited partnership interest in the New Fund.

This discussion is for general information only and does not address all of the U.S. federal income tax considerations that may be relevant to specific shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax law (such as financial institutions, insurance companies, tax-exempt entities, broker-dealers, pension plans or U.S. persons that have a “functional currency” other than the U.S. dollar).  This discussion does not address the U.S. estate and gift tax, the alternative minimum tax, the Medicare tax on net investment income or any U.S. state or local or non-U.S. tax considerations. The Merger may impose unanticipated tax consequences on shareholders and affect shareholders differently, depending on their particular tax situations.  Shareholders are encouraged to consult with their own tax advisors to determine the particular tax consequences to them of the Merger and the ownership of a limited partnership interest in the New Fund, including the application and effect of any state, local or non-U.S. tax laws.

If the shareholders approve the Merger, the Fund will transfer substantially all of its assets and liabilities to the New Fund (the “Contribution”) in exchange for limited partnership interests in the New Fund, followed by a distribution of those limited partnership interests to the shareholders of the Fund in exchange for their shares in the Fund as part of a plan to liquidate the Fund (the “Distribution”).  In accordance with the Merger, each shareholder will receive a limited partnership interest in the New Fund with an initial capital account balance equal the net asset value of their shares as of the effective time of the Merger. Shareholders that do not return completed and subsequently approved Subscription Documents prior to the effective time of the Merger will be understood to have submitted redemption requests to tender their interests in the New Fund immediately following the Merger. The cash payment for those redemptions will be made by the New Fund within 15 days after the effective time of the Merger.  It also is intended that those redemptions from the New Fund will be effected before any investment or other operations are undertaken by the New Fund, so that no losses, gains, income or expense will be realized and charged or credited to the redeeming limited partners.

For federal income tax purposes, the Fund and the New Fund intend to (i) immediately before the distribution described in clause (ii) below, treat the New Fund as being disregarded as a separate entity from the Fund and therefore disregard the Contribution by the Fund to the New Fund, (ii) treat the Distribution as a taxable distribution of the assets of the Fund to its shareholders in a liquidating distribution in which such assets are received in return for the shares in the Fund and the assumption of the liabilities of the Fund, followed by a contribution of such assets to the New Fund, and (iii) immediately after the distribution described in clause (ii) above, treat the New Fund as a partnership that is not a publicly traded partnership taxable as a corporation. Under such treatment, the shareholders are expected to have taxable income on the exchange of their shares in the Fund for the limited partnership interests in the New Fund, and the New Fund is expected to have tax basis in the assets received from the Fund equal to the value of such assets used in the Merger.  Additionally, the New Fund’s holding period of the assets received from the Fund will begin on the day following the Merger and will not include the period during which such assets were held by the Fund. The balance of this discussion is based on the assumption that this treatment is respected.

          A shareholder will recognize gain or loss based on the difference between the amount received (capital account balance in the New Fund, including the related cash redemption if any) pursuant to the Merger and the shareholder’s basis in the Fund shares. If a shareholder holds the shares as capital assets, the gain or loss will be characterized as a capital gain or loss. If the shares have been held for more than one year, any such gain will be treated as long-term capital gain, taxable to individual shareholders at preferential rates, and any such loss will be treated as long-term capital loss. Capital gain or loss on shares held for one year or less will be treated as short-term capital gain or loss, provided that any loss realized by a shareholder on Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

Distributions to a shareholder may be subject to backup withholding unless the shareholder provides a correct taxpayer identification number and certification that the shareholder is not subject to backup withholding and is a U.S. person. Certain shareholders specified in the Code may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer’s U.S. federal income tax liability provided that the required information is timely furnished to the IRS.

As a partnership, the New Fund is not itself generally subject to U.S. federal income tax.  The New Fund will file an annual partnership information return with the Internal Revenue Service that reports the results of operations.  Each holder of a limited partnership interest in the New Fund will be required to report separately on its income tax return its distributive share of the New Fund’s net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss.  Each holder of a limited partnership interest in the New Fund will be taxed on its distributive share of the New Fund’s taxable income and gain regardless of whether it has received or will receive a distribution from the New Fund.  As a partnership, the taxable year of the New Fund will be a calendar year if holders of New Fund shares that have an aggregate interest in the New Fund profits and capital of more than 50% have a taxable year that is the calendar year, which is expected to be the case.

Certain expenses of the New Fund, including investment expenses (e.g., investment advisory fees), of an individual, trust or estate are generally not currently deductible by the limited partners. These limitations on deductibility should not apply to a non-corporate shareholder’s share of the trade or business expenses of a partnership.  These limitations are expected to apply, however, to a non-corporate shareholder’s share of the investment expenses of the New Fund. The New Fund expects that its operations will constitute investment activities rather than trading activities.  As such, certain deductions for the New Fund expenses will be more limited when compared to deductions allowed with respect to expenses of the Fund, which were generally deductible and resulted in lower taxable income to the shareholders on distributions from the Fund.

Generally, a U.S. tax-exempt entity is subject to tax only with respect to its “unrelated business taxable income” (“UBTI”).  While interest, dividends and gains recognized upon the disposition of investment assets generally are not treated as UBTI, this is not true to the extent such income is derived from “debt-financed property.”  The New Fund does not expect to utilize debt leverage in its investment program.  Additionally, the New Fund does not intend to treat itself as a dealer holding securities as inventory or for sale to customers in the ordinary trade or business. Based on such treatment, income recognized by a U.S. tax-exempt investor with respect to its limited partnership interest in the New Fund and gains upon redemption or transfer of all or a portion of its limited partnership interest in the New Fund is not expected to be treated as UBTI and is not expected to be subject to U.S. federal income taxation, provided that the tax-exempt investor did not incur indebtedness in acquiring its interest in the Fund or the New Fund.  Foreign partners in the New Fund may be required to file U.S. federal income tax returns and pay U.S. federal income tax if the New Fund is treated as originating loans or is otherwise engaged in a U.S. trade or business.

Investors are urged to review United States Federal Income Tax Considerations in the Confidential Offering Memorandum and consult with their tax advisors as to the treatment of the Merger and holding limited partnership interests in the New Fund in their particular circumstances.

Appraisal Rights

Shareholders will not be entitled to appraisal rights under the MGCL in connection with the Merger. However, a shareholder that does not deliver completed and approved Subscription Documents prior to the effective time of the Merger will, by virtue of being redeemed from the New Fund, receive cash in an amount equal to the net asset value of their shares as of the effective time of the Merger. The cash payment will be made by the New Fund within 15 days after the effective date of the Merger.

Required Vote

Under the MGCL and pursuant to the Charter and Bylaws, the affirmative vote of the holders of a majority of the total number of outstanding shares of the Fund entitled to vote thereon is required to approve the Merger.

In the event such majority of the outstanding shares of the Fund are not voted in favor of the Merger, the Fund will continue to exist as a registered investment company in accordance with its stated investment objective and policies.

In the event the Merger is not approved, the Board intends to consider what, if any, steps to take in the best interests of the Fund and its shareholders. If it appears that the Merger may not be approved by shareholders, the Board may determine to withdraw the Merger from consideration at the Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE THE MERGER

Information About Zazove Associates, LLC

Zazove Associates, LLC, 1001 Tahoe Blvd., Incline Village, NV 89451 acts as the investment advisor of the Fund. The portfolio manager of the Fund is Mr. Gene T. Pretti who has had a controlling interest in Advisor since he acquired the predecessor to the Advisor in 1989 and organized the Advisor in 1995. Advisor is based in Incline Village, NV and is registered with the SEC as an investment advisor.  With a staff of 24 professionals, the Advisor, as of December 31, 2021, had in excess of $2.5 billion of regulatory assets under management in various accounts using various strategies focusing primarily on the convertible securities market.

The members and principal executive officers of Advisor are listed below. Other than as disclosed herein, and in the case of Messrs. Pretti and Kleiman who have equity interests in Advisor, no officers or Board member of the Fund have any material interest in Advisor, or in any material transaction in which the Advisor or an affiliate is a party. Mr. Pretti is treated as an interested Board member of the Fund because he has an equity ownership in Advisor.

Name and Address	Position at the Advisor	Principal Occupation(s)
Gene T. Pretti	CEO, Chief Investment Officer, Member	Same
Steven M. Kleiman	General Counsel, Member	Same
Gregory D. Shorin	Portfolio Manager, Member	Same
Christopher B Cook	Portfolio Manager, Member	Same

The following chart lists those officers and Board members of the Fund who are also affiliated with the Advisor, and sets forth the nature of those affiliations:

Name and Address	Position at the Fund
Gene T. Pretti	President, Director
Steven M. Kleiman	Treasurer and Chief Compliance Officer

By Order of the Board of Zazove Convertible Securities Fund, Inc.

Steven M. Kleiman
Treasurer and Chief Compliance Officer

April 18, 2022

Appendix A

Agreement and Plan of Merger

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made as of this 13th day of April, 2022, by and between Zazove Convertible Securities Fund, Inc., being a Maryland corporation operating as a registered investment company (“ZCSF”), and Zazove Convertible Securities Fund, L.P., being a Delaware limited partnership that is wholly owned by ZCSF (the “Successor Fund”).

The reorganization (referred to in this Agreement as the “Merger”) will consist of:  (i) the transfer and delivery of all of the assets of ZCSF (referred to herein as the “assets of ZCSF”) to the Successor Fund, in exchange for the assumption by the Successor Fund of all of ZCSF’s Liabilities (as defined in paragraph 1.3) and newly-issued Class A partnership interests (“Class A Successor Fund Interests”) of the Successor Fund; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Class A Successor Fund Interests pro rata to the shareholders of ZCSF, with each shareholder being admitted as a limited partner of the Successor Fund with an initial capital account balance equal to the value of said shareholder’s shares in ZCSF computed in the manner set out in this Agreement; and (iii) the termination, dissolution and complete liquidation of ZCSF, all upon the terms and conditions set forth in this Agreement (the “Merger”).

It separately is anticipated that as soon as practicable following the Closing (as defined in paragraph 1.1), the Successor Fund will process withdrawal requests for all limited partners of the Successor Fund (being at that time solely limited partners who will have obtained Class A Successor Fund Interests in the Merger) who wish to redeem their limited partner interests for cash.  Such redemptions will reflect capital account values based on the net asset value of the Successor Fund calculated as of such withdrawal date and will be paid within approximately fifteen days thereafter.

WHEREAS, the Successor Fund is newly organized for the purpose of completing the transactions described in this Agreement and has had no assets and has carried on no investment activities prior to the Merger; ZCSF is a registered closed-end management investment company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) that operates as a closed-end interval fund; and ZCSF owns securities that are assets of the character in which the Successor Fund is permitted to invest and are consistent with the investment objective, strategy and restrictions of the Successor Fund;

WHEREAS, the Board of Directors of ZCSF, including a majority of said Directors who are not “interested persons,” as defined by the 1940 Act, of ZCSF, has determined that the Merger is in the best interests of ZCSF and that the interests of the shareholders of ZCSF will not be diluted as a result of the Merger and, subject to the requisite approval of the ZCSF shareholders, has authorized the officers of ZCSF to execute and perform the obligations of ZCSF under this Agreement.

NOW, THEREFORE, in consideration of the above recitals and premises and of the covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ALL OF THE ASSETS OF ZCSF IN EXCHANGE FOR SUCCESSOR FUND PARTNERSHIP INTERESTS AND ASSUMPTION OF ZCSF LIABILITIES; LIQUIDATION OF ZCSF

1.1. THE EXCHANGE.  Subject to the requisite approval of ZCSF Shareholders (as defined in paragraph 1.5) and the other terms and conditions contained herein and on the basis of the representations and warranties contained herein, ZCSF agrees to transfer all of the assets of ZCSF described in paragraph 1.2 to the Successor Fund free and clear of all liens, encumbrances and claims whatsoever except those liens, encumbrances and claims as to which the Successor Fund has received notice and which have been taken into account in the net asset valuation of ZCSF.  In exchange, the Successor Fund agrees to deliver to ZCSF limited partnership interests in the Successor Fund and to establish capital accounts for each ZCSF Shareholder at the closing (the “Closing”) provided for in paragraph 3.1 having aggregate initial capital account balances equal to the value determined by multiplying the number of outstanding ZCSF shares (as set forth below) by the net asset value of one ZCSF Share, computed in the manner and as of the time and date set forth in Article II.  Such transactions shall take place at the Closing.

1.2. ASSETS TO BE ACQUIRED.  The assets of ZCSF to be acquired by the Successor Fund shall consist of all assets owned by ZCSF, including, without limitation, all rights, cash, securities, commodities, interests in futures, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, contractual rights and choses in action, all books and records belonging to ZCSF, any deferred or prepaid expenses shown as an asset on the books of ZCSF on the Closing Date, and all interests, rights, privileges and powers (the “Assets”).

1.3. LIABILITIES TO BE ASSUMED.  ZCSF shall endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its confidential offering memorandum, in good faith to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date.  The Successor Fund shall assume all of the liabilities of ZCSF, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, “Liabilities”).

1.4. [RESERVED]

1.5. LIQUIDATION AND DISTRIBUTION.  On or as soon as practicable after the Closing Date, ZCSF will distribute in complete liquidation of ZCSF, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined below) (the “ZCSF Shareholders”), all of the Class A Successor Fund Interests received by ZCSF in connection with the Merger.  Upon completion of such distribution, ZCSF shall thereupon proceed to dissolve and terminate as set forth in paragraph 1.7 below.  Such distribution will be accomplished by the establishment by the Successor Fund of a capital account for each ZCSF Shareholder with an initial capital account balance equal to the value of such ZCSF Shareholder’s shares at the Closing and with such capital account credited with the corresponding Class A Successor Fund Interests received by ZCSF in connection with the Merger.

1.6. REPORTING RESPONSIBILITY.  Any reporting responsibility of ZCSF, including, without limitation, the responsibility for filing of regulatory reports, tax returns (for tax periods ending on or prior to the Closing Date) or other documents with the U.S. Securities and Exchange Commission (the “SEC”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of ZCSF, and the Successor Fund, directly or through its general partner, shall provide such assistance as ZCSF may reasonably request in connection with the preparation and filing of such reports, returns, and other filings.

1.7. TERMINATION AND DISSOLUTION.  ZCSF shall proceed to be terminated and dissolved promptly following all distributions made pursuant to paragraph 1.5 in accordance with ZCSF’s governing documents, the laws of the State of Maryland and the federal securities laws, including that the officers of ZCSF will prepare and file (or cause to be filed) articles of dissolution with the State Department of Assessments and Taxation of the State of Maryland.

1.8. BOOKS AND RECORDS.  Immediately after the Closing Date, the share transfer books relating to ZCSF shall be closed and no transfer of shares shall thereafter be made on such books.  All books and records of ZCSF shall continue to be kept for the period and in the manner required to be maintained under the 1940 Act and the rules and regulations thereunder.

ARTICLE II

VALUATION

The net asset value per share of ZCSF shares shall be the net asset value per share computed as of the close of regular trading on the NYSE on the Closing Date (the “Valuation Date”) in accordance with ZCSF’s valuation procedures.

ARTICLE III

CLOSING AND CLOSING DATE

3.1. CLOSING DATE.  Subject to the terms and conditions set forth herein, the Closing shall occur as of the close of business on June 30, 2022, or on such later date as the parties may agree (the “Closing Date”).  Unless otherwise provided or at such other time as the parties may agree, all acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 p.m. Eastern time on the Closing Date.  The Closing shall be held at 1001 Tahoe Blvd., Incline Village, NV 89451, or at such other time and/or place as the parties may agree.

3.2. CUSTODIAN’S CERTIFICATE.  ZCSF shall instruct its custodian, UMB Bank, N.A. (the “Custodian”), to deliver to the Successor Fund, at the Closing, or as soon as practicable following the Closing Date, but in no event later than July 6, 2022, a certificate stating that the Assets have been delivered in proper form to the Successor Fund on the Closing Date.  ZCSF’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Successor Fund, UMB Bank, N.A., for examination no later than five (5) business days preceding the Closing Date and shall be transferred and delivered by ZCSF as of the Closing Date to the custodian for the Successor Fund for the account of the Successor Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers.  ZCSF’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian.  The cash to be transferred by ZCSF shall be transferred and delivered by ZCSF as of the Closing Date for the account of the Successor Fund.

3.3. EFFECT OF SUSPENSION IN TRADING.  In the event that, as of the Valuation Date, trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the reasonable judgment of either party, accurate appraisal of the value of the net assets of the Successor Fund or of ZCSF is impracticable, the Valuation Date and the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as may be mutually agreed in writing by the parties.

3.4. TRANSFER AGENT’S CERTIFICATE.  ZCSF shall instruct its transfer agent, UMB Fund Services (the “Transfer Agent”), to deliver to the Successor Fund, at the Closing, or as soon as practicable following the Closing Date, but in no event later than July 11, 2022, a certificate stating that its records contain the names, addresses, dividend reinvestment elections and tax withholding status of ZCSF Shareholders as of the Valuation Date, and the class, number and percentage ownership (to three decimal places) of outstanding shares owned by each ZCSF Shareholder immediately prior to the Closing.  The Successor Fund shall issue and deliver to ZCSF a confirmation evidencing Class A Successor Fund Interests to be credited on the Closing Date to ZCSF, or provide evidence reasonably satisfactory to ZCSF that such Class A Successor Fund Interests have been credited to ZCSF Shareholders’ capital accounts on the books of the Successor Fund.

3.5. DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6. FAILURE TO DELIVER ASSETS.  If ZCSF is unable to make delivery pursuant to paragraph 3.2 hereof to the custodian for the Successor Fund of any of the Assets of ZCSF for the reason that any of such Assets have not yet been delivered to it by ZCSF’s broker, dealer or other counterparty, then, in lieu of such delivery, ZCSF shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Successor Fund or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1. REPRESENTATIONS OF ZCSF.

ZCSF represents and warrants to the Successor Fund, as follows:

(a) ZCSF is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.  ZCSF is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on ZCSF.  ZCSF has all material federal, state and local authorizations necessary to own all of its properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on ZCSF.

(b) ZCSF is registered as a closed-end management investment company under the 1940 Act that operates as a closed-end interval fund and its registration with the SEC as such is in full force and effect, and no action or proceeding to revoke or suspend such registration is pending, or, to the knowledge of ZCSF, threatened.  ZCSF is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to ZCSF.  ZCSF shares have not been registered with the SEC pursuant to the exemption from registration under Regulation D and such exemption is in full force and effect, and no action or proceeding to revoke or suspend such exemption is pending, or, to the knowledge of ZCSF, threatened

(c) The execution, delivery and performance of this Agreement in accordance with its terms by ZCSF shall not result in the violation of Maryland law or any provision of ZCSF Governing Documents, or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which ZCSF is a party or by which it is bound, nor shall the execution, delivery and performance of this Agreement by ZCSF result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which ZCSF is a party or by which it is bound.

(d) Except as otherwise disclosed in writing to and accepted by or on behalf of the Successor Fund, ZCSF has no material contracts, agreements or other commitments (other than this Agreement) that will not be terminated without liability to it before the Closing Date. Except as disclosed in writing to the Successor Fund, ZCSF is not aware of any contingent liabilities of ZCSF that will not be discharged prior to the Closing Date.

(e) ZCSF has no outstanding options, warrants or other rights to subscribe for or purchase any of ZCSF shares and has no outstanding securities convertible into any of ZCSF shares.

(f) Except as otherwise disclosed to the Successor Fund, at the Closing Date, ZCSF shall have good and marketable title to the Assets to be transferred to the Successor Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien, encumbrance or other claim whatsoever, except those liens, encumbrances or claims as to which the Successor Fund has received notice and which have been taken into account in the net asset value of ZCSF; and upon delivery of the Assets and the filing of any documents that may be required under Maryland state law the Successor Fund shall acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the Securities Act of 1933 (the “1933 Act”), and other than as disclosed to and accepted in writing by the Successor Fund.

(g) Subject to the requisite approval of this Agreement by ZCSF shareholders as of the shareholder meeting record date, ZCSF has the power to enter into this Agreement and to consummate the transactions contemplated herein.  The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of ZCSF’s Board of Directors.  This Agreement constitutes a valid and binding obligation of ZCSF, enforceable in accordance with its terms and no other trust action or proceedings by ZCSF are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(h) No consent of or notice to any third party or entity other than ZCSF Shareholders as described in paragraph (i), approval of the Merger and this Agreement by the Board of Directors of ZCSF (which approval has been duly given), or consents or notices required by the terms of any portfolio securities of ZCSF that are being transferred is required for the consummation by ZCSF of the transactions contemplated by this Agreement.

(i) The Board of Directors of ZCSF will call a special meeting of ZCSF Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to seek to obtain approval of the transactions contemplated herein.  Such meeting shall comply with all applicable laws and regulations.

(j) ZCSF has maintained, or caused to be maintained on its behalf, in all material respects, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder, and such books and records are true and correct in all material respects, and copies (electronic or otherwise) will be provided to the Successor Fund on or about the Closing Date.

(k) ZCSF represents that the Successor Fund interests to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than as contemplated by this Agreement.

4.2. REPRESENTATIONS OF THE SUCCESSOR FUND.  The Successor Fund represents and warrants to ZCSF as follows:

(a) The Successor Fund is a limited partnership that is duly formed, validly existing and in good standing under the laws of the State of Delaware.  The Successor Fund is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Successor Fund.  The Successor Fund has all material federal, state and local authorizations necessary to own all of its properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Successor Fund.

(b) The Successor Fund is, and anticipates that it will continue to be, exempt from registration as an investment company under the 1940 Act and that its limited partnership interests, including the Class A Successor Fund Interests referred to hereunder, are, and it anticipates that they will continue to be, exempt from registration under the 1933 Act.

(c) The execution, delivery and performance of this Agreement in accordance with its terms by the Successor Fund shall not result in the violation of Delaware law or any provision of the Successor Fund’s limited partnership agreement or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Successor Fund is a party or by which it is bound, nor shall the execution, delivery and performance of this Agreement by the Successor Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Successor Fund is a party or by which it is bound.

(d) At the Closing Date, the Successor Fund shall have good and marketable title to its assets, if any, free of any lien, encumbrance or other claim whatsoever, except those liens, encumbrances or claims as to which ZCSF has received notice at or prior to the Closing Date and which have been taken into account in the net asset value of the Successor Fund.

(e) The Successor Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein.  The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the general partner of the Successor Fund.  This Agreement constitutes a valid and binding obligation of the Successor Fund, enforceable in accordance with its terms and no other trust action or proceedings by the Successor Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(f) The Class A Successor Fund Interests to be issued and delivered to ZCSF for the account of ZCSF Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized.

(g) No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Successor Fund of the transactions contemplated herein.  No consent of or notice to any third party or entity other than the shareholders of ZCSF is required for the consummation by the Successor Fund of the transactions contemplated by this Agreement.

(h) The Successor Fund was formed for the purpose of effecting the transactions contemplated by this Agreement, and has not commenced investment operations and will not do so until after the Closing Date, and has no assets or liabilities (other than its rights and obligations under this Agreement).  Accordingly, the Successor Fund does not have any tax attributes immediately before the transaction other than tax attributes, if any, related to a de minimis amount of assets held, if any, to facilitate the organization of the Successor Fund.  The Successor Fund does not have any partners other than the general partner.

(i) The Successor Fund’s organizational fees or expenses will be capitalized and amortized, with the intent that limited partners redeeming from the Successor Fund immediately following the Closing will not be subject to such fees and expenses.

ARTICLE V

COVENANTS OF THE PARTIES

5.1. OPERATION IN ORDINARY COURSE.  Each of the Successor Fund and ZCSF shall operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends, shareholder purchases and redemptions (share repurchases) and any other distributions that may be advisable.  No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2. STATEMENT OF ASSETS AND LIABILITIES.  ZCSF shall prepare and deliver to the Successor Fund ten (10) business days prior to the Closing Date a statement of the assets and Liabilities of ZCSF as of such date for review and agreement by the parties to determine that the assets and Liabilities of ZCSF are being correctly determined in accordance with the terms of this Agreement.  ZCSF shall deliver at the Closing, or as soon as practicable following the Closing Date, but in no event later than July 6, 2022, an updated statement of Assets and Liabilities of ZCSF.

5.3. ACCESS TO BOOKS AND RECORDS.  Upon reasonable notice, ZCSF shall make available to the Successor Fund and its agents all books and records related to the assets and liabilities of ZCSF to be acquired by the Successor Fund.

5.4. CONTRACT TERMINATION.  ZCSF shall terminate all agreements to which it is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Liabilities disclosed to the Successor Fund in accordance with paragraph 5.2, and the Successor Fund shall have received written assurances from ZCSF that no claims for damages (liquidated or otherwise) will arise as a result of such termination.

5.5. FURTHER ACTION.  Subject to the provisions of this Agreement, the Successor Fund and ZCSF shall take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6. REASONABLE BEST EFFORTS.  Each of the Successor Fund and ZCSF shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF ZCSF

The obligations of ZCSF to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Successor Fund of all the obligations to be performed by the Successor Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1. All representations, covenants and warranties of the Successor Fund contained in this Agreement shall be true and correct as of the Closing Date, and the Successor Fund shall have performed in all material respects the obligations required to be performed by it hereunder at or prior to the Closing Date.

6.2. This Agreement and the transactions contemplated thereby shall have been duly considered and approved by the general partner of the Successor Fund in accordance with the provisions of its governing documents.

6.3. (i) No order, preliminary or permanent injunction or decree issued by any governmental authority of competent jurisdiction, or pending by any governmental authority of competent jurisdiction that has initiated a proceeding seeking such an order, injunction or decree, preventing the consummation of the Merger shall be in effect and (ii) no statute, rule or regulation shall have been enacted, entered or promulgated by any governmental authority which prohibits or makes illegal the consummation of the Merger.

6.4. Each of the shareholders and the Board of Directors of ZCSF have approved this Agreement in accord with the requirements under the U.S. securities laws, the laws of the State of Maryland and ZCSF’s article of incorporation and by-laws.

6.5. As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Successor Fund is currently contractually obligated to pay for services provided to the Successor Fund from those described in the Successor Fund’s Confidential Offering Memorandum dated March 2022.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR FUND

The obligations of the Successor Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by ZCSF of all the obligations to be performed by ZCSF pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1. All representations, covenants and warranties of ZCSF contained in this Agreement shall be true and correct as of the Closing Date, and ZCSF shall have performed in all material respects the obligations required to be performed by it hereunder at or prior to the Closing Date.

7.2. This Agreement and the transactions contemplated hereby shall have been duly considered and approved by the Board of Directors of ZCSF.  The shareholders of ZCSF have approved this Agreement and the transactions to be consummated hereunder in accord with the requirements under the U.S. securities laws, the laws of the State of Maryland and ZCSF’s charter and by-laws (said charter and by-laws, as each may have been amended from time to time referred to as the “ZCSF Governing Documents”).

7.3. (i) No order, preliminary or permanent injunction or decree issued by any governmental authority of competent jurisdiction, or pending by any governmental authority of competent jurisdiction that has initiated a proceeding seeking such an order, injunction or decree, preventing the consummation of the Merger shall be in effect and (ii) no statute, rule or regulation shall have been enacted, entered or promulgated by any governmental authority which prohibits or makes illegal the consummation of the Merger.

7.4. ZCSF shall have delivered to the Successor Fund a statement as of the Closing Date of the assets and Liabilities of ZCSF, in accordance with paragraph 5.2, certified by the Treasurer of the ZCSF.

7.5. ZCSF shall have duly executed and delivered to the Successor Fund such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Custodian and instructions to the Successor Fund as the Successor Fund may reasonably deem necessary or desirable to evidence the transfer to the Successor Fund by ZCSF all of the right, title and interest of ZCSF in and to the respective Assets of ZCSF.  In each case, the Assets of ZCSF shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.  UMB Bank, N.A., as custodian to ZCSF, shall deliver to the Successor Fund at the Closing, or as soon as practicable following the Closing Date, but in no event later than July 11, 2022, a certificate stating that all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by ZCSF.

7.6. The Successor Fund shall have received at the Closing, or as soon as practicable following the Closing Date, but in no event later than July 11, 2022:  (i) a certificate of an authorized signatory of the Custodian stating that the Assets of ZCSF have been delivered to the Successor Fund; (ii) a certificate of an authorized signatory from the custodian of the Successor Fund, stating that the Assets of ZCSF have been received; and (iii) a certificate of an authorized officer of ZCSF’s Transfer Agent confirming that said Transfer Agent on behalf of ZCSF has delivered its records containing the names and addresses of the record holders of ZCSF’s shares and the number and percentage of ownership of ZCSF owned by each such holder as of the Valuation Date.

7.7. As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that ZCSF is currently contractually obligated to pay for services provided to ZCSF from those described in ZCSF’s current disclosure documents on file with the SEC.

ARTICLE VIII

TAX TREATMENT OF MERGER

For U.S. federal income tax purposes, ZCSF and the Successor Fund intend to (i) immediately before the distribution described in clause (ii) below, treat the Successor Fund as being disregarded as a separate entity from ZCSF and therefore disregard the transfer and delivery of all of the assets of ZCSF to the Successor Fund in exchange for the assumption by the Successor Fund of all of ZCSF’s Liabilities and Class A Successor Fund Interests, (ii) treat the distribution of the Class A Successor Fund Interests to the shareholders of ZCSF as a taxable distribution of the assets of ZCSF to its shareholders in a liquidating distribution in which such assets are received in return for the shares in ZCSF and the assumption of the liabilities of ZCSF, followed by a contribution of such assets to the Successor Fund, and (iii) immediately after the distribution described in clause (ii) above, then treat the Successor Fund as a partnership that is not a publicly traded partnership taxable as a corporation.  Unless prohibited by applicable law, ZCSF and the Successor Fund agree to treat the Merger as described in the preceding sentence for all U.S. federal, state, and local income tax purposes (including, without limitation, on any and all filings with any U.S. federal, state, or local taxing authority) and agree not to take any action inconsistent with such treatment unless other required by a “determination” (as described in Section 1313 of the Code and any similar applicable provision of state and local tax law).

ARTICLE IX

EXPENSES

Each of ZCSF and the Successor Fund shall bear its own direct and indirect expenses in connection with the Merger contemplated by the provisions of this Agreement, whether or not the Merger is consummated.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. ZCSF and the Successor Fund agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties and covenants of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein except that covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the governing body of either ZCSF or the Successor Fund, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of said body, make proceeding with the Agreement inadvisable with respect to ZCSF or the Successor Fund, respectively, provided that once dissolution of ZCSF has been authorized by a vote of the ZCSF shareholders such dissolution may be discontinued only by a further vote of the ZCSF shareholders.

11.2. At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by either ZCSF or the Successor Fund.  Such waiver shall be in writing.  The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision.  No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented by a written instrument in such manner as may be deemed necessary or advisable by mutual agreement of the parties; provided, however, that, following the meeting of ZCSF Shareholders called by ZCSF pursuant to paragraph 4.1(j) of this Agreement, no such amendment may have the effect of changing the provisions for determining the value of the initial capital accounts to be established by the Successor Fund for ZCSF Shareholders under this Agreement to the detriment of such ZCSF Shareholders without their further approval.

ARTICLE XIII

CONFIDENTIALITY

Each party agrees that it along with its employees, representative agents and affiliates shall, and shall cause its affiliates to, except with the prior written consent of the other party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other party and their related persons and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except that such information may be disclosed:  (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein

ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5. It is expressly agreed that the obligations of each party hereunder shall not be binding upon any of the directors, shareholders, nominees, officers, agents or employees of said party personally, but shall bind only the property of the party.  For the avoidance of doubt, neither the authorization of this Agreement by the Board of Directors of ZCSF nor its execution and delivery by its officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

ARTICLE XV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party:

Zazove Convertible Securities Fund, Inc.

C/O Zazove Associates, LLC

520 Lake Cook Road, Suite 178

Deerfield, IL 60015

skleiman@zazove.com

Zazove Convertible Securities Fund, L.P.

C/O Zazove Associates, LLC

520 Lake Cook Road, Suite 178

Deerfield, IL 60015

skleiman@zazove.com

or to any other address that the Successor Fund or ZCSF shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

Zazove Convertible Securities Fund, Inc.

By:	/s/ Steven Kleiman

Name: Steven Kleiman

Title: Secretary and Treasurer

ZAZOVE CONVERTIBLE SECURITIES FUND L.P.

By: Zazove Associates, L.L.C., as General Partner

By:	/s/Gene T. Pretti

Name: Gene T. Pretti

Title: Chief Executive Officer

Appendix B

[Subscription Documents and COM]

APPENDIX B

ZAZOVE CONVERTIBLE SECURITIES FUND, L.P.

SUBSCRIPTION DOCUMENTS

ZAZOVE CONVERTIBLE SECURITIES FUND, L.P.

SUBSCRIPTION INSTRUCTIONS

If, after you have carefully reviewed the Confidential Offering Memorandum, as amended or supplemented from time to time (the “Memorandum”), the Agreement of Limited Partnership (the “Limited Partnership Agreement”) and most recent annual and monthly reports, if any, of Zazove Convertible Securities Fund, L.P. (the “Partnership”), you have decided to purchase a limited partnership interest (“Interest”) in the Partnership, please observe the instructions below.  The information requested in these Subscription Documents is necessary to ensure exemption of the Interests from registration under Section 4(a)(2) of the U.S. Securities Act of 1933, as amended, and exemption of the Partnership from registration and regulation under the U.S. Investment Company Act of 1940, as amended.  Such information is confidential and will not be reviewed by anyone other than Zazove Associates, L.L.C. (the “General Partner”) and its officers, employees, and legal counsel, except as otherwise required by law.  All Subscription Documents must be completed correctly and executed or they will not be accepted.

If you have any questions concerning these Subscription Documents or would like assistance in completing them, please contact Mr. Götz Sennhenn of the General Partner at Zazove Associates, L.L.C., 1001 Tahoe Blvd., Incline Village, NV 89451, telephone no. (775) 298-7500, facsimile no. (775) 298-7599, e-mail gsennhenn@zazove.com.

1.  General Description of the Subscription Documents

The Subscription Documents are comprised of (a) a Subscription Agreement and Power of Attorney; (b) a Purchaser Suitability Questionnaire for Individuals; and (c) a Purchaser Suitability Questionnaire for Entities.

2.  Subscription Agreement and Power of Attorney; Signature Page

Every subscriber must deliver a dated, completed and executed Subscription Agreement and Power of Attorney. Please read the Subscription Agreement and Power of Attorney carefully and complete items 1, 3, 6 and 13 (if applicable) and the appropriate signature page. Any subscriber who is unable to make any representation contained in the Subscription Agreement and Power of Attorney should contact the General Partner.

If there are joint purchasers and they are not either husband and wife or close relatives who have the same principal residence, each joint purchaser must complete a Subscription Agreement and Power of Attorney. In any event, all joint purchasers must execute the appropriate signature page.

3.  Purchaser Suitability Questionnaire

Every subscriber must deliver a dated, completed and executed Purchaser Suitability Questionnaire for Individuals or Purchaser Suitability Questionnaire for Entities, as appropriate. In addition, each entity subscriber must deliver the documentation required by item 4 of the Purchaser Suitability Questionnaire for Entities.

If there are joint purchasers and such purchasers are husband and wife or close relatives who have the same principal residence, only one purchaser need complete the Purchaser Suitability Questionnaire and the requested information should be furnished with respect to such purchaser. Otherwise, each joint purchaser must complete a Purchaser Suitability Questionnaire.

4.  Consent to Receive Electronic Schedule K-1

Unless a subscriber does not wish to receive Schedule K-1 electronically, please complete and deliver the Consent to Receive Electronic Schedule K-1 set forth in Appendix B.

5.  Taxpayer Identification Number

Every subscriber must furnish the Partnership with its correct social security number or taxpayer identification number on a completed and executed IRS Form W-9.

6.  Delivery of Subscription Documents and Payment of Subscription Amount

Please return the Subscription Documents and a check in the amount of your subscription payable to “Zazove Convertible Securities Fund, L.P.” to the General Partner at the address listed on page one hereof.  Alternatively, you may wire funds to the Partnership using the wire instructions communicated separately to you by the General Partner.

ZAZOVE CONVERTIBLE SECURITIES FUND, L.P.

SUBSCRIPTION AGREEMENT
AND
POWER OF ATTORNEY

TO:        Zazove Convertible Securities Fund, L.P.
c/o Zazove Associates, L.L.C.
1001 Tahoe Blvd.
Incline Village, NV
Attn: Götz Sennhenn

Dear Sirs:

☐          Subscription for Interest.   The investor (“Investor”) hereby irrevocably subscribes for a limited partnership interest (“Interest”) in Zazove Convertible Securities Fund, L.P., a Delaware limited partnership (the “Partnership”), in the amount of:

(a) U.S. $______________ (U.S. $500,000 minimum for initial subscriptions; U.S. $10,000 increments; lower minimum may be permitted by Zazove Associates, L.L.C. (the “General Partner”) in special cases); or

(b)  ______ (check if applicable) the value of the Investor’s shares of Zazove Convertible Securities Fund, Inc.

Investor encloses herewith a check payable to “Zazove Convertible Securities Fund, L.P.” in the amount of such subscription or will wire funds in the amount of such subscription to the Partnership’s account three days prior to the closing date for the purchase of an Interest.  If Investor’s subscription is accepted, Investor will become a Class A Limited Partner of the Partnership, unless the General Partner, in its sole discretion, designates Investor as a Class B Limited Partner.  Capitalized terms used, but not defined herein shall have the meanings assigned to them in the Partnership’s Confidential Offering Memorandum dated March 2022, as may be amended or supplemented from time to time (the “Memorandum”), and the Partnership’s Agreement of Limited Partnership dated as of June 30, 2022 (as may be amended or amended and restated from time to time, the “Limited Partnership Agreement”).

☐          Representations, Warranties, and Covenants of Investor.   As an inducement to the General Partner on behalf of the Partnership to sell Investor the Interest for which Investor has subscribed, Investor hereby represents and warrants to the General Partner and the Partnership as follows:

☐       Investor, if an individual, is over 21 years old and is legally competent to execute this Subscription Agreement and Power of Attorney; Investor, if an entity, is duly authorized and qualified to become a Limited Partner in the Partnership and the individual signing this Subscription Agreement and Power of Attorney and the other documents delivered herewith on behalf of Investor has been duly authorized by Investor to do so; and Investor has received and carefully reviewed a copy of the Memorandum, relating to and describing the terms and conditions of the private placement of Interests, as well as copies of the Limited Partnership Agreement, the most recent annual and quarterly reports of the Partnership (if any), and the current Form ADV Part 2A and 2B of the General Partner.

☐       Investor is an “accredited investor” as that term is defined in Rule 501(a) of U.S. Securities and Exchange Commission (“SEC”) Regulation D.

☐      Investor has carefully reviewed and understands the various risks of an investment in the Partnership, including those summarized under “Risk Factors” and described in greater detail elsewhere in the Memorandum; and Investor can afford to bear the risks of an investment in the Partnership, including the risk of losing Investor’s entire investment.

☐      Investor understands that the Partnership and the General Partner are subject to conflicts of interest, including those described under “Conflicts of Interest” in the Memorandum, and acknowledges and consents to all such conflicts of interest as a condition to subscribing for an Interest.

☐      Investor understands that the Interests are illiquid. Withdrawals by Limited Partners are restricted as described in detail in the Memorandum and the Limited Partnership Agreement. In particular, a Class A Limited Partner may not withdraw all or any portion of its Capital Account(s) in the Partnership until the first calendar quarter-end falling on or after the twelve-month anniversary of the related contribution to such Capital Account.  Consequently, Investor will not generally be able to limit losses on its investment in the Partnership by withdrawals.

☐       Investor understands that no U.S. federal or state agency has reviewed the private placement of the Interests or made any finding or determination as to the fairness of an investment in the Partnership.

☐         Investor understands that the Interests have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”) or any similar state law and cannot be transferred or assigned without the consent of the General Partner and in compliance with U.S. federal and state securities laws. Investor will not transfer Investor’s Interest unless (i) such Interest is registered under the Securities Act and applicable state securities laws or the transfer is exempt therefrom and (ii) the General Partner consents thereto.  Investor understands that the Partnership has no intention or obligation to so register such Interest and the General Partner has no obligation to consent to any transfer or assignment thereof.

☐       Investor has been furnished any materials relating to the Partnership, the General Partner, the private placement of Interests, and any other related matters which Investor has requested; the General Partner has answered all inquiries that Investor has put to it relating thereto; and Investor has been afforded the opportunity to ask questions and obtain any additional information necessary to verify the accuracy of any representation or information set forth in the Memorandum.

☐       Investor has not been furnished any offering material or literature other than the Memorandum and the other items referred to in paragraph (a) above; and Investor has relied only on such information and any information furnished or made available pursuant to paragraph (h) above in determining to subscribe for an Interest. Investor is not relying on the Partnership, the General Partner or any of their affiliates, directors, officers or employees with respect to the tax and other economic considerations involved in this investment.

☐       Investor is acquiring the Interest for which Investor has subscribed for Investor’s own account, as principal, for investment and not with a view to the resale or distribution of all or any part of such Interest.

☐       Investor is not subscribing for an Interest as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, website or similar media or broadcast over television, radio, or internet, or presented at any seminar or general meeting, or any solicitation by a person not previously known to Investor in connection with investments generally.

☐       Investor, if a corporation, partnership, trust or other legal entity, is authorized and otherwise fully qualified to purchase and hold an Interest.  Such entity has its principal place of business at the address set forth on the signature page hereof, and such entity has not been formed for the specific purpose of acquiring an Interest.

☐       Investor represents that all of the information it has provided to the Partnership in connection with this Subscription Agreement is true and correct.

☐      Investor agrees to provide any information deemed necessary by the General Partner, in its sole discretion, to comply with its anti-money laundering program and related responsibilities from time to time.

☐       Investor represents that it is not a Prohibited Investor. A Prohibited Investor includes (i) an individual, entity or organization identified on any U.S. Office of Foreign Assets Control “watch list” and does not have any affiliation of any kind with such individual, entity or organization; (ii) a foreign shell bank; and (iii) a person or entity resident in or whose subscription funds are transferred from or through a jurisdiction identified as non-cooperative by the U.S. Financial Action Task Force.

☐      Investor represents that it is not a Politically Exposed Person. A Politically Exposed Person is a senior foreign political figure,1 an immediate family member of a senior foreign political figure2 or a close associate of a senior foreign political figure.3

☐       Investor represents that the funds to be invested in the Partnership were not derived from any activities that may contravene U.S. or non-U.S. anti-money laundering laws or regulations.

1 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation.  In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

2  “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

3  A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

☐       Investor understands and agrees that any distributions paid to Investor will be paid to the same account from which Investor’s investment in the Partnership was originally remitted, unless the General Partner, in its discretion, agrees otherwise.

☐      To the extent Investor has beneficial owners or is an intermediary subscribing for an Interest on behalf of one or more investors or beneficial owners (collectively, “Owners”):  (i) it has carried out thorough due diligence to establish the identities of all such Owners; (ii) based on such due diligence, Investor reasonably believes that no such Owners are Prohibited Persons; (iii) it has conducted enhanced due diligence on any Owner who is a Politically Exposed Person; (iv) based on such enhanced due diligence, Investor has no reason to believe that the funds invested by each such Politically Exposed Person involve the proceeds of official corruption; (v) it has no reason to believe that the funds invested or to be invested by Owners were derived from activities that may contravene any U.S. or non-U.S. anti-money laundering laws or regulations; (vi) it holds the evidence of such identities and status and will maintain all such evidence for at least 5 years from the date of Investor’s complete withdrawal from the Partnership; and (vii) it will make available such information and any additional information requested by the Partnership or the General Partner that is required under applicable regulations, to the extent permitted by applicable law.

☐       Investor:  (i) is acquiring the Interest for which Investor has subscribed for its own account, risk and beneficial interest as principal, for investment purposes only, and not as a nominee or financial intermediary and not with a view to or for the resale or distribution thereof, in whole or in part, and no other person will have any direct or indirect legal or beneficial interest in the Interest (including, without limitation, an economic interest arising out of a structured note, swap or similar transaction entered into between Investor and any other person with respect to which the Partnership constitutes any component of the underlying reference asset), or (ii) if Investor has Owners or is an intermediary subscribing for an Interest on behalf of one or more Owners, Investor makes the representation in clause (i) on behalf of and with respect to all such Owners and, except to the extent it is unable to make such representation as a result of its relationship to such Owners, itself.

☐       Investor has reviewed the General Partner’s privacy policy as contained in the Memorandum.

☐       Investor will notify the General Partner immediately of any material change in any of the representations and warranties of Investor contained herein.

☐       Investor covenants that it will (i) provide any form, certification or other information reasonably requested by and acceptable to the General Partner or the Partnership that is necessary for the General Partner or the Partnership (A) to prevent withholding or qualify for a reduced rate of withholding or backup withholding in any jurisdiction from or through which the Partnership receives payments, (B) to satisfy reporting or other obligations under the Internal Revenue Code of 1986, as amended (the “Code”), the U.S. Treasury regulations, any agreement with the U.S. Treasury Department or any other government division or department, or any applicable intergovernmental agreement or implementing legislation, or (C) to make payments (including redemption proceeds) to the Investor free of withholding or deduction, (ii) update or replace such form, certification or other information in accordance with its terms or subsequent amendments or as requested by the General Partner or the Partnership, and (iii) otherwise comply with any reporting obligations imposed by the United States or any other jurisdiction, including reporting obligations that may be imposed by future legislation.  The Investor hereby consents to the disclosure by the Partnership of the foregoing information to any governmental authority or to any person or entity from which the Partnership receives payments.

☐       The Investor acknowledges and agrees that if, and to the extent that, the Partnership is required to make any payment, withholding or deduction (such payment, withholding or deduction being referred to herein as a “Deduction”) or any payment to the Partnership is subject to a Deduction as a consequence of the Investor (the “Defaulting Investor”) failing to comply in a timely manner with the requirement in the preceding paragraph (w), the Partnership shall be entitled to, at the discretion of the General Partner, charge the Defaulting Investor for such Deduction or redeem such of the Defaulting Investor's Interest so as to ensure that no other Investor in the Partnership shall suffer any reduction in the value of their Interest as a consequence of such Deduction and the Partnership shall be entitled to convert (by way of redemption and issue of Interests) the Defaulting Investor’s Interest to a different class with a reduced net asset value for the purposes of giving effect to this paragraph (x). In addition, the Investor acknowledges and agrees that the General Partner shall at any time and from time to time be entitled to determine that the Partnership shall not make payment of all or a portion of the redemption proceeds (or any other payment) payable in respect thereof to a Defaulting Investor if the Partnership is required (i) under the laws of the United States, (ii) as a consequence of any agreement between the Partnership and the U.S. Treasury Department or similar government division or department or (iii) under an applicable intergovernmental agreement or implementing legislation to withhold any payments as a consequence of the Defaulting Investor failing to comply in a timely manner with the requirement in the preceding paragraph (w).

☐      The Investor hereby agrees, upon request by the Partnership, the General Partner or the Partnership’s partnership representative, to timely provide any information and comply with any requirements (including the filing of any tax returns and the payment of any taxes) that the partnership representative determines is or are necessary or advisable to reduce the amount of any tax (including an “imputed underpayment” within the meaning of section 6225 of the Code or similar provisions of state, local or non-U.S. law), interest, penalties or similar amounts the cost of which is (or would otherwise be) borne by the Partnership (directly or indirectly) or to make any election permitted by the Code.

☐       Investor agrees that the representations, warranties and covenants included herein may be used as a defense in any actions relating to the Partnership or the offering of the Interests, and that it is only on the basis of such representations and warranties that the General Partner may be willing to accept Investor’s subscription for an Interest.  The representations, warranties and agreements of Investor contained in this Subscription Agreement and Power of Attorney shall survive the execution hereof and the purchase of an Interest.

☐          Benefit Plan Investors.

☐          The Memorandum states that the General Partner expects investment by “benefit plan investors” to be greater than 25% of the total value of each class of equity interests of the Partnership (not including investments by the General Partner and certain other persons and their respective affiliates).  To help the General Partner monitor the equity interests held by “benefit plan investors”, Investor has accurately responded to the applicable questions below regarding Investor’s status as a benefit plan investor.  The term “benefit plan investor” refers to (i) any “employee benefit plan” as defined in and subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) any “plan” as defined in and subject to Section 4975 of the Code, and (iii) any entity (“Plan Assets Entity”) deemed for any purpose of ERISA or Section 4975 of the Code to hold assets of any such employee benefit plan or plan due to investments made in such entity by already described benefit plan investors.  Benefit plan investors include, but are not limited to, corporate pension and profit sharing plans, “simplified employee pension plans,” Keogh plans for self-employed individuals (including partners), individual retirement accounts, medical benefit plans, life insurance plans, church plans that have elected to be subject to ERISA, bank commingled trust funds, or insurance company separate accounts for such plans and accounts, and, under certain circumstances, all or a portion of the general account of an insurance company.

Is Investor a benefit plan investor?

_____ Yes                                            _____ No

If Investor has checked “Yes” above, is Investor a Plan Assets Entity?

_____ Yes                                            _____ No

If “Yes,” Investor hereby represents and warrants that the percentage of the Plan Assets Entity’s equity interests held by benefit plan investors does not exceed the percentage set forth below.  To ease the administrative burden related to monitoring and updating this percentage, the General Partner recommends that Investor build in some cushion so that Investor will not have to notify the General Partner if the percentage changes slightly.

________%

Investor agrees to immediately notify the General Partner upon any change to the foregoing representations.

ERISA Representations.            If Investor is, or is acting on behalf of, an “employee benefit plan,” as defined in and subject to ERISA, a “plan,” as defined in and subject to Section 4975 of the Code (a “Plan”), or a Plan Assets Entity (in which case, the following representations and warranties are made with respect to each Plan holding an investment in such Plan Assets Entity), the individual signing this Subscription Agreement and Power of Attorney on behalf of Investor, in addition to the representations and warranties set forth above, hereby further represents and warrants as, or on behalf of, the fiduciary of the Plan responsible for purchasing an Interest (the “Plan Fiduciary”) that: (i) the Plan Fiduciary has considered an investment in the Partnership for such Plan in light of the risks relating thereto; (ii) the Plan Fiduciary has determined that, in view of such considerations, the investment in the Partnership is consistent with the Plan Fiduciary’s responsibilities under ERISA; (iii) the Plan’s investment in the Partnership does not violate and is not otherwise inconsistent with the terms of any legal document constituting the Plan or any trust agreement thereunder; (iv) the Plan’s investment in the Partnership has been duly authorized and approved by all necessary parties; (v) none of the Interested Parties (as defined below):  (a) has investment discretion with respect to the investment of assets of the Plan used to purchase an Interest; (b) has authority or responsibility to or regularly gives investment advice with respect to the assets of the Plan used to purchase an Interest for a fee and pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to the Plan and that such advice will be based on the particular investment needs of the Plan; or (c) is an employer maintaining or contributing to the Plan; and (vi) the Plan Fiduciary (a) is authorized to make, and is responsible for, the decision to invest in the Partnership, including the determination that such investment is consistent with the requirement imposed by Section 404 of ERISA that Plan investments be diversified so as to minimize the risks of large losses, (b) is qualified to make such investment decision and (c) is independent of the Interested Parties.  Investor will, at the request of the General Partner, furnish the General Partner with such information as the General Partner may reasonably require to establish that the purchase of an Interest by the Plan does not violate any provision of ERISA or the Code, including without limitation, those provisions relating to “prohibited transactions” by “parties in interest” or “disqualified persons” as defined therein.  For purposes of the foregoing, “Interested Party” means the General Partner, any selling agent and any person whom the Plan Fiduciary knows to be an affiliate, agent or employee of any of the foregoing.

The individual signing this Subscription Agreement and Power of Attorney on behalf of the Plan is, or is acting on behalf of, the named fiduciary of the Plan and in such capacity, (i) as authorized by the document constituting the Plan or any trust agreement thereunder, and contingent upon the Partnership’s assets being considered for purposes of ERISA or Section 4975 of the Code to be “plan assets”, hereby appoints the General Partner as “investment manager” (as defined in Section 3(38) of ERISA) with authority to manage the assets of the Plan invested in the Partnership and (ii) hereby delegates to the General Partner the authority to appoint investment managers with respect to the assets of the Partnership.  The undersigned hereby represents, warrants and covenants that (i) the trustee of the Plan will hold the Plan’s Interest in trust, (ii) the Plan Fiduciary consents to the payment of the Management Fees to the General Partner as described in the Memorandum and has determined that the arrangement for services by and the Management Fees to be paid to, the General Partner are reasonable and the services to be performed by the General Partner are appropriate and helpful to the Plan, all within the meaning of Section 408(b)(2) of ERISA and Section 4975 of the Code, and the Plan Fiduciary has received the disclosures required by the applicable regulations promulgated under Section 408(b)(2) of ERISA; and (iii) the undersigned consents on behalf of the Plan and the Plan Fiduciary to and authorizes the operation of the Partnership as described in the Memorandum.  The undersigned will, at the request of the General Partner, furnish the General Partner with such information as the General Partner may reasonably require to establish that the purchase of the Interest by the Plan and the transactions to be entered into by the Partnership do not violate any provision of ERISA or the Code, including without limitation, those provisions relating to “prohibited transactions” by “parties in interest” or “disqualified persons” as defined therein.

In addition, the Plan Fiduciary (i) acknowledges that the General Partner will not take steps to determine whether any security acquired by the Partnership constitutes an employer security of the Investor and will not monitor, or be responsible for, the Investor’s compliance with the investment limits set forth in Section 407 of ERISA that apply to a Investor’s holding of qualifying employer securities and (ii) represents that the Plan Fiduciary will be solely responsible for ensuring compliance with the provisions of ERISA relating to the Investor’s investment in, and holding of, employer securities.

Unless the Plan has notified the General Partner in writing, none of the fiduciaries with authority to select and retain the Interest as an investment for the Plan or such fiduciaries’ affiliates are banks, broker-dealers, investment advisors, insurance companies or other types of financial institutions.

☐          Suitability of Investor.   THE INTERESTS WILL BE OFFERED ONLY TO “ACCREDITED INVESTORS,” AS DEFINED IN REGULATION D UNDER THE SECURITIES ACT,  IN ADDITION, EACH INVESTOR MUST HAVE SUFFICIENT FINANCIAL KNOWLEDGE AND EXPERIENCE TO BE CAPABLE OF EVALUATING THE RISKS AND MERITS OF AN INVESTMENT IN THE PARTNERSHIP.

☐       Investor is delivering herewith a Purchaser Suitability Questionnaire. Investor has such knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of an investment in the Partnership and of making an informed investment decision.  Investor offers as evidence of this the information set forth in Investor’s Purchaser Suitability Questionnaire.

☐       All the information which Investor has furnished to the General Partner in the Purchaser Suitability Questionnaire, or which is set forth herein, is correct and complete as of the date hereof, and if there should be any material change in such information prior to Investor’s admission as a Limited Partner, Investor will immediately furnish such revised or corrected information to the General Partner.

☐          Investment Company Act.   Investor understands that the Partnership will not register as an investment company under the U.S. Investment Company Act of 1940, as amended (the “Company Act”), by reason of the provisions of Section 3(c)(1) thereof, which excludes from the definition of an investment company any issuer whose outstanding securities (other than short-term paper) are beneficially owned by not more than 100 persons. If Investor is a corporation, partnership, trust or other entity, Investor hereby certifies that:

☐       Investor is “one person” for purposes of Section 3(c)(1) of the Company Act;

☐       Investor was not formed for the purpose of investing in the Partnership nor did or will Investor’s shareholders, partners, members, beneficiaries, grantors, equity owners, participants or other natural or legal constituents, as the case may be (collectively, the “Constituents”), contribute additional capital for the purpose of purchasing an Interest;

☐        Investor’s investment in the Partnership is not and will not be allocated to the accounts only of certain Constituents of Investor;

☐        Investor’s proposed investment in the Partnership, together with amounts previously invested in the Partnership, if any, constitutes less than 40% of Investor’s total assets; and

☐       If Investor is subscribing for 10% or more of the outstanding capital of the Partnership, Investor is not an investment company as defined in the Company Act or a company, partnership, trust, or other account that, but for the exception provided in Section 3(c)(1) (100 beneficial owner exception) or Section 3(c)(7) (qualified purchaser exception) of the Company Act, would be an investment company (an “excepted investment company”).

☐          Allocation of Gains and Losses on New Issues.  In order to enable the General Partner to determine whether Investor would constitute a “Restricted Person” under Rules 5130 and 5131 of the U.S. Financial Industry Regulatory Authority, Inc. (“FINRA”; and the rules of FINRA referred to herein as “FINRA Rules”) relating to participation in the gains and losses attributable to the purchase and sale of initial public offerings of equity securities (“new issues”), Investor must provide the following information.

The General Partner may treat entities covered by Part III as wholly Restricted Persons, or it may treat such entities as partially Restricted Persons, to the extent of the aggregate beneficial interests of Restricted Persons in those entities (as indicated by Investor’s responses in Part III).

PLEASE COMPLETE ALL APPLICABLE SECTIONS

Please initial each category below that applies to Investor.

I.  RESTRICTED PERSONS UNDER FINRA RULE 5130

Broker/Dealers and Conduits

________	a.	A member of FINRA, or a domestic or foreign broker/dealer, acting for its own account.

________	b.	A domestic or foreign bank, broker/dealer, investment adviser or other conduit acting for the account of any person included in paragraph (a) above or paragraphs (c) through (h) below.

Broker/Dealer Personnel

________	c.
(i) an officer, director, general partner, associated person,[4] or employee of any FINRA member or of any domestic or foreign broker/dealer (other than a limited business broker/dealer); (ii) any agent of any FINRA member or any other broker/dealer (other than a limited business broker/dealer) that is engaged in the investment banking or securities business; or (iii) an immediate family member[5] of any of the foregoing persons, provided that any such person (a) materially supports,[6] or receives material support from, the immediate family member, (b) is employed by or associated with a FINRA member, or an affiliate of such member, selling the new issue to the immediate family member, or (c) such person has an ability to control the allocation of the new issue.  “Limited business broker/dealer” means any broker/dealer authorized to engage solely in the purchase or sale of investment company/variable contracts securities and/or direct participation program securities.

Broker/Dealer Owners

________	d.
(i) a person listed, or required to be listed, in Schedule A—Direct Owners and Executive Officers—of a Form BD—Uniform Application for Broker-Dealer Registration—(other than with respect to a limited business broker/dealer), except (a) sovereign entities[7] and (b) persons identified by an ownership code of less than 10%; (ii) a person listed, or required to be listed, in Schedule B—Indirect Owners—of a Form BD (other than with respect to a limited business broker/dealer), except (a) sovereign entities and (b) persons whose listing on Schedule B relates to an ownership interest in a person listed on Schedule A identified by an ownership code of less than 10%; or (iii) an immediate family member of a person specified in item (i) or (ii) of this paragraph (d).

4 The FINRA By-Laws define a person “associated with a member” as a natural person who is registered or has applied for registration under the FINRA Rules as well as every sole proprietor, partner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in investment banking or securities business who is directly or indirectly controlling or controlled by such member, whether or not any person is registered or exempt from registration with FINRA.

5 The term “immediate family member” means a person’s (i) parents, mother-in-law or father-in-law, spouse, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law and children and (ii) any other individual to whom the person provides material support.

6 The term “material support” means directly or indirectly providing more than 25% of a person’s income in the prior calendar year.  Members of the immediate family living in the same household are deemed to be providing each other with material support under FINRA Rule 5130.  Persons living in the same household are deemed to be providing each other with material support under FINRA Rule 5131.

7 The term “sovereign entity” means a sovereign nation or a pool of capital or an investment fund or other vehicle owned or controlled by a sovereign nation and created for the purpose of making investments on behalf or for the benefit of the sovereign nation.  The term “sovereign nation” means a sovereign nation or its political subdivisions, agencies or instrumentalities.

________	e.
(i) a person that directly or indirectly owns 10% or more of a public reporting company listed, or required to be listed, in Schedule A—Direct Owners and Executive Officers—of a Form BD—Uniform Application for Broker-Dealer Registration—(other than a reporting company that is listed on a national securities exchange, or other than with respect to a limited business broker/dealer), except sovereign entities; (ii) a person that directly or indirectly owns 25% or more of a public reporting company listed, or required to be listed, in Schedule B—Indirect Owners—of a Form BD (other than a reporting company that is listed on a national securities exchange, or other than with respect to a limited business broker/dealer), except sovereign entities; or (iii) an immediate family member of a person specified in item (i) or (ii) of this paragraph (e).

________	f.	Any other affiliate of a broker/dealer described in paragraph (d) above.

Portfolio Managers

________	g.
Any person (including a natural person as well as an entity) who has authority to buy or sell securities for a bank, savings and loan institution, insurance company, investment company, investment advisor, or collective investment account or is an immediate family member of such a person that materially supports, or receives material support from, such person.  For purposes hereof “collective investment account” means any hedge fund, investment partnership, investment corporation, or any other collective investment vehicle that is engaged primarily in the purchase and/or sale of securities, but does not include a “family investment vehicle” (a legal entity that is beneficially owned solely by: (i) immediate family members, (ii) family members, as defined under Rule 202(a)(11)(G)-1 of the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”),[8] or (iii) family clients, as defined under Rule 202(a)(11)(G)-1 of the Advisers Act9) or an “investment club” (a group of friends, neighbors, business associates, or others that pool their money to invest in stock or other securities and are collectively responsible for making investment decisions).

8 Generally, Rule 202(a)(11)(G)-1 of the Advisers Act defines “family members” as all lineal descendants (including by adoption, stepchildren, foster children, and individuals that were a minor when another family member became a legal guardian of that individual) of a common ancestor (who may be living or deceased), and such lineal descendants’ spouses or spousal equivalents; provided that the common ancestor is no more than 10 generations removed from the youngest generation of family members.  See Rule 202(a)(11)(G)-1 of the Advisers Act for further details.

9 Generally, the term “family clients” under Rule 202(a)(11)(G)-1 of the Advisers Act includes family members and key employees of the family office, among other defined persons.  See Rule 202(a)(11)(G)-1 of the Investment Advisers Act for further details.

Benefit Plans

________	h.	An employee benefit plan sponsored by a domestic or foreign broker/dealer (other than an ERISA benefit plan, qualified under Section 401(a) of the Code not sponsored solely by a broker/dealer).

II. RESTRICTED PERSONS UNDER FINRA RULE 5131

_________	a.
An executive officer or director of a Public Company.  A “Public Company” is any company that is registered under Section 12 of the U.S. Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or any company that files periodic reports pursuant to Section 15(d) of the Exchange Act.

If you initialed the above, please identify each relevant Public Company (include additional sheets if necessary):

________	b.	An executive officer or director of a Covered Non-Public Company. A “Covered Non-Public Company” means any company (other than a Public Company) satisfying any of the following three criteria:

1. income of at least $1 million in the last fiscal year or in two of the last three fiscal years and shareholders’ equity of at least $15 million; or

2. shareholders’ equity of at least $30 million and a two year operating history; or

3. total assets and total revenue of at least $75 million in the latest fiscal year or in two of the last three fiscal years.

If you initialed the above, please identify each relevant Covered Non-Public Company (include additional sheets if necessary):

________	c.	A person materially supported by an executive officer or director of a Public Company or a Covered Non-Public Company. “Material support” has the same meaning as provided in Part I.

If you initialed the above, please identify each relevant Public Company and Covered Non-Public Company (include additional sheets if necessary):

III.  CERTAIN COLLECTIVE INVESTMENT VEHICLES AND OTHER ENTITIES

________	a.
A foreign or domestic account or investment fund (including a foreign or domestic employee benefit plan) in which persons included in any of paragraphs (a)-(h) of Part I above (“FINRA Rule 5130 Restricted Persons”) have a beneficial interest.[10]

If you initialed the above, then please complete the following:

The beneficial interests of all such FINRA Rule 5130 Restricted Persons in any profits or losses attributable to new issues and allocable to Investor by the Partnership will at all times be less than _______%.

________	b.
A foreign or domestic account or investment fund (including a foreign or domestic employee benefit plan), other than a “private fund” meeting the requirements set forth in Part III(c) or Part IV(l) below, in which persons included in any of paragraphs (a)-(c) of Part II above (“FINRA Rule 5131 Restricted Persons”) have a beneficial interest.

If you initialed the above, then please complete the following:

With respect to each Public Company and each Covered Non-Public Company associated with any such FINRA Rule 5131 Restricted Persons, the aggregate beneficial interest of those FINRA Rule 5131 Restricted Persons in any profits or losses attributable to new issues and allocable to Investor by the Partnership will at all times be less than the following percentages (include additional sheets if necessary):

Company Name:	Aggregate Beneficial Interest of FINRA Rule 5131 Restricted Persons Associated with that Company is Less Than:
_________%

_________%

_________%

_________%

10 The term “beneficial interest” means any economic interest, such as the right to share in gains or losses.  The receipt of a management or performance based fee for operating a collective investment account, or other fees for acting in a fiduciary capacity, is not considered a beneficial interest in the account.  However, deferred fees that are subsequently invested in or by reference to a collective investment account constitute a beneficial interest in such account.

Note:  If you do not wish to provide specific information on particular companies in the table above, you may write “ALL COMPANIES” in COLUMN 1. If you do this, then by specifying a percentage in COLUMN 2, you will represent and warrant to the Partnership that the aggregate beneficial interest of all of the FINRA Rule 5131 Restricted Persons associated with any particular Public Company or Covered Non-Public Company in any profits or losses attributable to new issues and allocable to the Investor by the Partnership will at all times be less than that specified percentage.

________	c.
A private fund[11] that (i) is managed by an investment adviser that (a) has one or more control persons[12] who are both beneficial owners of the private fund and FINRA Rule 5131 Restricted Persons (“FINRA Rule 5131 Restricted Control Persons”) and (b) does not have any control persons in common with the General Partner, (ii) has assets greater than $50 million, (iii) owns less than 25% of the Partnership, (iv) is not a fund in which a single investor has a beneficial interest of 25% or more, and (v) was not formed for the specific purpose of investing in the Partnership.

If you initialed the above, then please complete the following:

With respect to each Public Company and each Covered Non-Public Company associated with any such FINRA Rule 5131 Restricted Control Persons, the aggregate beneficial interest of those FINRA Rule 5131 Restricted Control Persons in any profits or losses attributable to new issues and allocable to the Investor by the Partnership will at all times be less than the following percentages (include additional sheets if necessary):

11 The term “private fund” means an issuer that would be an investment company, as defined in Section 3 of the U.S. Investment Company Act of 1940, as amended, but for Section 3(c)(1) or Section 3(c)(7) thereof.

12 The term “control person” of an investment adviser means a person with direct or indirect “control” over the investment adviser, as that term is defined in SEC Form ADV.  Generally, SEC Form ADV defines “control” as the power, directly or indirectly, to direct the management or policies of a person, whether through ownership of securities, by contract, or otherwise.  See SEC Form ADV for further details.

COLUMN 1: Company Name:	COLUMN 2: Aggregate Beneficial Interest of FINRA Rule 5131 Restricted Control Persons Associated with that Company is Less Than:
_________%

_________%

_________%

_________%

Note:  If you do not wish to provide specific information on particular companies in the table above, you may write “ALL COMPANIES” in COLUMN 1. If you do this, then by specifying a percentage in COLUMN 2, you will represent and warrant to the Partnership that the aggregate beneficial interest of all of FINRA Rule 5131 Restricted Control Persons associated with any particular Public Company or Covered Non-Public Company in any profits or losses attributable to new issues and allocable to the Investor by the Partnership will at all times be less than that specified percentage.

IV.          NON-RESTRICTED PERSONS UNDER FINRA RULES 5130 AND 5131 BASED ON EXEMPTION

Even if an Investor would otherwise be classified as a Restricted Person, an Investor will not be so classified if Investor is qualified for one or more of the following exemptions.  Please initial each category below that applies to Investor.

________	a.	A domestic or foreign bank, broker/dealer, investment adviser or other conduit acting for the account of a person who is not included in any of paragraphs of Part I, II or III above.

________	b.
An investment company organized under the laws of a foreign jurisdiction: (A) that is listed on a foreign exchange or is authorized for sale to the public by a foreign regulatory authority; (B) (i) in which no person who owns more than 5% of the shares of the Investor is a person included in any of paragraphs of Part I, II or III above, (ii) that has 100 or more direct investors, or (iii) that has 1000 or more indirect investors; and (C) was not formed for the specific purpose of permitting restricted persons to invest in new issues.

________	c.	An investment company registered as such under the Company Act.

________	d.
A common trust fund, or similar fund as described in Section 3(a)(12)(A)(iii) of the U.S. Securities Exchange Act of 1934, as amended; provided that the fund has investments from 1,000 or more accounts and the fund does not limit its beneficial interests principally to trust accounts of persons included in any of paragraphs of Part I, II or III above.

________	e.
An insurance company general, separate, or investment account; provided that the account is funded by premiums from 1,000 or more policyholders, or, if a general account, the insurance company has 1,000 or more policyholders, and policyholders whose premiums fund the account are not limited principally to persons included in any of paragraphs of Part I, II or III above, or, if a general account, policyholders are not limited principally to persons included in any of such paragraphs.

________	f.
A publicly traded entity (other than a broker/dealer or affiliate thereof where such broker/dealer is authorized to engage in public offerings of new issues either as a selling group member or underwriter) that: (A) is listed on a national securities exchange; or (B) is a foreign issuer whose securities meet the quantitative designation criteria for listing on a national securities exchange as well as any subsidiary of such an entity, which subsidiary is not a restricted person under Part I, II or III above.

________	g.	An ERISA benefits plan that is qualified under Section 401(a) of the Code, provided that such plan is not sponsored solely by a broker-dealer.

________	h.
An employee retirement benefits plan organized under and governed by the laws of the United States or of a foreign jurisdiction, provided that such plan or family of plans: (A) has, in aggregate, at least 10,000 plan participants and beneficiaries and $10 billion in assets; (B) is operated in a non-discriminatory manner insofar as a wide range of employees, regardless of income or position, are eligible to participate without further amendment or action by the plan sponsor; (C) is administered by trustees or managers that have a fiduciary obligation to administer the funds in the best interests of the participants and beneficiaries; and (D) is not sponsored solely by a broker/dealer.

________	i.	A state or municipal government benefit plans subject to state and/or municipal regulation.

________	j.	A tax exempt charitable organization under 501(c)(3) of the Code.

________	k.	A church plan under Section 414(e) of the Code.

________	l.
The following exemption applies to FINRA Rule 5131 only.  A private fund (as defined in Part III(c)) that (i) is managed by an investment adviser that does not have any control persons (as defined in Part III(c)) (a) in common with the General Partner or (b) who are both beneficial owners of the private fund and FINRA Rule 5131 Restricted Persons, (ii) has assets greater than $50 million, (iii) owns less than 25% of the Partnership, (iv) is not a fund in which a single investor has a beneficial interest of 25% or more, and (v) was not formed for the specific purpose of investing in the Partnership.

V. PURE NON-RESTRICTED PERSONS

________	Please initial here if none of the paragraphs of Part I, II, III or IV apply to Investor.

          Further, for any particular new issue the following persons are Restricted Persons under FINRA Rule 5130:  (i)  a finder in respect of the public offering of the new issue or a person who has acted in a fiduciary capacity to the managing underwriter of any such offering, including, but not limited to, attorneys, accountants and financial consultants; or (ii) an immediate family member of a person specified in (i) for which the person specified in (i) materially supports, or receives material support from, such family member.  If admitted to the Partnership, Investor agrees to notify the Partnership if Investor acts in such capacity in respect of any new issues.  In such event, the Partnership may treat Investor as a Restricted Person for new issues generally or for such new issue (if purchased by the Partnership).

Investor understands that the Partnership will be relying on the accuracy and completeness of the statements made and information provided herein and represents and warrants that such statements and information may be relied upon by the Partnership, the General Partner, its broker/dealers and any entities or managers with which the Partnership invests in complying with FINRA Rule 5130 and FINRA Rule 5131. If admitted to the Partnership, Investor agrees to immediately notify the General Partner upon any change in Investor’s Restricted Person status or in any of the foregoing representations.

Investor acknowledges and agrees that if: (A) the Partnership determines, based upon information furnished to it by Investor or otherwise available to it, that Investor is ineligible under FINRA Rules to participate in profits from new issues, (B) Investor has initialed one of the categories in Part III, indicating that FINRA 5130 or FINRA 5131 Restricted Persons may have an indirect beneficial interest (through Investor) in the Partnership, or (C) Investor fails to supply all of the information requested above or any other information requested by the Partnership, or responds inconsistently or inconclusively to any such request such that the Partnership cannot determine the status of Investor under FINRA Rule 5130 or FINRA Rule 5131, then Investor may be limited, or prohibited altogether, from participating in any appreciation or depreciation in the Partnership’s assets from direct or indirect investments in new issues.

☐          Confidentiality; Non-Solicitation. Investor covenants and agrees that it shall maintain as confidential all information concerning the General Partner, any affiliate, or any of their respective members, officers, employees, principals and agents or any account for which the General Partner or any affiliate serves as general partner, manager and/or portfolio manager. Investor shall not disclose such information to any person, except for information that is otherwise publicly available or required to be disclosed by law, provided that Investor may share such information with members of Investor’s immediate family, as well as investment advisers, accountants and attorneys, provided that such other persons undertake (a) to hold such information confidential to the same extent set forth herein and (b) not to use any such information in any manner which could reasonably be expected to be adverse to the best interests of the Partnership or the General Partner.  Notwithstanding anything to the contrary herein, Investor (and each employee, representative or other agent of Investor) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of: (i) the Partnership; and (ii) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to Investor relating to such tax treatment and tax structure.  For the avoidance of doubt, Investor may not provide information concerning the Partnership to any third party, knowing that such third party may use such information in any form of printed, electronic or “on-line” publication, newsletter or circular, whether publicly or privately distributed.

Investor covenants and agrees that until the twelfth (12th) calendar month-end after Investor transfers all of its Interest or otherwise fully withdraws or is removed as a Limited Partner (i) Investor shall not directly or indirectly, without the prior written consent of the General Partner, knowingly contact any Protected Person (as defined below) except with regard to Investor’s current or prospective investment in the Partnership or another investment for which the General Partner or an affiliate acts as investment manager or general partner, nor shall Investor, directly or indirectly, solicit for employment or hire any such Protected Person, provided that an investment in a private investment fund or other investment vehicle (other than an investment constituting Seed Capital (as defined below) for which an entity employing a Protected Person acts as investment manager or advisor, will not, in and of itself, be deemed to be a prohibited “knowing contact” (either direct or indirect) of a Protected Person; and (ii) if Investor (including Investor’s affiliates and related parties), directly or indirectly, acts as an investment manager or advisor or provides or will provide Seed Capital to support, sponsor or promote the activities of an investment manager or advisor (an “Associated Management Company”) (as distinguished from making a purely passive investment with such an investment manager or advisor), Investor shall not permit (or allow the Associated Management Company to permit) a Protected Person to provide portfolio-related, investment management-related or trading-related services (other than on behalf of the General Partner or its affiliates) for the benefit of such Associated Management Company or private investment funds managed or sponsored by such Associated Management Company.  For the avoidance of doubt, Investor shall not, during the period set forth above, solicit or encourage any Protected Person to seek employment or business opportunities elsewhere than with the General Partner or its affiliates or not to devote (in the case of a Protected Person that is a then-current officer or employee of the General Partner or any affiliate) such person’s full and undivided business time to such person’s activities as an officer or employee of the General Partner or any affiliate.

“Protected Person” means any current or former director, member, partner, officer or employee of the General Partner or any affiliate, except that (i) former directors, members, partners, officers or employees are only considered “Protected Persons” if they were a director, member, partner, officer or employee of the General Partner or an affiliate both at a time during which Investor held an Interest in the Partnership and at a time subsequent to the twenty-fourth (24th) calendar month-end preceding the date of determination, and (ii) the Principals are not considered “Protected Persons.”

“Seed Capital” means capital:  (i) invested in an investment manager or advisor; or (ii) invested in a fund or other investment vehicle managed by an investment manager or advisor, but only to the extent such investment manager or advisor would not be able to launch such fund or other investment vehicle in the absence of such investment.

As an example, but not by way of limitation, the above provisions prohibit Limited Partners from, while a Limited Partner and for a 12-month period thereafter, soliciting or encouraging any Protected Person to seek employment or business opportunities elsewhere than with the General Partner or its affiliates or not to devote (in the case of a Protected Person that is a then-current officer or employee of the General Partner or any affiliate) such person’s full and undivided business time to such person’s activities as an officer or employee of the General Partner or any affiliate.

Investor agrees that the Partnership and the General Partner would be subject to potentially irreparable injury as a result of any breach by Investor of the covenants and agreements set forth herein, and that monetary damages would not be sufficient to compensate or make whole either the Partnership or the General Partner for any such breach.  Accordingly, Investor agrees that the Partnership and the General Partner, separately or together, shall be entitled to equitable and injunctive relief, on an emergency, temporary, preliminary and/or permanent basis, to prevent any such breach or the continuation thereof, without first being required to post any bond or show actual damages.

☐          Acceptance of Limited Partnership Agreement.  Investor agrees that as of the date of the acceptance of Investor’s subscription by the Partnership Investor shall become a Limited Partner, and Investor hereby agrees to each and every term of the Limited Partnership Agreement as if Investor’s signature were subscribed thereto.  By execution of this Subscription Agreement and Power of Attorney, Investor agrees that Investor shall be deemed to have executed the Limited Partnership Agreement.

☐          Power of Attorney.  Investor does hereby (in addition and not by way of limitation of the Power of Attorney included in the Limited Partnership Agreement) irrevocably constitute and appoint the General Partner, its successors and assigns, and the officers of the foregoing, as Investor’s true and lawful Attorney-in-Fact, with full power of substitution, in Investor’s name, place and stead, to:  (a) file, prosecute, defend, settle or compromise litigation, claims or arbitrations on behalf of the Partnership; (b) make, execute, sign, acknowledge, swear to, deliver, record and file any documents or instruments, including, without limitation, Certificates of Limited Partnership and amendments thereto, that may be considered necessary or desirable by the General Partner to carry out fully the provisions of the Limited Partnership Agreement, including, without limitation, those (if any) necessary or desirable to effect Investor’s admission as a Limited Partner; and (c) to perform all other acts contemplated by the Limited Partnership Agreement.  This Power of Attorney shall be deemed to be coupled with an interest and shall be irrevocable and deemed to be given to secure a proprietary interest of the donee or performance of an obligation owed to the donee and shall survive and not be affected by Investor’s subsequent death, incapacity, disability, insolvency or dissolution or any delivery by Investor of an assignment of the whole or any portion of Investor’s Interest.

☐          Indemnity.  Investor agrees to indemnify and hold harmless the Partnership, the General Partner, their affiliates and each other person, if any, who controls or is controlled by any thereof, within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon (a) any false representation or warranty or breach or failure by Investor to comply with any covenant or agreement made by Investor herein or in any other document furnished by Investor to any of the foregoing in connection with this transaction or (b) any action for securities law violations instituted by Investor which is resolved by judgment against Investor.

☐        SEC Rule 506(d) Representation.  Investor agrees promptly to provide any representations or information that the Partnership and/or the General Partner, in their discretion, reasonably determine is necessary for the Partnership to comply with Rule 506(d) of Regulation D of the Securities Act, which include, among other things, representations that Investor has not committed any “disqualifying events,” as described in Appendix A.  Investor further agrees that if such representations or information should change, Investor will notify the Partnership immediately of any such change.  Investor acknowledges that if it fails to timely provide any such representations or information, or any such representations cease to be true and correct, the Partnership may take any of the following actions: (i) cause Investor to waive irrevocably any voting rights it may possess or convert Investor’s Shares to a series that does not have voting rights; (ii) take any or all actions with respect to revoking, restricting or limiting Investor’s voting rights so as to avoid a “disqualifying event” (or the risk thereof) under Rule 506(d) with respect to Investor; (iii) mandatorily redeem Investor’s Interest (in whole or in part); or (iv) any other action permitted by the Limited Partnership Agreement that the General Partner determines is necessary for the Partnership to comply with Rule 506(d).

☐          Irrevocability; Governing Law.

☐      Investor hereby acknowledges and agrees that, except as otherwise provided by state securities laws, Investor is not entitled to cancel, terminate or revoke this subscription or any of Investor’s agreements hereunder after this Subscription Agreement and Power of Attorney has been submitted (and not rejected) and that this subscription and such agreements shall survive Investor’s death, incapacity, disability or insolvency.

☐      THIS SUBSCRIPTION AGREEMENT IS MADE PURSUANT TO AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE13, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW AND NOTWITHSTANDING THE PLACE WHERE THIS SUBSCRIPTION AGREEMENT IS EXECUTED OR THE LOCATION OF ANY OFFICE, VENTURE OR OPERATION OF ANY PARTY HERETO.

☐          Delivery of Financial Statements and Other Documents Via E-mail. The Partnership will deliver to its investors annual audited financial statements and unaudited interim account statements, and provide other investor notices as well.  Unless the box below is checked, Investor hereby consents to receipt of Partnership financial statements and investor newsletters, offering document supplements, revised Partnership governing documents, updates to the General Partner’s Form ADV Part II and other investor notices and materials via e-mail to Investor’s e-mail address in the Partnership’s records.  Although the Partnership does not impose any additional charges for electronic delivery, Investor may, of course, incur costs associated with Investor’s electronic access, such as usage charges from Internet access providers.  Investor may revoke its consent to receipt of such Partnership documents via e-mail at any time by written notice to the Partnership requesting that the Partnership send Partnership documents in hardcopy via postal mail.

☐          Investor does NOT consent to the delivery of all Partnership documents via e-mail and instead wishes to receive such documents in hardcopy via postal mail.

☐          Survival.  Investor agrees that the agreements and covenants in this Subscription Agreement and Power of Attorney shall survive the acceptance (or rejection) of this Subscription Agreement and Power of Attorney and Investor’s complete withdrawal from the Partnership.

☐        Counterparts.  The execution pages of this Subscription Agreement may be executed in one or more counterparts, each of which shall, however, together constitute the same document.  Facsimiles shall have the same binding force as originals.

*     *     *     *     *     *

PLEASE EXECUTE THE APPROPRIATE SIGNATURE PAGE AND PURCHASER SUITABILITY QUESTIONNAIRE.

ZAZOVE CONVERTIBLE SECURITIES FUND, L.P.

Signature Page for Subscription by Individuals

(not applicable to subscriptions by entities)

LIMITED PARTNERSHIP INTERESTS TO BE REGISTERED AS FOLLOWS:
(CHECK ONE)

☐ INDIVIDUAL OWNERSHIP (One signature required below)		☐ TENANTS IN COMMON (All tenants must sign below)

☐ JOINT TENANTS WITH RIGHT OF SURVIVORSHIP (All tenants must sign below)

(Please print all information exactly as you wish it to appear on the Partnership records.)

(Name of Investor)		(Social Security Number)

(Address)

(Telephone)	(Facsimile)	(E-mail Address)

(Name of Investor)		(Social Security Number)

(Address)

(Telephone)	(Facsimile)	(E-mail Address)

Dated:

Signature of Investor(s):

Subscription accepted on its own behalf and as attorney-in-fact on behalf of all Limited Partners as of ________, 20___

ZAZOVE ASSOCIATES, L.L.C.

By:
Name and Title

ZAZOVE CONVERTIBLE SECURITEIS FUND, L.P.

Signature Page for Subscription by Entities
(not applicable to subscriptions by individuals)

ENTITY OWNERSHIP — Check form of organization of entity subscriber.

☐ TRUST	☐ LIMITED PARTNERSHIP

☐ CORPORATION	☐ OTHER - Please Specify

☐ GENERAL PARTNERSHIP

(Please print all information exactly as you wish it to appear on the Partnership records.)

(Name of Investor)	(Tax ID Number)

(Address)

(Telephone)	(Facsimile)	(E-mail Address)

The individual trustee, partner or officer signing below certifies that he or she has full power and authority from all beneficiaries, partners or shareholders of the entity named below to execute this Subscription Agreement and Power of Attorney on behalf of the entity and that investment in the Partnership is not prohibited by law or by the governing documents of the entity.

Dated:

(Name of Entity)

By:
Name:
Title:

Subscription accepted on its own behalf and as attorney-in-fact on behalf of all Limited Partners as of ________, 20___

ZAZOVE ASSOCIATES, L.L.C.

By:
Name and Title

ZAZOVE CONVERTIBLE SECURITIES FUND, L.P.

PURCHASER SUITABILITY QUESTIONNAIRE

(INDIVIDUAL PURCHASERS)

The following information is required ‑‑ in compliance with applicable securities regulations ‑‑ to confirm whether an investment in Zazove Convertible Securities Fund, L.P. (the “Partnership”) would be “suitable” for you within the meaning of applicable regulations

Please be sure to sign and date this Purchaser Suitability Questionnaire as indicated.  Please note that a number of items require that you check or initial the appropriate space in addition to signing the Purchaser Suitability Questionnaire as a whole.  Please write “N/A” or “Not Applicable” in the appropriate spaces, rather than merely leaving them blank. Incomplete Purchaser Suitability Questionnaires cannot be processed. Please attach additional sheets if necessary to answer any questions.

THIS PURCHASER SUITABILITY QUESTIONNAIRE WILL BE KEPT STRICTLY CONFIDENTIAL AND WILL NOT BE REVIEWED BY ANY PARTY OTHER THAN ZAZOVE ASSOCIATES, L.L.C. (THE “GENERAL PARTNER”), ITS EMPLOYEES AND COUNSEL, EXCEPT AS OTHERWISE REQUIRED BY LAW.

1.          Personal Information

Name:

Address:
	(Street)	(City/State/Zip Code)

Telephone Number:

(Business)	Ext.

(Home)

Facsimile Number:

E-mail Address:

Social Security Number:

Occupation:

Title/Position

Date of Birth:

2.          Accredited Investor Status

Initial all appropriate spaces below to indicate the manner in which you qualify as an “accredited investor” within the meaning of Securities and Exchange Commission (“SEC”) Regulation D under the U.S. Securities Act of 1933, as amended.  Only investors that so qualify are eligible to invest in the Partnership.

_______ Initial
I have a net worth (or joint net worth together with my spouse or spousal equivalent) in excess of $1,000,000 (excluding the value of such person’s primary residence)[14], and I have no reason to believe that my net worth will not remain in excess of $1,000,000 for the foreseeable future.

_______ Initial
I have had an annual income during the last two full calendar years of in excess of $200,000 (or joint income together with my spouse or spousal equivalent of in excess of $300,000) and reasonably expect to have an annual income in excess of $200,000 (or joint income together with my spouse or spousal equivalent of in excess of $300,000) during the current calendar year.  I have no reason to believe that my income will not remain in excess of $200,000 (or joint income in excess of $300,000) for the foreseeable future.

14 For purposes of determining the value of the primary residence to be excluded from net worth, Investor should exclude any net equity in his or her primary residence (i.e., the amount by which the current market value of the residence exceeds the current outstanding balance of any mortgage or other indebtedness secured by the residence).  If the current outstanding balance of any such mortgage or other indebtedness exceeds the current market value of the residence, the amount of any such excess shall cause a reduction in Investor’s net worth to the extent that such mortgage or other indebtedness gives the lender recourse to the assets of Investor other than the residence securing the mortgage or other indebtedness.

_______ Initial
I hold, in good standing, any of the following positions:

General Securities Representative (Series 7)

Name of FINRA member firm Investor is associated with:  ____________________________________________

Private Securities Offerings Representative of a FINRA member firm (Series 82)

Name of FINRA member firm Investor is associated with:
____________________________________________

Investment Adviser Representative (Series 65)

Name of investment adviser Investor is associated with:
____________________________________________

Other SEC-Approved Professional Certification, Designation or Credential[15]

Identify the professional certification, designation, or credential, and the basis on which Investor is considered to be “in good standing”:

____________________________________________

3.	SEC Rule 506(d) Status

Investor represents and warrants that Investor or any person deemed to be a “beneficial owner” of a limited partnership interest (an “Interest”) of the Partnership through Investor’s purchase of such Interest under SEC Rule 13d-3 or 13d-5 (“Indirect Beneficial Owner”) is / is not subject to any “disqualifying event” by initialing the applicable line.  You must review Appendix A hereto before completing this item.

______ Investor or an Indirect Beneficial Owner is subject to one or more “disqualifying events” as defined in Appendix A.

______ Neither Investor nor any Indirect Beneficial Owner is subject to one or more “disqualifying events” as defined in Appendix A.

Investor agrees to immediately notify, in writing, the Partnership and the General Partner upon any change to the foregoing representations and, upon request, to promptly furnish such information to the Partnership or the General Partner as may be required to confirm, amplify or refine details with respect to the foregoing representations.

If you are unable to make any of the foregoing representations, please contact the General Partner immediately.

15 The SEC may, by order, identify professional certifications, designations, or credentials that enable their holder to be considered an “accredited investor” and post those orders on its website.

IN WITNESS WHEREOF, I have executed this Purchaser Suitability Questionnaire.

(Signature of Purchaser)

(Name of Purchaser)
Date:

ZAZOVE CONVERTIBLE SECURITIES FUND, L.P.

PURCHASER SUITABILITY QUESTIONNAIRE

(ENTITY PURCHASERS)

The following information is required — in compliance with applicable securities regulations — to confirm whether an investment in Zazove Convertible Securities Fund, L.P. (the “Partnership”) would be “suitable” for you within the meaning of applicable regulations.

Please be sure to sign and date this Purchaser Suitability Questionnaire as indicated.  Please note that a number of items require that you check or initial the appropriate space in addition to signing the Purchaser Suitability Questionnaire as a whole.  Please write “N/A” or “Not Applicable” in the appropriate spaces rather than merely leaving them blank. Incomplete Purchaser Suitability Questionnaires cannot be processed. Please attach additional sheets if necessary to answer any questions.

THIS PURCHASER SUITABILITY QUESTIONNAIRE WILL BE KEPT STRICTLY CONFIDENTIAL AND WILL NOT BE REVIEWED BY ANY PARTY OTHER THAN ZAZOVE ASSOCIATES, L.L.C. (THE “GENERAL PARTNER”), ITS EMPLOYEES AND COUNSEL, EXCEPT AS OTHERWISE REQUIRED BY LAW.

1.          Background Information (to be completed with respect to the entity making the investment)

Class of entity:

☐	Corporation

☐	General Partnership

☐	Limited Partnership

☐	Trust

☐	Employee Benefit Plan

☐	Individual Retirement Account

☐	Other – Please specify ______________

Name:

Jurisdiction in which Formed:

Date of Formation:

Address of Principal Place of Business:

(Street)	(City/State/Zip Code)

Address to which correspondence should be directed:

(Street)	(City/State/Zip Code)

Telephone Number:

Facsimile Number:

E-mail Address:

Contact Person:

IRS Identification Number:

Fiscal Year:

2.          Accredited Investor Status

Initial all appropriate spaces below to indicate the manner in which you qualify as an accredited investor.

__________ Initial	A bank or a savings and loan association within the meaning of the U.S. Securities Act of 1933, as amended (the “Securities Act”), whether acting in an individual or fiduciary capacity.

__________ Initial	A broker or dealer registered pursuant to the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”).

__________ Initial
An investment adviser registered under Section 203 of the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”), registered as such under the laws of a state, or relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Advisers Act.

__________ Initial __________ Initial	An investment company registered under the U.S. Investment Company Act of 1940, as amended (the “Company Act”). An insurance company within the meaning of the Securities Act.

__________ Initial	A private business development company within the meaning of the Advisers Act.

__________ Initial
A corporation, Massachusetts or similar business trust, or partnership or limited liability company, in each case not formed for the specific purpose of investing in the Partnership and with total assets in excess of $5,000,000.

__________ Initial
A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of investing in the Partnership, whose purchase is directed by a sophisticated person within the meaning of Regulation D.

__________ Initial
An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the decision to invest in the Partnership was made by a plan fiduciary (as defined in Section 3(21) of ERISA), which is either a bank, savings and loan association, insurance company or registered investment adviser.
Please state the name of such plan fiduciary: __________________________.

__________ Initial	An employee benefit plan within the meaning of ERISA that is not a “self-directed” plan and has total assets in excess of $5,000,000.

__________ Initial
A self-directed plan directed by a participant who is an accredited investor. The General Partner, in its sole discretion, may require each such participant to complete a Purchaser Suitability Questionnaire.
Please state the name of Participant: ______________________.

__________ Initial
An individual retirement account whose beneficiary thereof is an accredited investor (i.e., an individual with a net worth of at least $1 million[16] or a net income in each of the last two years and expected for the current year of at least $200,000 (or $300,000 with spouse or spousal equivalent)).  The General Partner, in its sole discretion, may require each such beneficiary to complete a Purchaser Suitability Questionnaire.
Please state the name of Beneficiary: ______________.

16 “Net worth” for this purpose means the fair market value of your total assets less your total liabilities; provided, that: (i) you must exclude the value of your primary residence as an asset; and (ii) you may generally exclude the amount of indebtedness secured by your primary residence as a liability except that you must deduct as liabilities (A) the amount by which such indebtedness exceeds the fair market value of your primary residence; and (B) the amount of any such indebtedness incurred within the 60 days preceding the subscription date (other than as a result of the acquisition of your primary residence).

__________ Initial	Please state the name of Beneficiary: ______________.

__________ Initial	An organization described in Section 501(c)(3) of the Code, was not formed for the specific purpose of acquiring the securities offered and has total assets in excess of $5,000,000.

A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees and has total assets in excess of $5,000,000.

__________ Initial

A “family office”[17] that has total assets under management in excess of $5 million, that was not formed for the specific purpose of acquiring an Interest and whose investment in the Interest is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

__________ Initial __________ Initial
A “family client”[18] of a family office and whose prospective investment in the Partnership is directed by a representative of that family office with the knowledge and experience described above.

An entity (other than an irrevocable trust) in which all of the equity owners are accredited investors.

17 A “family office” is a company (including its directors, partners, members, managers, trustees and employees acting within the scope of their position or employment) that:  (i) has no clients other than family clients as defined below (although, if a person that is not a family client becomes a client of the family office as a result of the death of a family member or key employee or other involuntary transfer from a family member or key employee, that person will be deemed to be a family client for one year following the completion of the transfer of legal title to the assets resulting from the involuntary event); (ii) is wholly owned by “family clients” and is exclusively controlled (directly or indirectly) by one or more family members and/or family entities; and (iii) does not hold itself out to the public as an investment adviser.

18 A “family client” is:  (i) any family member; (ii) any former family member; (iii) any key employee; (iv) any former key employee, provided that upon the end of such individual’s employment by the family office, the former key employee shall not receive investment advice from the family office (or invest additional assets with a family office-advised trust, foundation or entity) other than with respect to assets advised (directly or indirectly) by the family office immediately prior to the end of such individual’s employment, except that a former key employee shall be permitted to receive investment advice from the family office with respect to additional investments that the former key employee was contractually obligated to make, and that relate to a family-office advised investment existing, in each case prior to the time the person became a former key employee; (v) any non-profit organization, charitable foundation, charitable trust (including charitable lead trusts and charitable remainder trusts whose only current beneficiaries are other family clients and charitable or non-profit organizations), or other charitable organization, in each case for which all the funding such foundation, trust or organization holds came exclusively from one or more other family clients; (vi) any estate of a family member, former family member, key employee, or, subject to the condition contained in item (iv) of this section, former key employee; (vii) any irrevocable trust in which one or more other family clients are the only current beneficiaries; (viii) any irrevocable trust funded exclusively by one or more other family clients in which other family clients and non-profit organizations, charitable foundations, charitable trusts, or other charitable organizations are the only current beneficiaries; (ix) any revocable trust of which one or more other family clients are the sole grantor; (x) any trust of which:  each trustee or other person authorized to make decisions with respect to the trust is a key employee; and each settlor or other person who has contributed assets to the trust is a key employee or the key employee’s current and/or former spouse or spousal equivalent who, at the time of contribution, holds a joint, community property, or other similar shared ownership interest with the key employee; or (xi) any company wholly owned (directly or indirectly) exclusively by, and operated for the sole benefit of, one or more other family clients; provided that if any such entity is a pooled investment vehicle, it is excepted from the definition of “investment company” under the Company Act.

If Investor is an accredited investor solely by virtue of the fact that all its equity owners are accredited investors, the General Partner may, in its sole discretion, require that each such equity owner complete, execute and return a Purchaser Suitability Questionnaire

3.	SEC Rule 506(d) Status

Investor represents and warrants that Investor or any person deemed to be a “beneficial owner” of a limited partnership interest (an “Interest”) of the Partnership through Investor’s purchase of such Interest under SEC Rule 13d-3 or 13d-5 (“Indirect Beneficial Owner”) is / is not subject to any “disqualifying event” by initialing the applicable line.  You must review Appendix A hereto before completing this item.

______  Investor or an Indirect Beneficial Owner is subject to one or more “disqualifying events” as defined in Appendix A.

______ Neither Investor nor any Indirect Beneficial Owner is subject to one or more “disqualifying events” as defined in Appendix A.

Investor agrees to immediately notify, in writing, the Partnership and the General Partner upon any change to the foregoing representations and, upon request, to promptly furnish such information to the Partnership or the General Partner as may be required to confirm, amplify or refine details with respect to the foregoing representations.

If you are unable to make any of the foregoing representations, please contact the Partnership immediately.

4.          Documentation

Because of the entity status of Investor, the General Partner requires certain documentation as part of its investor suitability determination:  a corporation should attach one copy of its articles of incorporation and by-laws, and a copy of any document authorizing or governing its investment policies, e.g., resolutions of the Board of Directors; a partnership should attach one copy of its partnership agreement or other governing agreement; and a trust should attach one copy of its Declaration of Trust or other governing instrument and any document authorizing or governing its investment policies.  Alternatively, entities may submit an opinion of counsel to the effect that a minimum investment of $500,000 in the Partnership by Investor would be authorized (such counsel need not pass on the suitability of such investment, which is a question of fact).

[Signature Page Follows]

IN WITNESS WHEREOF, Investor has caused the execution of this Purchaser Suitability Questionnaire by its authorized representative.

(Name of Purchaser)

(Name and Title of Authorized Signatory)

(Signature of Authorized Signatory)

Date:

APPENDIX A

ZAZOVE CONVERTIBLE SECURITIES FUND, L.P.

INSTRUCTIONS FOR DETERMINING SEC RULE 506(d) STATUS

Rule 506 of Regulation D under the U.S. Securities Act of 1933, as amended (the “Securities Act”), has been amended to include “bad actor” disqualification requirements in Rule 506(d).  Under new Rule 506(d), Zazove Convertible Securities Fund, L.P. (the “Partnership”) will not be permitted to rely on the Rule 506 safe harbor from registration under the Securities Act if the Partnership or any other person covered by the rule (which includes beneficial owners of 20% of voting interests) experiences a “disqualifying event.”  The Partnership is also required to provide disclosures to investors about certain past “disqualifying events.” As a result, the Partnership requires certain acknowledgements, representations, warranties and undertakings from the person (the “Investor”) making the investment as to whether it is subject to a “disqualifying event” before the Partnership will issue a limited partnership interest (the “Interest”) in the Partnership to Investor.  The Partnership may, in certain limited instances, issue an Interest despite a subscriber having a past “disqualifying event.”  After reviewing this Appendix A, Investor should indicate its Rule 506(d) status in item 5 of the Purchaser Suitability Questionnaire.

Investor or any person deemed to be a “beneficial owner” of an Interest in the Partnership through the Investor’s purchase of such Interest under SEC Rule 13d-3 or 13d-5 is subject to a “disqualifying event” if Investor or such person deemed to be a “beneficial owner” of an Interest, respectively:

1.
has within the last ten (10) years, been convicted of a felony or misdemeanor, in the United States, (i) in connection with the purchase or sale of any security, (ii) involving the making of any false filing with the U.S. Securities and Exchange Commission (the “SEC”) or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

2.
is currently subject to any order, judgment or decree of any U.S. court of competent jurisdiction, entered in the last five (5) years, that restrains or enjoins Investor from engaging or continuing to engage in any conduct or practice (i) in connection with the purchase or sale of any security, (ii) involving the making of a false filing with the SEC or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

3.
is currently subject to a final order[19] of a U.S. state securities commission (or an agency or officer[20] of a U.S. state performing like functions), a U.S. state authority that supervises or examines banks, savings associations, or credit unions, a U.S. state insurance commission (or an agency or officer of a U.S. state performing like functions), an appropriate U.S. federal banking agency, the U.S. National Credit Union Administration, or the U.S. Commodity Futures Trading Commission (the “CFTC”), that —

a.	bars Investor from —

i.	association with an entity regulated by such commission, authority, agency, or officer;

ii.	engaging in the business of securities, insurance, or banking; or

iii.	engaging in savings association or credit union activities; or

b.	constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct[21] within the last ten (10) years;

4.
is currently subject to an order of the SEC pursuant to Section 15(b) or 15B(c) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) or Section 203(e) or (f) of the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”) that (i) suspends or revokes Investor’s registration as a broker, dealer, municipal securities dealer or investment adviser, (ii) places limitations on Investor’s activities, functions or operations or (iii) bars Investor from being associated with any entity or from participating in the offering of any penny stock;

5.
is currently subject to any order of the SEC, entered in the last five (5) years, that orders Investor to cease and desist from committing or causing a violation or future violation of (i) any scienter-based anti-fraud provision of the federal securities laws (including without limitation Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act (but excluding a violation of Rule 105 or Regulation M under the Exchange Act) and Rule 10b-5 thereunder, Section 15(c)(1) of the Exchange Act and Section 206(1) of the Advisers Act, or any other rule or regulation thereunder) or (ii) Section 5 of the Securities Act;

19 The term “final order” means a written directive or declaratory statement issued be a U.S. state securities commission (or an agency or officer of a U.S. state performing like functions), a U.S. state authority that supervises or examines banks, savings associations, or credit unions, a U.S. state insurance commission (or an agency or officer of a U.S. state performing like functions), an appropriate U.S. federal banking agency, the CFTC, or the National Credit Union Administration under applicable statutory authority, that provides for notice and opportunity for hearing, which constitutes a final disposition or action by that U.S. federal or state agency.  An order that is subject to appeal may still be a final order for purposes of this definition.

20 The term “officer” means a president, vice president, secretary, treasurer or principal financial officer, comptroller or principal accounting officer, and any person routinely performing corresponding functions with respect to any organization whether incorporated or unincorporated.

21 An order which prohibits “fraudulent, manipulative or deceptive conduct” is not necessarily scienter-based and may be based on a violation of a State law that prohibits “dishonest or unethical” business conduct or practices.

6.
is currently suspended or expelled from membership in, or suspended or barred from association with a member of, a self-regulatory organization[22] for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

7.
has filed as a registrant or issuer, or has been named as an underwriter in, a registration statement or Regulation A offering statement filed with the SEC that, within the last five (5) years, (i) was the subject of a refusal order, stop order, or order suspending the Regulation A exemption or (ii) is currently the subject of an investigation or a proceeding to determine whether such a stop order or suspension order should be issued; or

8.
is subject to (i) a United States Postal Service false representation order entered into within the last five (5) years, or (ii) a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

22 The term “self-regulatory organization” means a registered national securities exchange or registered national or affiliated securities association.

Consent to Receive Electronic Schedule K-1

Name:

Taxpayer ID No.:

I am an investor in, or have subscribed for an Interest in, Zazove Convertible Securities Fund, L.P. (the “Partnership”).  I hereby consent to receive my IRS Form 1065, Schedules K-1 (“K-1”) for the Partnership through electronic delivery as further described below.  I understand that if I consent to receive an electronic K-1, I will not receive a paper K-1, except as provided below.  I hereby acknowledge my understanding of the following:

1.          I may withdraw consent to electronic delivery by writing to Zazove Associates, L.L.C. (the “General Partner”) at the address given below, stating that I would like to withdraw consent and receive future K-1s in paper form.  The General Partner may be reached by e-mail or phone at the e-mail address or phone number set forth below.  The withdrawal of consent will be confirmed in writing (including the date of effectiveness).  The withdrawal of consent will be effective on the date received by the General Partner, unless the General Partner communicates to me a subsequent date within a reasonable time after the General Partner’s receipt of the withdrawal.  A withdrawal of consent will not apply to a K-1 that was furnished electronically prior to the effective date of such withdrawal.

2.          If I withdraw this consent to electronic delivery, a paper K-1 will be furnished to me, through mail or hand delivery.

3.          This consent will apply to the K-1 issued to me by the Partnership for the current fiscal year and all subsequent fiscal years until I withdraw this consent.

4.          K-1s will be e-mailed to me in Adobe Acrobat PDF format.  I may download a free copy of Adobe Acrobat Reader, which will allow me to view K-1s, by visiting http://get.adobe.com/reader.  This web page contains information about the system requirements needed to use the software.  I can print K-1s through the print function that is available on my computer or other electronic device through which I am viewing K-1s, and I can save K-1s to my computer or other electronic device through which I am viewing them.

5.          Notwithstanding my consent to electronic delivery, I am entitled to receive a paper K-1 upon request by contacting the General Partner in writing at the mailing or e-mail addresses provided below.  My written request for a paper K-1 will NOT be treated as a withdrawal of consent.  If I wish to withdraw consent, I understand that I must do so affirmatively, in the manner described above.

6.          The Partnership will cease furnishing electronic statements to me upon a termination of my Interest.

7.          I can contact the General Partner in writing at the mailing or e-mail addresses provided below to communicate any changes in my contact information.  The Partnership will e-mail me if the contact information for the Partnership changes.

8.          K-1s may be required to be printed and attached to a federal, state or local income tax return.

Zazove Associates, L.L.C.
1001 Tahoe Blvd.
Incline Village, NV 89451
gsennhenn@zazove.com; (866) 453-3929

Signature:  __________________________________  Date:  ____/____/________

APPENDIX B

ZAZOVE CONVERTIBLE SECURITIES FUND, L.P.

(A Delaware Limited Partnership)

Memorandum Number: ___ for the Exclusive Use of:  ________________________________

ZAZOVE CONVERTIBLE SECURITIES FUND, L.P.

(A Delaware Limited Partnership)

CONFIDENTIAL OFFERING MEMORANDUM

DATED MARCH 2022

ZAZOVE ASSOCIATES, L.L.C.

General Partner

GENERAL NOTICES

THE LIMITED PARTNERSHIP INTERESTS (“INTERESTS”) IN ZAZOVE CONVERTIBLE SECURITIES FUND, L.P. (THE “PARTNERSHIP”) ARE OFFERED EXCLUSIVELY TO FINANCIALLY SOPHISTICATED, HIGH NET WORTH INDIVIDUALS AND INSTITUTIONAL INVESTORS.

THIS CONFIDENTIAL OFFERING MEMORANDUM (“MEMORANDUM”) CONSTITUTES AN OFFER ONLY TO THE OFFEREE NAMED ON THE COVER PAGE OF THIS MEMORANDUM, AND ONLY IF DELIVERY OF THIS MEMORANDUM IS PROPERLY AUTHORIZED BY ZAZOVE ASSOCIATES, L.L.C. (THE “GENERAL PARTNER”).  THE OFFEREE, BY ACCEPTING RECEIPT OF THIS MEMORANDUM, AGREES NOT TO DUPLICATE OR FURNISH COPIES OF THIS MEMORANDUM TO ANY PERSON OTHER THAN SUCH OFFEREE’S ADVISERS.

THIS MEMORANDUM SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY OFFER, SOLICITATION OR SALE OF THE INTERESTS IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE ANY SUCH OFFER, SOLICITATION OR SALE.

PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS MEMORANDUM AS LEGAL, TAX, OR FINANCIAL ADVICE.  EACH PROSPECTIVE INVESTOR SHOULD CONSULT SUCH PROSPECTIVE INVESTOR’S OWN PROFESSIONAL ADVISERS AS TO THE LEGAL, TAX, FINANCIAL, OR OTHER CONSIDERATIONS RELEVANT TO DETERMINING THE SUITABILITY OF THIS INVESTMENT FOR SUCH PROSPECTIVE INVESTOR.

NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS CONCERNING THE PARTNERSHIP OR THE INTERESTS OTHER THAN THOSE CONTAINED -IN THIS MEMORANDUM.  SUBSCRIBERS MUST INVEST SOLELY ON THE BASIS OF THE INFORMATION SET FORTH HEREIN.

THE INTERESTS ARE SPECULATIVE, ILLIQUID, INVOLVE SUBSTANTIAL RISK, AND ARE A SUITABLE INVESTMENT ONLY FOR A LIMITED PORTION OF AN INVESTOR’S PORTFOLIO.  INVESTORS COULD LOSE ALL OR SUBSTANTIALLY ALL OF THEIR INVESTMENT IN THE PARTNERSHIP.

NO ONE SHOULD CONSIDER INVESTING IN AN INTEREST WHO IS NOT, EITHER ALONE OR TOGETHER WITH SUCH PROSPECTIVE INVESTOR’S FINANCIAL ADVISERS, FINANCIALLY  SOPHISTICATED AND CAPABLE OF EVALUATING THE MERITS AND RISKS OF AN INVESTMENT IN THE PARTNERSHIP.

LIMITED PARTNERS’ ABILITY TO WITHDRAW CAPITAL FROM THE PARTNERSHIP IS RESTRICTED.

i

THIS MEMORANDUM CONTAINS A FAIR SUMMARY OF THE MATERIAL TERMS OF THE INFORMATION PURPORTED TO BE SUMMARIZED HEREIN.  HOWEVER, THIS IS A SUMMARY ONLY AND DOES NOT PURPORT TO BE COMPLETE.  ACCORDINGLY, REFERENCE IS MADE TO THE AGREEMENTS, DOCUMENTS, STATUTES, AND REGULATIONS REFERRED TO HEREIN FOR THE EXACT TERMS OF SUCH AGREEMENTS, DOCUMENTS, STATUTES, AND REGULATIONS.

THE GENERAL PARTNER IS EXEMPT FROM REGISTRATION WITH THE COMMODITY FUTURES TRADING COMMISSION (“CFTC”) AS A COMMODITY POOL OPERATOR (“CPO”) WITH RESPECT TO THE PARTNERSHIP PURSUANT TO CFTC RULE 4.13(a)(3) UNDER THE COMMODITY EXCHANGE ACT, AS AMENDED. TO SATISFY THE REQUIREMENTS OF THAT EXEMPTION, THE PARTNERSHIP IS OPERATED PURSUANT TO THE FOLLOWING CRITERIA: (I) THE OFFERING OF INTERESTS IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AS INTERESTS ARE NOT OFFERED PUBLICLY IN THE UNITED STATES; (II) AT ALL TIMES THE AGGREGATE INITIAL MARGIN AND PREMIUMS REQUIRED TO ESTABLISH COMMODITY INTEREST POSITIONS, DETERMINED AT THE TIME THE MOST RECENT POSITION WAS ESTABLISHED, WILL NOT EXCEED 5% OF THE LIQUIDATION VALUE OF THE PARTNERSHIP OR THE AGGREGATE NET NOTIONAL VALUE OF THE PARTNERSHIP’S COMMODITY INTEREST POSITIONS, DETERMINED AT THE TIME THE MOST RECENT POSITION WAS ESTABLISHED, WILL NOT EXCEED 100% OF THE PARTNERSHIP’S LIQUIDATION VALUE; (III) PURCHASERS OF THE INTERESTS WILL BE LIMITED TO “ACCREDITED INVESTORS” AS THAT TERM IS DEFINED IN SECTION 501 OF REGULATION D UNDER THE SECURITIES ACT OR TRUSTS FORMED BY AN ACCREDITED INVESTOR FOR THE BENEFIT OF A FAMILY MEMBER; AND (IV) THE PARTNERSHIP IS NOT, AND IS NOT MARKETED AS, A VEHICLE FOR TRADING IN THE COMMODITY FUTURES OR COMMODITY OPTIONS MARKETS. THEREFORE, UNLIKE A “COMMODITY POOL” OPERATED BY A REGISTERED CPO, THERE IS NO OBLIGATION IMPOSED BY THE CFTC ON THE GENERAL PARTNER TO DELIVER A DISCLOSURE DOCUMENT OR A CERTIFIED ANNUAL REPORT TO LIMITED PARTNERS. THE GENERAL PARTNER WILL, HOWEVER, DELIVER THIS MEMORANDUM AS WELL AS THE PERIODIC AND ANNUAL REPORTS DESCRIBED HEREIN TO THE PARTNERSHIP’S CURRENT LIMITED PARTNERS. SIMILARLY, THE GENERAL PARTNER WILL NOT BE REGISTERED AS A COMMODITY TRADING ADVISOR WITH THE CFTC.

SECURITIES LAW NOTICES

NOTICE TO ALL PROSPECTIVE INVESTORS

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PARTNERSHIP AND THE TERMS OF THE OFFERING OF THE INTERESTS, INCLUDING THE MERITS AND RISKS INVOLVED.  THE INTERESTS HAVE NOT BEEN RECOMMENDED, APPROVED, OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY OR SECURITIES AGENCY.  NONE OF THE FOREGOING AUTHORITIES HAVE PASSED UPON, OR ENDORSED THE MERITS OF, THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE INTERESTS HAVE NOT BEEN REGISTERED WITH THE SEC UNDER THE  SECURITIES ACT, OR UNDER THE SECURITIES LAWS OF ANY OTHER STATE OR JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS.  THE INTERESTS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, AND MAY NOT BE TRANSFERRED OR RESOLD WITHOUT THE PRIOR WRITTEN CONSENT OF THE GENERAL PARTNER AND AS PERMITTED UNDER THE SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREUNDER.  THERE IS NO PUBLIC OR OTHER MARKET FOR THE INTERESTS, NOR IS IT LIKELY THAT ANY SUCH MARKET WILL DEVELOP.  THEREFORE, INVESTORS MUST EXPECT TO BE REQUIRED TO RETAIN OWNERSHIP OF THE INTERESTS AND BEAR THE FINANCIAL RISKS OF THEIR INVESTMENT IN INTERESTS FOR AN INDEFINITE PERIOD.

NOTICE TO FLORIDA INVESTORS

IF THE INVESTOR IS NOT A BANK, A TRUST COMPANY, A SAVINGS INSTITUTION, AN INSURANCE COMPANY, A DEALER, AN INVESTMENT COMPANY AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, A PENSION OR PROFIT-SHARING TRUST, OR A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), THE INVESTOR ACKNOWLEDGES THAT ANY SALE OF AN INTEREST TO THE INVESTOR IS VOIDABLE BY THE INVESTOR EITHER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY THE INVESTOR TO THE PARTNERSHIP, OR AN AGENT OF THE PARTNERSHIP, OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO THE INVESTOR, WHICHEVER OCCURS LATER.

ZAZOVE CONVERTIBLE SECURITIES FUND, L.P.

ANNEX A          —          AGREEMENT OF LIMITED PARTNERSHIP

ANNEX B          —          SUBSCRIPTION DOCUMENTS

ANNEX C          —          FORM ADV PARTS 2A AND 2B OF ZAZOVE ASSOCIATES, L.L.C.

EXECUTIVE SUMMARY

The following summary is qualified in its entirety by the more detailed information contained elsewhere in this Confidential Offering Memorandum (“Memorandum”), including the Annexes hereto.

The capitalized terms used but not defined in this Memorandum have the meanings assigned to them in the Agreement of Limited Partnership (the “Partnership Agreement”) of Zazove Convertible Securities Fund, L.P. (the “Partnership”), the form of which is attached hereto as Annex A.

The Partnership

15.2. The Partnership
The Partnership has been organized as a Delaware limited partnership for investors seeking long-term growth, current income and the preservation of capital.  The Partnership pursues this objective primarily by investing in a portfolio of convertible securities.  The convertible strategy focuses primarily on opportunities in the United States, although the Partnership may invest abroad as well.

The Partnership will initially acquire its securities portfolio pursuant to a merger (the “Merger”) with Zazove Convertible Securities Fund, Inc. (the “Predecessor Fund”), a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Company Act”), which pursued the same investment strategy as the Partnership.  The Partnership will commence its operations upon the effective time of the Merger, anticipated to be on or about July 1, 2022.

The Partnership will terminate upon a determination by the General Partner to terminate the Partnership, or the retirement, bankruptcy, commencement of liquidation proceedings, withdrawal, resignation, insolvency, dissolution, removal or expulsion of the General Partner or any other event requiring the dissolution of the Partnership under applicable law. Upon dissolution of the Partnership, the Partnership will wind up its affairs and be liquidated.  The Partnership’s assets will be liquidated in an orderly manner, profits and losses will be allocated among the Partners and, after payment to the Partnership’s creditors, liquidation proceeds will be distributed to the Partners in proportion to their respective Capital Account balances.

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Copies of the Partnership Agreement of the Partnership, together with copies of the Partnership's annual or periodic reports (if any) as detailed in this Memorandum, are available upon request from the General Partner and, upon reasonable notice, may be inspected at the offices of the General Partner.  The Partnership will not generally issue any certificates in respect of its Interests and the Interests are not expected to be listed on any stock exchange.

The Partnership’s fiscal year ends on December 31.

15.3. General Partner
The general partner and investment adviser of the Partnership is Zazove Associates, L.L.C. (the “General Partner”).  The General Partner is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and has specialized in the management of convertible securities since the firm was founded in 1971.

15.4. Offices	The principal place of business of the Partnership and the General Partner is located at 1001 Tahoe Blvd., Incline Village, Nevada 89451, telephone: (775) 298-7500, facsimile: (775) 298-7599.

15.5. Custodian	The Partnership’s assets are held in a custodial account with UMB Bank, N.A.

15.6.

15.7. Legal Counsel to the General Partner Auditors	Sidley Austin LLP, Chicago, Illinois. Deloitte & Touche, LLP.

15.8. Reporting
Each Limited Partner receives: (i) monthly updates summarizing the general performance of the Partnership and setting forth the month-end balance in such Limited Partner’s Capital Account(s), which are determined based upon United States generally accepted accounting principles (“GAAP”); (ii) annual audited financial statements prepared in accordance with GAAP; and (iii) annual information necessary for the preparation of such Limited Partner’s U.S. federal income tax returns, which is provided on Schedule K-1.

15.9. Taxation
The Partnership will be classified as a partnership for U.S. federal income tax purposes.  Limited Partners will be subject to U.S. income tax each year in respect of their allocable share of the Partnership’s income or gains (if any) even though the Partnership does not intend to make any distributions.  There are no tax benefits of an investment in the Partnership.

15.10. Limited Liability
Limited Partners invest in the Partnership with limited liability and, except when they participate in the conduct of the business of the Partnership, cannot lose more than the amount of their investment and share of Partnership profits.

(a) Risks
An investment in the Partnership is speculative and involves a high degree of risk. The Partnership is a specialized investment intended only for sophisticated investors capable of evaluating the merits and risks of the limited partnership interests of the Partnership (the “Interests”).  See “Risk Factors.”

The Offering

Plan of Distribution; Subscription ARTICLEXVI Procedure
The Partnership is offering Interests as of the effective time of the Merger and thereafter as of the first business day of each calendar month in the discretion of the General Partner, and the offering of Interests will continue until terminated in the discretion of the General Partner. The minimum capital contribution (“Capital Contribution”) for investors other than those investors that received their Interests via the Merger (for which there is no minimum) is U.S. $500,000 (subject to waiver by the General Partner in its discretion).

Additional Capital Contributions may be made in increments of U.S. $10,000 (subject to waiver by the General Partner in its discretion). Capital Contributions must be made in cash, unless the General Partner consents to an in kind Capital Contribution.

The Partnership offers two classes (each, a “Class”) of Interests, namely Class A Interests and Class B Interests.  The two Classes are identical except that Class B Interests do not bear Management Fees.  All investors admitted to the Partnership as Limited Partners will receive Class A Interests unless otherwise designated by the General Partner in its sole discretion. Class B Interests are generally intended for officers and employees of the General Partner and its affiliates, and for investment funds and clients that compensate the General Partner outside the Partnership.

To subscribe for an Interest, a prospective investor must complete and execute the Subscription Documents (in the form attached hereto as appendix b) and return them to the General Partner.  Subscription funds must be sent by check or wire transfer to the Partnership’s account per the General Partner’s instructions.  Any interest earned on accepted subscriptions prior to the relevant closing date will be credited to the Partnership.

The Interests are sold directly by the General Partner. The Partnership may also engage one or more selling agents, who would be compensated by the General Partner. No selling commissions are payable by investors.

Capital Accounts
The Partnership shall maintain an account (“Capital Account”) for each Limited Partner that is credited with the Limited Partner’s Capital Contributions and allocable share of the Partnership’s profits and debited with any distributions (including withdrawal payments) and allocable share of Partnership losses. The Partnership shall maintain a separate Capital Account for the General Partner.

Eligibility to Invest	The Interests are offered only to U.S. investors who qualify as “accredited investors” under U.S. Securities and Exchange Commission (“SEC”) Regulation D. See “Eligibility to Invest.”

Fees and Expenses

Management Fee
The Partnership pays to the General Partner an annual management fee of 1.00% (the “Management Fee”) based on the Capital Account balances of the Class A Limited Partners.  The Management Fee is accrued and paid on a monthly basis promptly after the first day of each month. No Management Fee is payable by Class B Limited Partners.

Investment and Operating Expenses
The Partnership bears all expenses related to its investment and trading activities, including brokerage commissions, “bid-asked” spreads, mark-ups and other transactional charges, custodial and clearing fees and withholding taxes (if any).  The Partnership pays its routine expenses, including legal, auditing and accounting expenses; expenses associated with the preparation, printing and mailing of the Partnership’s financial statements, books and records and reports, tax returns and Schedule K-1s; taxes and similar amounts; fees and expenses of the Partnership’s partnership representative; and any extraordinary expenses (e.g., litigation or indemnification expenses).

The Partnership paid directly or reimbursed the General Partner for the payment of expenses incurred in connection with organization of the Partnership. Such expenses are expected to be amortized over sixty calendar months from the commencement of operations. The General Partner will accelerate the amortization of such expenses if the Partnership is liquidated or ceases operations prior to completing such amortization.

The General Partner and its Affiliates shall be entitled to reimbursement from the Partnership for all amounts expended by any of them for Partnership expenses. The Partnership does not bear any of the General Partner’s overhead costs including, but not limited to, rent, salaries of personnel and related expenses.

Liquidity

16.2. Withdrawals
Subject to the caveats noted below, a Class A Limited Partner may not withdraw all or any portion of its Capital Account(s) in the Partnership until the first calendar quarter-end falling on or after the twelve-month anniversary of the related Capital Contribution to such Capital Account.  Thereafter, withdrawals by a Class A Limited Partner may be made on a quarterly basis at each calendar quarter-end.  Class B Limited Partners may withdraw capital at any calendar quarter-end. Withdrawals require thirty days’ prior written notice to the General Partner and may be satisfied via cash or in kind.

In the event that a Class A Limited Partner requests the withdrawal of all or a portion of its Capital Account prior to the first calendar quarter-end falling on or after the twelve-month anniversary of the related Capital Contribution to such Capital Account, the General Partner may in its discretion accept or reject such request.  If such request is accepted, the General Partner may in its discretion require the Limited Partner to pay a withdrawal fee to the Partnership in an amount equal to 2% of the amount withdrawn.

Notwithstanding the foregoing, a Limited Partner that elected to invest in the Partnership and received an Interest as a result of the Merger will not be subject to the foregoing twelve month holding period requirement with respect to the Capital Account balance immediately after the Merger and any earnings thereon. Further, any Limited Partner that elected to be cashed out in connection with the Merger shall, if deemed to invest in the Partnership in relation to the Merger, be immediately and automatically withdrawn as of the commencement of operations of the Partnership so shall not be subject to any holding period or withdrawal notice requirement and will not participate in any gains, losses or expenses of the Partnership.

The General Partner may postpone withdrawals in certain circumstances.

The General Partner may make withdrawals from its Capital Account at any time.  See “Summary of the Partnership Agreement — Withdrawal of Interests.”

Transfers	Interests may be transferred only with the prior written consent of the General Partner and compliance with all applicable securities laws.

Distributions	The General Partner does not anticipate making distributions to the Limited Partners but may make distributions to Limited Partners in its discretion.

ELIGIBILITY TO INVEST

A NUMBER OF POTENTIALLY MATERIAL POINTS RELEVANT TO A DECISION TO INVEST IN THE PARTNERSHIP HAVE BEEN TREATED IN SUMMARY FORM ONLY IN THIS MEMORANDUM IN RELIANCE ON THE FINANCIAL SOPHISTICATION AND KNOWLEDGE OF PROSPECTIVE INVESTORS. PROSPECTIVE INVESTORS WHO ARE NOT CAPABLE OF EVALUATING THE RISKS AND MERITS OF AN INVESTMENT IN THE PARTNERSHIP SHOULD NOT CONSIDER PURCHASING, AND ARE NOT ELIGIBLE TO PURCHASE, AN INTEREST.

The Interests are being offered on a private basis under SEC Regulation D only to “accredited investors,” as defined thereunder.  Included within the definition of “accredited investor” are investors who fall within any of the following categories:

(i)  any natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, at the time such person’s purchase exceeds $1,000,000 (excluding the value of such person’s primary residence).  “Net worth” for this purpose means the fair market value of your total assets less your total liabilities; provided, that: (i) you must exclude the value of your primary residence as an asset; and (ii) you may generally exclude the amount of indebtedness secured by your primary residence as a liability except that you must deduct as liabilities (A) the amount by which such indebtedness exceeds the fair market value of your primary residence; and (B) the amount of any such indebtedness incurred within the 60 days preceding the subscription date (other than as a result of the acquisition of your primary residence);

 (ii)  any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of $300,000 in each of the two most recent years and has a reasonable expectation of reaching the same income level in the current year;

(iii)   any natural person who holds, in good standing, any of the following positions:

(A)	General Securities Representative (Series 7)

(B)	; Private Securities Offering Represenattive of a FINRA member firm (Series 82);

(C)	Investment Adviseor Representative (Series 65); or

(D)	Other SEC-Approved Professiontal Cerfication, Designation or Credetial.

(iii)  any bank or savings and loan association as defined in the U.S. Securities Act of 1933, as amended (the “Securities Act”), whether acting in its individual or fiduciary capacity;

(iv)   any broker or dealer registered pursuant to the U.S. Securities Exchange Act of 1934, as amended;

(v)   An investment adviser registered under Section 203 of the Advisers Act registered as such under the laws of a state, or relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Advisers Act;

(vi)   An investment company registered under the Company Act;

(vii)  any insurance company as defined in the Securities Act;

(viii) a corporation, Massachusetts or similar business trust, or partnership or limited liability company, not formed for the specific purpose of acquiring Interests, with total assets in excess of $5,000,000;

(ix)  any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Interests, whose purchase is directed by a sophisticated person as described in SEC Rule 506(b)(2)(ii) under Regulation D;

(x) An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the decision to invest in the Partnership was made by a plan fiduciary (as defined in Section 3(21) of ERISA), which is either a bank, savings and loan association, insurance company or registered investment adviser.

(xi) An employee benefit plan within the meaning of ERISA that is not a “self-directed” plan and has total assets in excess of $5,000,000.

(xii) A self-directed plan directed by a participant who is an accredited investor. The General Partner, in its sole discretion, may require each such participant to complete a Purchaser Suitability Questionnaire.

(xiii) An individual retirement account whose beneficiary thereof is an accredited investor (i.e., an individual with a net worth of at least $1 million5 or a net income in each of the last two years and expected for the current year of at least $200,000 (or $300,000 with spouse or spousal equivalent)).  The General Partner, in its sole discretion, may require each such beneficiary to complete a Purchaser Suitability Questionnaire.

(xiv) An organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), was not formed for the specific purpose of acquiring the securities offered and has total assets in excess of $5,000,000.

(xv) A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees and has total assets in excess of $5,000,000.

5 “Net worth” for this purpose means the fair market value of your total assets less your total liabilities; provided, that: (i) you must exclude the value of your primary residence as an asset; and (ii) you may generally exclude the amount of indebtedness secured by your primary residence as a liability except that you must deduct as liabilities (A) the amount by which such indebtedness exceeds the fair market value of your primary residence; and (B) the amount of any such indebtedness incurred within the 60 days preceding the subscription date (other than as a result of the acquisition of your primary residence).

(xvi)  A “family office”23 that has total assets under management in excess of $5 million, that was not formed for the specific purpose of acquiring an Interest and whose investment in the Interest is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

(xvii)  A “family client”24 of a family office and whose prospective investment in the Fund is directed by a representative of that family office with the knowledge and experience described above

(xviii)  any entity in which all of the equity owners are accredited investors.

The foregoing standards are regulatory minimums only.  It is anticipated that substantially all investors in and offerees of the Interests will significantly exceed these minimum standards.  Although there is no absolute ceiling on the percentage of an investor’s liquid assets which may be invested in the Partnership, the General Partner urges all prospective investors to consider the risks and limited liquidity of an investment in the Partnership in determining the amount which is suitable for them to invest in the Interests.

The Partnership has not registered as an “investment company” under the Company Act by reason of the provisions of Section 3(c)(1) thereof, which excludes from the definition of “investment company” any issuer whose outstanding securities (other than short-term paper) are beneficially owned by not more than 100 persons.  In order for the Partnership to continue to be so excluded, investors that are not natural persons must satisfy, among other things, the following restrictions:  (i) it was not formed for the purpose of investing in the Partnership, nor did or will the shareholders, partners, members, beneficiaries, equity owners, grantors, beneficiaries or other natural or legal constituents, as the case may be (collectively, the “Constituents”), of the investor contribute additional capital for the purpose of purchasing an Interest; (ii)  its investment in the Partnership is not and will not be allocated to the accounts only of certain of the Constituents of the investor (other than as required by law or regulation); (iii) its proposed investment in the Partnership, together with amounts previously invested in the Partnership, if any, constitutes less than 40% of the investor’s total assets; (iv)  it is not aware of any facts or circumstances presently existing or contemplated which, under federal or state law relating to securities, investment companies or investment advisers, would result in any Constituent of the investor being treated as an offeree or purchaser of an investment in the Partnership; and (v) if the investor is subscribing to purchase an Interest in excess of 10% of the aggregate capital commitments made to the Partnership, the investor is not itself an “investment company” under the Company Act or an entity excluded from the definition of “investment company” under the Company Act solely by reason of Section 3(c)(1) or Section 3(c)(7) of the Company Act.

23 A “family office” is a company (including its directors, partners, members, managers, trustees and employees acting within the scope of their position or employment) that:  (i) has no clients other than family clients as defined below (although, if a person that is not a family client becomes a client of the family office as a result of the death of a family member or key employee or other involuntary transfer from a family member or key employee, that person will be deemed to be a family client for one year following the completion of the transfer of legal title to the assets resulting from the involuntary event); (ii) is wholly owned by “family clients” and is exclusively controlled (directly or indirectly) by one or more family members and/or family entities; and (iii) does not hold itself out to the public as an investment adviser.

24 A “family client” is:  (i) any family member; (ii) any former family member; (iii) any key employee; (iv) any former key employee, provided that upon the end of such individual’s employment by the family office, the former key employee shall not receive investment advice from the family office (or invest additional assets with a family office-advised trust, foundation or entity) other than with respect to assets advised (directly or indirectly) by the family office immediately prior to the end of such individual’s employment, except that a former key employee shall be permitted to receive investment advice from the family office with respect to additional investments that the former key employee was contractually obligated to make, and that relate to a family-office advised investment existing, in each case prior to the time the person became a former key employee; (v) any non-profit organization, charitable foundation, charitable trust (including charitable lead trusts and charitable remainder trusts whose only current beneficiaries are other family clients and charitable or non-profit organizations), or other charitable organization, in each case for which all the funding such foundation, trust or organization holds came exclusively from one or more other family clients; (vi) any estate of a family member, former family member, key employee, or, subject to the condition contained in item (iv) of this section, former key employee; (vii) any irrevocable trust in which one or more other family clients are the only current beneficiaries; (viii) any irrevocable trust funded exclusively by one or more other family clients in which other family clients and non-profit organizations, charitable foundations, charitable trusts, or other charitable organizations are the only current beneficiaries; (ix) any revocable trust of which one or more other family clients are the sole grantor; (x) any trust of which:  each trustee or other person authorized to make decisions with respect to the trust is a key employee; and each settlor or other person who has contributed assets to the trust is a key employee or the key employee’s current and/or former spouse or spousal equivalent who, at the time of contribution, holds a joint, community property, or other similar shared ownership interest with the key employee; or (xi) any company wholly owned (directly or indirectly) exclusively by, and operated for the sole benefit of, one or more other family clients; provided that if any such entity is a pooled investment vehicle, it is excepted from the definition of “investment company” under the Company Act.

THE INTERESTS ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK.  THE GENERAL PARTNER RESERVES THE RIGHT TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART.

OPERATION OF THE PARTNERSHIP

Investment Objective

The Partnership’s investment objective is to realize long-term growth, current income and the preservation of capital.  The Partnership pursues this objective primarily through investing in a portfolio of convertible securities.  The convertible strategy focuses primarily on opportunities in the United States, although the Partnership may also invest abroad.

Convertible securities include convertible bonds, convertible preferred stocks, warrants, options, and similar financial instruments that may be exchanged at the holder’s option into a predetermined number of the issuer’s (or another party’s) shares of common stock.  The convertible securities held by the Partnership may be publicly or privately issued by U.S. or non-U.S. companies, may be U.S. dollar or non-U.S. dollar denominated, and may be investment grade or non-investment grade.

The Partnership’s goal is to achieve stock market-like returns over the long-term with reduced volatility. The Partnership is an appropriate investment only for sophisticated investors who can accept fluctuations in principal value and limited liquidity.

The Partnership’s investment objective will not be changed without the approval of a majority (based on Capital Account balances) of the Partnership’s Limited Partners.

Investment Strategy and Policies

Investment Process.  The General Partner utilizes a proprietary valuation model designed to identify statistically undervalued convertible securities with attractive risk/reward characteristics.  The investment process generally does not rely on economic, interest rate or stock market forecasts, fundamental or technical analysis, or market timing. To a lesser degree, the General Partner may consider market trends, industry group strengths, reported transactions of insiders and major shareholders, advice of investment specialists and other sources of information.

Convertible Securities.  A properly selected convertible security offers the ability to participate in a substantial portion of the underlying common stock’s advances while being sheltered from a significant portion of its declines. In addition, a convertible security generally provides a current yield in excess of the yield for the underlying common stock.  A successfully managed diversified portfolio of convertible securities can achieve the long-term returns associated with stock portfolios with reduced volatility, while generating a current yield.

With regard to the portion of the Partnership’s portfolio that consists of securities that may carry a credit rating (e.g., preferred stock, convertible bonds and other fixed income securities), the Partnership currently intends for at least 80% of such securities to have an investment grade average credit rating (based on the weighted average credit rating of the securities in the Partnership’s portfolio).  Investment grade securities generally include those rated BBB- or better by Standard & Poors, Baa3 or better by Moody’s Investor Services or a comparable rating by another Nationally Recognized Statistical Rating Organization (“NRSRO”). The weighted average credit rating is determined by rating each fixed income and preferred equity security on the basis of the highest rating of an NRSRO or, if a security is not rated, the credit rating assigned to the security in the good faith judgment of the General Partner.  The remaining portion of the Partnership’s fixed income and preferred equity securities may be invested in lower rated and special situation convertible securities.  These securities typically have a low investment premium (i.e., generally, the convertible is trading within 20% of its estimated value without the conversion feature) and/or a high conversion premium (i.e., generally, the convertible is trading at a price that is 50% higher than the value of the shares that would be received upon conversion).  A convertible in this group has typically experienced substantial declines in its underlying stock price resulting in a rapid rise in conversion premium, which greatly reduces the equity sensitivity of the convertible and often calls the credit quality of the issue into question.  While most traditional convertible securities investors focus on convertibles with a higher degree of equity sensitivity than exists with these securities, the General Partner believes that these securities present a unique opportunity to achieve superior risk adjusted returns in an inefficient segment of the convertible securities market.  This group of convertibles could include distressed securities that are in default or the issuers of which are in bankruptcy.

Other Permitted Securities.  The Partnership is authorized to invest in other financial instruments including, without limitation, common stocks, preferred stocks, bonds, notes, swaps and other derivatives.  These securities may be publicly or privately issued by domestic or foreign companies, may be U.S. dollar or non-U.S. dollar denominated and may be non-investment grade.  It is currently expected that the Partnership’s investment in these other securities and derivatives will generally not exceed 15% of the gross assets of the Partnership (but the Partnership’s investments in such other securities and derivatives may exceed such level in certain circumstances).  However, the Partnership’s use of commodity interests regulated by the CFTC will be limited as described in CFTC regulation 4.13(a)(3) and the Partnership is not a vehicle for trading commodity interests.

The Partnership is also authorized to enter into short sales, which are usually made only with regard to the underlying stock of a convertible security held by the Partnership (i.e., a hedged position).  In addition, the Partnership may hold other assets as a result of a security being subject to a restructuring, reorganization, recapitalization or similar transaction.  Although it is intended for the Partnership, in general, to be fully invested, the Partnership may invest available cash in money market funds, bank deposits, government securities and other short-term fixed income instruments until appropriate investment opportunities arise.

Diversification.  Although the Partnership is not intended as a complete investment program and diversification is not a fundamental policy, the Partnership intends to invest its assets under most circumstances in a manner designed to maintain a well-diversified portfolio.

Leverage. The Partnership will not utilize margin or any other borrowing facilities to leverage the Partnership’s portfolio, although certain derivative contracts utilized by the Partnership may have inherent leverage.

Currency Risk.  The General Partner may attempt to hedge currency exchange risk associated with non-U.S. dollar denominated securities using currency forward contracts and other means to the extent and in the manner the General Partner deems practicable.  No attempt will be made to hedge all such risks.  There is no assurance that these hedging transactions will be successful or that such hedging transactions will not themselves generate losses.

Interest Rate Risk.  The General Partner does not currently intend to hedge interest rate risks associated with fixed-income securities, although it may do so in the future using interest rate swaps, short sales and other means.  If the General Partner hedges interest rate risk, no attempt will be made to hedge all such risk and there is no assurance that these hedging transactions will be successful or that such hedging transactions will not themselves generate losses.

Distressed Securities.  In the event that the Partnership holds a bond or other financial instrument that is either in default or issued by a company that is in financial distress, the General Partner will, on a case by case basis, make a good faith determination as to whether it is in the Partnership’s best interest to continue to hold the position or to dispose of the position.

Derivatives. The Partnership may use derivative instruments, including without limitation, option contracts, swap agreements and forward contracts, and derivative techniques, such as synthetic short sales, for various hedging purposes. The use of such instruments and techniques may result in leveraging the assets of the Partnership and expose the Partnership to significant risks, including, without limitation: (i) the risk that interest rates, securities prices or currency markets will not move in the direction anticipated; (ii) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (iii) closing out certain hedged positions, which may lead to adverse tax consequences; (iv) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (v) leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than the initial investment in that instrument (in some cases, the potential loss is unlimited); and (vi) particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the Partnership in a worse position than if it had not entered into the position

General.  Certain details of the Partnership’s investment strategy are by necessity proprietary and confidential. In addition, the General Partner may modify and revise its investment strategy from time to time. Therefore, the description of the current investment strategy in this Memorandum is general in nature and not intended to be exhaustive.

THE PARTNERSHIP IS A HIGHLY SPECULATIVE INVESTMENT AND IS NOT INTENDED AS A COMPLETE INVESTMENT PROGRAM.  IT IS DESIGNED ONLY FOR SOPHISTICATED PERSONS WHO CAN BEAR THE ECONOMIC RISK OF THE LOSS OF THEIR INVESTMENT IN THE PARTNERSHIP AND WHO HAVE A LIMITED NEED FOR LIQUIDITY IN THEIR INVESTMENT.  THERE CAN BE NO ASSURANCE THAT THE PARTNERSHIP WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

The General Partner

Zazove Associates, L.L.C., a Delaware limited liability company, is the Partnership’s general partner and investment adviser.  The General Partner has full control over the management and operation of the Partnership and has the power to pursue the Partnership’s investment objectives.  The General Partner is registered with the SEC as an investment adviser, although such registration does not indicate that the SEC has approved the General Partner or the Partnership.  The General Partner is not registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator with respect to the Partnership in reliance on CFTC Regulation 4.13(a)(3). The General Partner manages investment portfolios for a diverse group of clients, including insurance companies, registered and private investment companies, individuals, corporate trusts, investment partnerships, foundations and public and private pensions.  The General Partner is the successor to Zazove Associates, Inc., which was organized in 1989 to carry on the investment management business of Dr. Earl Zazove begun in 1971.  The General Partner is not affiliated with any brokerage firm or other financial institution.  The General Partner specializes in the management of convertible securities.

Gene T. Pretti of 1001 Tahoe Boulevard Incline Village, Nevada 89451, United States of America is the General Partner’s key executive and majority equity holder.  Mr. Pretti has been the General Partner’s (and its predecessor’s) Chief Executive Officer and Chief Investment Officer since 1989.  Prior to acquiring the General Partner, he worked in the Chicago and New York offices of the First Boston Corporation, where he specialized in institutional portfolio sales from August 1985 to October 1989.  He also has served as an analyst with CUNA Mutual Insurance Co. and Robert W. Baird & Co.  Mr. Pretti received his M.B.A. from the University of Wisconsin with an emphasis on Security Analysis and Portfolio Management.

  Steven M. Kleiman of 520 Lake Cook Road, Suite 178, Deerfield, IL 60015, United States of America is the General Counsel and Executive Partner of the General Partner.  He earned his J.D. from the UCLA School of Law where he graduated with highest honors.  He received certification as a certified public accountant in 1983.  Prior to joining the General Partner in 1994, Mr. Kleiman was a partner at the international law firm of McDermott, Will & Emery.  Mr. Kleiman practiced law with Skadden, Arps, Slate, Meagher & Flom prior to becoming a partner of McDermott, Will & Emery.

Information regarding the past performance of the Partnership and the General Partner’s other accounts is available to prospective investors upon request.  Past performance is not necessarily indicative of future results.

Brokerage Arrangements

The General Partner is responsible for selecting brokers, dealers and banks (collectively, “Brokers”) for the Partnership’s portfolio transactions.  In selecting Brokers, the General Partner seeks the best overall terms available.  The General Partner may take into consideration a number of factors, including the breadth of the market in the security, the price of the security, the reliability, financial condition and execution capability of the Broker, brokerage and research services, reasonableness of the commission and such other factors as the General Partner deems necessary.  Accordingly, transactions will not always be executed at the lowest available commission.  The General Partner may execute brokerage transactions for the Partnership through Brokers who also provide the General Partner with “brokerage and research services,” as defined in Section 28(e)(3) of the U.S. Securities Exchange Act of 1934, as amended.  Commissions paid to such Brokers may be in excess of the amount of commissions another Broker would charge for the same transaction.  Before effecting any such transaction, the General Partner will determine in good faith that the amount of such commission is reasonable in relation to the value of the brokerage and research services provided by such Broker, viewed in terms of both that particular transaction and the General Partner’s overall responsibilities to all of its clients.  The brokerage and research services will consist of a wide variety of information useful to the General Partner and to all or some of the General Partner’s clients.  The research and brokerage services may include, among other things, post trade matching services, research reports on companies, industries or securities; economic and financial data; stock quotations; portfolio analysis software; financial or economic publications not targeted to a wide audience and related services.  Research furnished by Brokers may benefit all or only some of the General Partner’s clients, including the Partnership, and could be used in connection with accounts other than those that generated the commission to the Brokers providing the services. Purchasing brokerage and research services with client brokerage commissions provides a benefit to the General Partner, which does not have to produce or pay for the research, products or services.  As a result, the General Partner may have an incentive to select a Broker based on its interest in receiving brokerage and research services, rather than on the Partnership’s interest in receiving most favorable execution.

The General Partner engages in the practice of placing aggregate orders for the purchase or sale of securities on behalf of its clients, which could include the Partnership.  It is often the case that larger principal transactions can be executed at more favorable prices than multiple smaller orders.  In addition, larger broker transactions may often be executed at lower commission costs on a per-dollar basis than multiple small orders.  In all cases in which an aggregate order to purchase or sell securities is placed by the General Partner, each account that participates in the aggregated order will participate at the average price and all transactions costs will be shared pro rata.  The General Partner will act in good faith in the allocation of an aggregated order among the General Partner’s accounts (including the Partnership) such that no account is favored over any other account.

The Partnership’s securities are held in custody with UMB Bank, N.A..  The General Partner may add or change custodians or clearing brokers at any time.

SUMMARY OF THE PARTNERSHIP AGREEMENT

The following summary of the Partnership Agreement discusses only certain specific provisions of the Partnership Agreement, does not purport to be complete, and is qualified in its entirety by the Partnership Agreement attached as Annex A.

General Partner

Zazove Associates, L.L.C. is the sole general partner of the Partnership.  The General Partner is responsible for the supervision of the business and affairs of the Partnership.  The General Partner may be removed with or without cause by a Majority Interest of the Limited Partners who are not employees, principals or otherwise Affiliates of the General Partner.  The removal of the General Partner will trigger the dissolution and winding-up of the Partnership.

General Partner

Zazove Associates, L.L.C., a Delaware limited liability company, is the Partnership’s investment adviser and directs the Partnership’s trading and investment activities.  The General Partner’s authority is set out in the Partnership Agreement rather than a separate investment advisory agreement because the General Partner performs its services in its capacity as General Partner.

Exculpation; Indemnification

The General Partner will not be liable to the Partnership or any Limited Partner for any action taken or omitted to be taken in good faith and with the belief that such action or omission is in the best interest of the Partnership, so long as such action or omission is not in material violation of the Partnership Agreement and does not constitute fraud, gross negligence or willful misconduct.  In addition, in the absence of fraud, gross negligence or willful misconduct by the General Partner, the General Partner will not be liable to the Partnership or any Limited Partner for any action or omission of any employee, broker, bank or agent of the Partnership.

The General Partner, its Affiliates and their respective current and former members, officers and employees (each, a “General Partner Party”) are entitled to be indemnified by the Partnership for any action taken, or omitted from being taken, by any of them on behalf of the Partnership if such action or omission was for a purpose believed to be in the best interests of the Partnership and did not constitute willful misconduct, fraud, bad faith or gross negligence or material violation of the Partnership Agreement.  The Partnership shall advance payments asserted by any General Partner Party to be due pending a final determination of whether such indemnification is, in fact, due; provided such party agrees in writing to return any amounts so advanced (without interest) in the event such indemnification is determined not to be due.  The foregoing exculpation and indemnity provisions shall not constitute a waiver of any rights of the Partnership or any Limited Partner against any General Partner Party under the U.S. Federal securities laws, which in certain cases impose liability on parties which act in good faith.

Distributions

The Partnership does not intend to make current distributions to the Limited Partners , but the General Partner has the right to do so at its discretion.  Distributions shall be made in cash or securities as determined by the General Partner to the Partners in proportion to their respective Capital Account balances in the relevant Class immediately prior to any such distribution.

Capital Accounts

A Limited Partner’s economic interest in the Partnership is determined through the maintenance of Capital Accounts.  The Partnership maintains a Capital Account for each Limited Partner, which is credited with the Limited Partner’s invested capital and such Capital Account’s allocable share of the Partnership’s profits and debited with any distributions (including withdrawal payments) to the Limited Partner and such Capital Account’s allocable share of the Partnership’s losses.

Liability of a Limited Partner; Obligation to Return Amounts

A Limited Partner, as a limited partner of the Partnership, will have no personal liability for the payment, satisfaction or discharge of any debt, liability or obligation of the Partnership, except if a Limited Partner participates in the business of the Partnership and holds himself out as a general partner to third parties.  A Limited Partner will be liable only to make its Capital Contribution and will not be required to lend any funds to the Partnership or, after its Capital Contribution shall have been paid, to make any further Capital Contributions.  A Limited Partner may under certain circumstances be required to return to the Partnership, for the benefit of Partnership creditors, amounts previously distributed to it as a return of capital.  In addition, in the sole and absolute discretion of the General Partner, a Limited Partner may be required to return to the Partnership amounts previously distributed to it to the extent of such Limited Partner’s share of any liabilities arising out of events occurring in any month in which the Limited Partner was a Partner (determined in accordance with such Partner’s Capital Account for such month).

If the General Partner determines that, upon conclusion of the Partnership’s audit for a fiscal year in which a Limited Partner’s withdrawal proceeds were paid, such payment was in excess of the value that should have been paid to such Limited Partner by a material amount as determined in the General Partner’s sole discretion, the General Partner may require such Limited Partner to promptly return such excess to the Partnership and, if so required, the relevant Limited Partner shall upon demand by the General Partner promptly return such excess to the Partnership.  Conversely, if the Partnership determines that the amount paid to such Limited Partner was less than such Limited Partner should have received by a material amount as determined in the General Partner’s sole discretion, the Partnership will pay the shortfall to such Limited Partner.  Such payments will generally be paid without interest.

Management Fee

The General Partner receives an annual fee equal to 1.00% of the Capital Accounts of the Class A Limited Partners.  The fee is accrued and paid on a monthly basis (1/12 of 1% per month) promptly after the first day of each month. The General Partner, in its discretion, may waive all or any portion of the Management Fee in respect of any Class A Limited Partner without entitling any other investor to a waiver or modification.  No Management Fee is payable by Class B Limited Partners.

Expenses

The Partnership bears all expenses related to its investment and trading activities, including brokerage commissions, “bid-asked” spreads, mark-ups and other transactional charges, custodial and clearing fees and withholding taxes (if any).  The Partnership pays its routine expenses, including legal, auditing and accounting expenses; expenses associated with the preparation, printing and mailing of the Partnership’s financial statements, books and records and reports, tax returns and Schedule K-1s; expenses associated with the acquisition, holding and disposition of securities and other assets including, but not limited to, brokerage commissions, spreads, discounts, interest expense, commitment fees, due diligence expenses, valuation fees, insurance costs, taxes and similar amounts and all charges of depositories, custodians and other agencies for the safekeeping and servicing of securities and other assets; governmental and filing fees; fees and expenses of the Partnership’s partnership representative; and any extraordinary expenses (e.g., litigation or indemnification expenses).  Expenses relating to a specific Class will be allocated to such Class and general Partnership expenses shall be allocated pro rata among all Classes based on their respective Partners’ Capital Account balances. The General Partner and its Affiliates shall be entitled to reimbursement from the relevant Class for all amounts expended by any of them for such Class.

The Partnership paid directly or reimbursed the General Partner for the payment of expenses incurred in connection with the organization of the Partnership.  Such expenses are expected to be amortized over sixty calendar months from the commencement of the Partnership’s operations.  The General Partner will also accelerate the amortization of such expenses if the Partnership ceases operations or is liquidated prior to completing such amortization.

The Partnership does not reimburse the General Partner or its Affiliates for any general overhead expenses, including, but not limited to, rent, salaries of personnel and related expenses.  Expenses incurred in connection with the ongoing offering of Interests in the Partnership shall be borne by the General Partner.

There is no sales or transaction fee imposed on the purchase of an Interest.  The Partnership generally has the right to charge a 2% fee for withdrawals of Interests held for less than twelve months .  Otherwise, there is no fee imposed upon a withdrawal of Interests.  See “— Withdrawal of Interests” below.

Allocation of Profit and Loss

At the close of each month, the Partnership’s net profit or loss for the month, which includes unrealized gains and losses, is allocated to the Partners in accordance with their Capital Account balances as of the first day of the month.

New Issues

Pursuant to Rules 5130 and 5131 of the Financial Industry Regulatory Authority, Inc., certain persons are restricted from participating in the gains and losses attributable to the purchase and sale of initial public offerings of equity securities (“new issues”).  Limited Partners deemed to be restricted will receive no or only a limited allocation of the gains and losses attributable to new issues and shall be compensated with interest based on the Partnership’s cost of funds for the use of their capital in purchasing new issues to the extent they do not participate in appreciation or depreciation from such new issues.

Books and Records

The General Partner keeps the books and records of the Partnership, which are open to examination by the Limited Partners or their representatives during normal business hours for any noncommercial, equitable purpose; provided, however, that each Limited Partner agrees that it will not disclose (and will require its representative to forebear from disclosing) to third parties any information of a proprietary nature which is obtained upon any such inspection.

The General Partner provides each Limited Partner with a monthly report that summarizes the general performance of the Partnership and indicates the balance of the Limited Partner’s Capital Account(s) at the end of the month within 30 days of such month end.

Within 90 days after the close of each year, the General Partner will provide each Limited Partner with a copy of the Partnership’s financial statements that will be audited at the end of such year by a nationally recognized firm of independent certified public accountants.  Deloitte & Touche LLP, currently serves as the Partnership’s certified public accountant.  The annual report shall include, among other things, a Statement of Changes in Partners’ Capital.

After the close of each year, the General Partner will distribute to the Limited Partners all information regarding the Partnership necessary for Limited Partners’ Federal and state tax returns.  It is anticipated that such information will be provided within 90 days after the close of each year, although extenuating circumstances could exist that delay the Partnership’s distribution of such information.

Reserves

The General Partner may, in its sole and absolute discretion, establish such reserves for unknown or unfixed liabilities or contingencies as the General Partner may reasonably deem advisable. For purposes of determining the amount of the Partnership’s liabilities, the General Partner may, in its sole and absolute discretion, treat estimates of expenses that are incurred on a regular or recurring basis over yearly or other periods as accruing in equal proportions over any such period.  In addition, the General Partner may, in its sole and absolute discretion, treat any liability or expenditure which becomes fixed or is incurred in a month subsequent to the month to which such liability or expenditure relates as either (i) arising in the month in which the liability becomes fixed or the expenditure is made; or (ii) arising in the prior month, in which case such liability or expenditure shall be charged to persons who were Partners during such prior month (whether or not such persons are Partners during the month in which the liability is fixed or the expenditure is incurred) in accordance with their respective Capital Accounts for such prior month, and the Partnership may collect amounts previously distributed to such persons.

Special Allocations

The General Partner may, but shall have no obligation to, designate one or more of the Partnership’s assets attributable to any Class as generating increases and/or decreases in net asset value or designate one or more items of income, expense or deduction (including items of net income or net loss) which shall be specially allocated, in whole or in part, among the Capital Accounts of Limited Partners in a manner other than pro rata in accordance with their respective Capital Accounts within a Class if the General Partner believes that it is necessary for legal, tax or other considerations.

The General Partner may, but shall have no obligation to, cause a Class of the Partnership to compensate a Limited Partner not permitted to participate, in whole or in part, in a special allocation.

Transfer of Interests

Limited Partners may transfer all or a portion of their Interests, including transfers between affiliated companies, only with the prior written consent of the General Partner, which may be withheld in the sole discretion of the General Partner.  Any purported transfer of all or a portion of an Interest without the General Partner’s prior written consent is null and void.

Withdrawal of Interests

Subject to the caveats noted below, Class A Limited Partner may not withdraw all or a portion of its Capital Account until the first calendar quarter-end falling on or after the twelve-month anniversary of the related Capital Contribution to such Capital Account (e.g., if a Limited Partner contributes capital on March 1, he cannot withdraw that capital, or any appreciation in respect of such capital, prior to March 31 of the following year), unless the General Partner consents in its sole discretion to an earlier withdrawal.  Thereafter, a Class A Limited Partner may request a withdrawal of all or a portion of its Capital Account as of any calendar quarter-end by submitting a written request to the General Partner.  Class B Limited Partners may withdraw capital at any calendar quarter-end.

In the event that a Class A Limited Partner requests the withdrawal of all or a portion of its Capital Account prior to the first calendar quarter-end falling on or after the twelve-month anniversary of the related Capital Contribution to such Capital Account, the General Partner, in its discretion, may accept or reject such request.  If such request is accepted, the General Partner may in its discretion require the Limited Partner to pay a withdrawal fee to the Partnership in an amount equal to 2% of the amount withdrawn.

Notwithstanding the foregoing, a Limited Partner that elected to invest in the Partnership and received an Interest as a result of the Merger will not be subject to the foregoing twelve month holding period requirement with respect to the Capital Account balance immediately after the Merger and any earnings thereon. Further, any Limited Partner that elected to be cashed out in connection with the Merger shall, if deemed to invest in the Partnership in relation to the Merger, be immediately and automatically withdrawn as of the commencement of operations of the Partnership so shall not be subject to any holding period or withdrawal notice requirement and will not participate in any gains, losses or expenses of the Partnership.

If a Limited Partner makes capital contributions on multiple dates, each such contribution will be tracked separately on a first-in, first-out basis for purposes of determining whether a withdrawal charge is applicable to a withdrawal of such contribution and any appreciation in respect thereof.

Notwithstanding the foregoing, a Limited Partner that elected to invest in the Partnership and received an Interest as a result of the Merger will not be subject to the foregoing twelve month holding period requirement with respect to the Capital Account balance immediately after the Merger and any earnings thereon.

The form of such written request shall be as from time to time prescribed by the General Partner (the “Request for Withdrawal”). Withdrawals require thirty (30) days’ prior written notice to the General Partner.  Requests for Withdrawal received after 4:00 p.m. (Pacific time) shall be deemed to have been received on the next business day.  The General Partner may also in its discretion permit withdrawals on shorter notice or at other dates.  The effective date of withdrawal is referred to as the “Withdrawal Date.” A Request for Withdrawal may not be withdrawn, except with the written consent of the General Partner.

Withdrawal payments normally will be remitted within twenty (20) days following the Withdrawal Date without interest from the period from the Withdrawal Date to the payment date.  Following the Withdrawal Date, a withdrawing Limited Partner, to the extent of the Capital Account balance being withdrawn, shall have no interest in the Partnership, except as an unsecured creditor until paid, and will no longer share in any profits or losses, unrealized or realized, generated by the Partnership with respect thereto.  No interest will be paid with respect to any amount paid to any Partner on a withdrawal.

The General Partner, in its sole discretion, may waive or modify the conditions relating to its withdrawal or the withdrawals for Limited Partners that are members, employees or affiliates of the General Partner, relatives of such persons, and for certain other investors, without entitling any other investor to a waiver or modification.

All payments to a Partner by reason of the Partner’s partial or complete withdrawal from the Partnership or, by reason of mandatory withdrawals as provided herein, may be made in cash or in kind in the General Partner’s sole discretion.

Mandatory Withdrawal

The General Partner may, in its discretion upon at least five days’ written notice, require a Limited Partner to withdraw all or any portion of its Capital Account at any time.

Postponement of Withdrawals

The General Partner has the right, whether in connection with a withdrawal by a Limited Partner or otherwise, to accelerate, delay or postpone, in whole or in part, any withdrawal if either (i) the New York Stock Exchange or any other market in which the securities owned by the Partnership are traded is closed other than customary weekend or holiday closings, or trading in such market is restricted, (ii) an emergency exists as a result of which disposal by the Partnership of its securities is not reasonably practicable or (iii) the General Partner believes that the investment positions of the Partnership would be adversely affected by honoring the withdrawal request.

Term of the Partnership; Winding-Up

The Partnership will terminate upon  a determination by the General Partner to terminate the Partnership, or the withdrawal, removal, dissolution, or bankruptcy of the General Partner (unless the Limited Partners elect to continue the Partnership and appoint a new general partner) or any other event requiring the dissolution of the Partnership under applicable law.  Upon dissolution of the Partnership, the Partnership will wind up its affairs and be liquidated.  The Partnership’s assets will be liquidated in an orderly manner, profits and losses will be allocated among the Partners and, after payment to the Partnership’s creditors, liquidation proceeds will be distributed to the Partners in proportion to their respective Capital Account balances for each relevant Class.

Confidentiality

Limited Partners must keep all non-public information concerning the Partnership and the General Partner confidential; provided that Limited Partners may share confidential information with members of their immediate family and their professional advisors.

Valuation of Securities

The fair market value of the Partnership’s securities (including long and short positions) and other assets are determined by the General Partner as of the close of each month as follows.  If a security or other asset is listed on a recognized exchange, it is valued at the last sale price or the average of the highest current independent bid and lowest current independent offer for the security or other asset if there is not a reported transaction in the security or other asset on that day.  If a security or other asset is traded over-the-counter (“OTC”), it is valued at the average of the highest current independent bid and lowest current independent offer reported upon the closing of trading on that day or the value is based on dealer quotes provided by the counterparty to the transaction.  If the market for a security or other asset exists predominantly through a limited number of market makers, the General Partner obtains the bid and offer for the security or other asset made by at least two market makers in the security or other asset.  The security or other asset then is valued at the mid-point of the quote that, under the circumstances and in the good faith judgment of the General Partner, represents the fair value of the security or other asset.  Notwithstanding the foregoing, upon a good faith determination by the General Partner that the application of such rules does not properly reflect a security’s or other asset’s fair market value, then such security or other asset shall be valued at fair value as determined in good faith by the General Partner on the basis of all relevant facts and circumstances.  All records with regards to valuation shall be retained by the Partnership.  All determinations of values by the General Partner shall be final and conclusive as to all Partners.  With respect to securities or other assets denominated in currencies other than the U.S. dollar, the value of such securities or other assets shall be converted to U.S. dollars upon the close of each month by utilizing the spot currency exchange rate as set forth by Bloomberg Financial Services (or such other source deemed appropriate by the General Partner).

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could impact the Partnership’s net asset value and the General Partner’s allocation of net profits if the General Partner’s judgments regarding appropriate valuations should prove incorrect.  Absent bad faith or manifest error, the General Partner’s valuation determinations will be conclusive and binding on all Limited Partners, and in any event may not be challenged after the next annual audit.

Amendments

The General Partner has the authority to amend the Partnership Agreement without the approval of the Limited Partners; provided, however, that the Partnership Agreement may not be amended without the unanimous prior written consent of all of the affected Limited Partners if the effect of the amendment would be to (a) convert the Partnership to a general partnership, (b) increase the liability of a Limited Partner, or (c) reduce the Capital Account balance of any Limited Partner.  Further, no amendment may be made to (a) alter the Partnership’s investment objectives or purpose; (b) alter the rights of the Limited Partners as a class so as to affect them adversely without the prior written consent of the General Partner and a majority (based on Capital Account balances) of the Limited Partners; or (c) amend the provision of the Partnership Agreement relating to amendments.  For purposes of obtaining consent to a proposed amendment, the General Partner may require a response within a specified reasonable time (which shall not be less than fifteen (15) days) and failure to respond shall constitute a vote or consent in accordance with the General Partner’s recommendation as to the proposed amendment.  Notwithstanding the foregoing, the General Partner may amend the Partnership Agreement without consent if the Limited Partners have an opportunity to withdraw in full prior to the effective date of the amendment and receive at least 15 days’ prior notice.

Power of Attorney

Each Limited Partner, by execution of the Partnership Agreement, a counterpart of the Partnership Agreement or a subscription agreement pursuant to which such Limited Partner agrees to be bound by the terms of the Partnership Agreement, appoints the General Partner as its attorney-in-fact to make, execute, sign and file permitted amendments to the Partnership Agreement and applicable governmental, regulatory, and other official filings.

No Ownership of Zazove Intellectual Property

Neither the Partnership nor any Limited Partner (in such Limited Partner’s capacity as a limited partner) shall have, in the absence of a written agreement with the General Partner or its designee(s) to the contrary, any title to or right to use the name “Zazove,” or any derivative thereof or any trademark used in connection with the name “Zazove,” which name shall be deemed, for all purposes, as between the Partnership and the General Partner, to be the exclusive intellectual property of the General Partner and its Affiliates.

RISK FACTORS

The discussion set forth below of the various risks associated with an investment in the Partnership is not intended to be a complete explanation of the risks involved in an investment in the Partnership.  The discussion does, however, summarize the principal risks that should be considered before investing in the Partnership.  Prospective investors should read this entire Memorandum and consult with their own legal, tax, financial and other advisers before deciding whether to invest.  In addition, as the investment program of the Partnership may change over time, an investment in the Partnership may be subject to risk factors not described in this Memorandum and, perhaps, not yet known as of the date of this Memorandum.

The Partnership is speculative and involves significant risks, including the following.

Loss of Capital

An investor in the Partnership may lose all or substantially all of its investment in the Partnership.

Uncertain Value of Past Performance Records

There has been considerable concern expressed in the United States over the high degree of non-correlation that some studies have found to exist between the past performance records included in investment fund offering documents and the actual performance of the funds when they began operating.  Consequently, prospective investors must carefully consider the fact that PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS in determining whether to invest in the Partnership.

Investment Risks

Various external factors can affect the Partnership’s ability to achieve its goals, including, among other things, real and perceived economic conditions, business trends, world affairs and other factors outside the control of the General Partner.  In addition, the value of the Partnership’s securities may be adversely affected by changes in prevailing interest rates and changes in the real or perceived credit risk associated with a particular issuer.

The success of the Partnership depends, in part, on the ability of the General Partner to understand and react appropriately to changing markets.  All investments in securities involve a risk of loss, and no guaranty or representation can be made that the Partnership’s activities will result in profits or that capital invested will not be lost.  Capital could be lost as a result of errors in judgment by the General Partner.

Convertible securities investing is extremely competitive.  The Partnership competes with a large number of firms, many of which have substantially greater financial resources, larger research staffs and more securities traders than are available to the Partnership.

Convertible Debt

The pricing of convertible debt involves an option component not present in non-convertible debt securities.  In addition, convertible debt often has complex conversion, call and other material business terms.  Because of such pricing complexities, the General Partner or the models it utilizes may not accurately identify under-valued convertible debt securities.

Many issuers of convertible securities are in uncertain financial condition.  Well-established companies tend to issue conventional, not convertible, debt.  The General Partner expects that a significant portion of the Partnership’s convertible securities will either carry a rating of less than BBB- by Standard & Poor’s Corporation or Baa3 by Moody’s Investor Service (i.e., non-investment grade securities) or not be rated by the major credit-rating agencies.  Investments of this type may involve substantial financial and business risks, which are often heightened by an inability to obtain reliable information about the issuers.  The value of these securities tends to be more volatile than that of convertible securities with investment-grade credit ratings.

Side Letter Agreements

The General Partner may, in its sole discretion, establish side letter agreements with certain investors establishing terms that differ from those contained herein, provided that the General Partner does not believe doing so would materially adversely affect any other Limited Partner.  Terms granted to such certain investors may include, but are not limited to:  preferential fee and and/or expense terms; transfer rights to Affiliates; a commitment not to compulsorily withdraw the investor except in certain specified circumstances; most favored nation clauses; tailored notification and reporting rights; and terms relating to investor’s specific legal, regulatory and tax requirements.

Non-U.S. Securities

The Partnership may invest on a global basis.  In doing so, the Partnership will be subject to, among other risks: (i) currency exchange risk; (ii) the possible imposition of withholding, income or excise taxes; (iii) the absence of uniform accounting, auditing and financial reporting standards and practices, higher transaction costs, less rigorous disclosure requirements, little or potentially biased government supervision and regulation, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations; and (iv) economic and political risks, including expropriation, exchange controls and restrictions on foreign investment and repatriation of capital.

Dodd-Frank Wall Street Reform and Consumer Protection Act

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) established a comprehensive framework for the regulation of markets, market participants and financial instruments that were previously unregulated and substantially alters the regulation of many other markets, market participants and financial instruments.  It is difficult to predict the ultimate impact of Dodd-Frank on the Partnership, the General Partner and the markets in which they trade and invest; however, as the regulations implementing Dodd-Frank and related legislation are now becoming effective, their restrictive effect on market activity is becoming apparent.  Dodd-Frank could impact the manner in which the Partnership implements certain investment strategies in which the Partnership engages or may have otherwise engaged.  Dodd-Frank and regulations adopted pursuant to Dodd-Frank could have a material adverse impact on the profit potential of the Partnership.  See also “Regulation of Over-the-Counter Derivatives Markets” below.

Market Disruptions; Governmental Intervention

The global financial markets have in the past gone through pervasive and fundamental disruptions that have led to extensive and unprecedented governmental intervention.  Such intervention has in certain cases been implemented on an “emergency” basis, suddenly and substantially eliminating market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions.  In addition — as one would expect given the complexities of the financial markets and the limited time frame within which governments have felt compelled to take action — these interventions have typically been unclear in scope and application, resulting in confusion and uncertainty which in itself has been materially detrimental to the efficient functioning of the markets as well as previously successful investment strategies.

The Partnership may incur major losses in the event of disrupted markets and other extraordinary events in which historical pricing relationships (on which the General Partner bases a number of its trading positions) become materially distorted.  The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving.  The financing available to the Partnership from its banks, dealers and other counterparties is typically reduced in disrupted markets.  Such a reduction may result in substantial losses to the Partnership.  Market disruptions may from time to time cause dramatic losses for the Partnership, and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

Currency Hedging

Currency hedging, if undertaken, will likely be implemented through short sales or currency forward contracts which are traded on a principal-to-principal basis and thus are subject to illiquidity risk and the risk of counterparty default.  Currency hedging is designed to reduce, not eliminate, currency risk, and there can be no assurance that any such hedging activities will be successful.  Currency hedging also entails significant costs.

Emerging Market Investing

The Partnership may invest a portion of its assets in government and corporate securities, currencies and related instruments in emerging markets.  The value of emerging market investments may be drastically affected by political developments in the country of issuance.  In addition, the existing governments in the relevant countries could take actions that could have a negative impact on the Partnership.

The economies of many emerging market countries are still in the early stages of modern development and are subject to abrupt and unexpected change.  In many cases, governments retain a high degree of direct control over the economy and may take actions having sudden and widespread effects.  Additionally, government regulation of financial markets and issuers may be lax, resulting in opportunities for fraud.  Also, many emerging market country economies have a high dependence on a small group of markets or even a single market.

Emerging market countries tend to have periods of high inflation and high interest rates as well as substantial volatility in interest rates.  The value of emerging market debt can be expected to be extremely sensitive to changes in interest rates worldwide and, in particular, in the country of the relevant issuer.

Emerging market debt issuers and their obligations are not generally rated by any credit rating agency, and a significant proportion of such issuers and obligations would likely fall in the lowest rating category if they were rated.

In certain cases, the structures used to make trades in emerging market securities and currencies may be complex, entail significant counterparty exposure and/or involve legal uncertainty under local law.  In addition, the Partnership’s investment opportunities in certain emerging markets may be restricted by legal limits on foreign investors in local securities.

Risk of Natural Disasters, Epidemics, Pandemics and Terrorist Attacks.

Countries and regions in which the Partnership invests, where the General Partner has offices or where the Partnership or the General Partner otherwise do business are susceptible to natural disasters (e.g., fire, flood, earthquake, storm and hurricane) and epidemics, pandemics (e.g., COVID-19) or other outbreaks of serious contagious diseases.  The occurrence of a natural disaster, epidemic or pandemic could adversely affect and severely disrupt the business operations, economies and financial markets of many countries (even beyond the site of the natural disaster or epidemic) and could adversely affect the Partnership’s investment programs or the General Partner’s ability to do business.  The impact of infectious diseases on the health of the General Partner’s employees could materially disrupt the General Partner’s business activities and negatively affect the General Partner’s ability to effectively monitor and manage the Partnership’s portfolio and operate the Partnership in general.  Infectious diseases or other public health crises can result in volatility in financial markets, which may disrupt historical pricing relationships or trends that the General Partner’s strategies and models are based on, resulting in substantial and sudden losses to the Partnership.  This risk of loss can be compounded by the fact that in disrupted markets positions may become illiquid and financing might become unavailable.  Volatility may also make it more difficult or costly to rebalance portfolios or keep them within investment guidelines or targets.

In addition, terrorist attacks, or the fear of or the precautions taken in anticipation of such attacks, could, directly or indirectly, materially and adversely affect certain industries in which the Partnership invests or could affect the countries and regions in which the Partnership invests, where the General Partner has offices or where the Partnership or the General Partner otherwise do business.  Other acts of war (e.g., war, actual or threatened invasion, acts of foreign enemies, hostilities and insurrection, regardless of whether war is declared) could also have a material adverse impact on the financial condition of industries or countries in which the Partnership invests

Counterparty and Custody Risk

When the Partnership invests in options, swaps, derivative or synthetic instruments, forward contracts, or other over-the-counter transactions, the Partnership takes a credit risk with regard to parties with whom it trades and also bears the risk of settlement default.  These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries.  Transactions entered directly between two counterparties may not benefit from such protections and expose the parties to the risk of counterparty default.

In addition, there are risks involved in dealing with the custodians or brokers who settle Partnership trades.  Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Partnership, and hence the Partnership may be exposed to a credit risk with regard to such parties.  In some jurisdictions, the Partnership may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker.  Further, there may be practical or time problems associated with enforcing the Partnership’s rights to its assets in the case of an insolvency of any such party.

While Dodd-Frank is intended to bring more stability and lower counterparty risk to derivatives markets by requiring central clearing of certain standardized derivatives trades, not all of the Partnership’s trades will be subject to a clearing requirement because the trades are grandfathered or because they are bespoke, or because they are within a class that is not currently subject to mandatory clearing.  Furthermore, it is yet to be seen whether Dodd-Frank will be effective in reducing counterparty risk or if such risk may actually increase as a result of market uncertainty, mutuality of loss to clearinghouse members, or other reasons.

Significant losses incurred by many funds in relation to the bankruptcy and/or administration of Lehman Brothers Holdings, MF Global and their affiliates illustrate the risks incurred in both derivatives trading and custody/brokerage arrangements.

Leverage

The Partnership will not utilize margin or any other borrowing facilities to leverage the Partnership’s portfolio, although certain derivative contracts utilized by the Partnership may have inherent leverage. Losses incurred on leveraged investments increase in direct proportion to the degree of leverage employed.

Short Sales

The Partnership may sell securities short in implementing its trading strategies.  A short sale is effected by selling a security which the Partnership does not own, or selling a security which the Partnership owns but which it does not deliver upon consummation of the sale.  In order to make delivery to the buyer of a security sold short, the Partnership must borrow the security.  In so doing, it incurs the obligation to replace that security, whatever its price may be, at the time it is required to deliver it to the lender.  The Partnership must also pay to the lender of the security any dividends or interest payable on the security during the borrowing period and may have to pay a premium to borrow the security.  This obligation must, unless the Partnership then owns or has the right to obtain, without payment, securities identical to those sold short, be collateralized by a deposit of cash or marketable securities with the lender.  Short selling is subject to a theoretically unlimited risk of loss because there is no limit on how much the price of a security may appreciate before the short position is closed out.  There can be no assurance that the security necessary to cover the short position will be available for purchase by the Partnership, although the Partnership will generally only be entering into a short sale as a hedged position against a portfolio holding.  In addition, purchasing securities to close out the short position can itself cause the price of the relevant securities to rise further, thereby increasing the loss incurred by the Partnership.  Furthermore, the Partnership may prematurely be forced to close out a short position if a counterparty from which the Partnership borrowed securities demands their return, resulting in a loss on what might otherwise have been a profitable position.

Securities exchanges have imposed various forms of ongoing and potential trading limitations and may impose additional restrictions in the future.  Many of these limitations become effective only after market declines, or increases in market volatility, above a certain level, but any of these limitations could, in unusual circumstances, materially adversely affect the Partnership.

EU Short Selling Regulation

Regulation (EU) No 236/2012 on Short Selling and Certain Aspects of Credit Default Swaps (as supplemented by Commission Delegated Regulations 918/2012, 919/2012, 826/2012 and Commission Implementing Regulation 827/2012) (the “SSR”) applies directly (i.e., without national implementation) in all member states of the European Union (the “EU”).  The SSR imposes certain private and public disclosure obligations on all natural or legal persons, irrespective of regulatory status, located inside or outside the EU, who have net short positions (as calculated in accordance with the SSR) in EU listed shares and EU sovereign debt, which reach or fall below the specified thresholds.  The SSR also contains prohibitions on uncovered short sales of EU listed shares and EU sovereign debt (a short sale is “uncovered” unless the specified conditions under the SSR are met for such short sale).  In addition, the SSR prohibits uncovered positions in credit default swaps (“CDS”) referencing EU sovereign debt issuers.  National regulators, and in certain circumstances the European Securities and Markets Authority (“ESMA”), are able to take certain additional emergency measures (including complete bans on short-selling activities) if certain conditions are met.  The SSR may prevent the General Partner from fully expressing negative views in relation to EU listed shares and/or EU sovereign debt and may also restrict the ability of the General Partner to hedge certain risks through EU sovereign CDS.  Accordingly, the ability of the General Partner to implement the investment approach and to fulfill the investment objective of the Fund may be constrained.  For the purposes of this provision, “EU listed shares” means shares admitted to trading on a regulated market or multilateral-trading facility (as defined in MiFID) in the EU, unless the principal trading venue (as determined by the relevant national regulator) for the relevant shares is located in a country outside the EU; “EU sovereign debt” means debt instruments issued by an EU sovereign issuer (which includes EU institutions, governments of EU member states and certain international institutions established by two or more EU member states); and “MiFID” means Directive 2014/65/EU on Markets in Financial Instruments..  The UK has equivalent rules that apply to UK listed shares, UK sovereign debt and UK sovereign CDS, mutatis mutandis (“UK SSR”), since the SSR has been retained as UK law by the European Union (Withdrawal) Act 2018.  Accordingly, the UK SSR may prevent the General Partner from fully expressing negative views in relation to UK listed shares and/or UK sovereign debt and may also restrict the ability of the General Partner to hedge certain risks through UK sovereign CDS.

Derivatives

The Partnership may use derivative instruments, including without limitation, option contracts, swap agreements and forward contracts, and derivative techniques, such as synthetic short sales, for various hedging purposes.  The use of such instruments and techniques may result in leveraging the assets of the Partnership and expose the Partnership to significant risks, including, without limitation: (i) the risk that interest rates, securities prices or currency markets will not move in the direction anticipated; (ii) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (iii) closing out certain hedged positions, which may lead to adverse tax consequences; (iv) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (v) leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than the initial investment in that instrument (in some cases, the potential loss is unlimited); and (vi) particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the Partnership in a worse position than if it had not entered into the position.

Swaps

The Partnership may enter into swap transactions involving or relating to interest rates, credit risks, securities, indices, prices or other items.  A swap transaction is an individually negotiated, non-standardized agreement between two parties to exchange cash flows (and sometimes principal amounts) measured by different interest rates, indices or prices, with payments generally calculated by reference to a principal (“notional”) amount or quantity.    Speculative position limits are not applicable to swap transactions, although the counterparties with which the Partnership deals may limit the size or duration of positions available to the Partnership as a consequence of credit considerations.  Participants in the swap markets are not required to make continuous markets in the swap contracts they trade.

Credit Default Swaps

The Partnership may also enter into credit derivative swap contracts.  The typical CDS contract requires the seller to pay to the buyer, in the event that a particular reference entity experiences specified credit events, the difference between the notional amount of the contract and the value of a portfolio of securities issued by the reference entity that the buyer delivers to the seller.  In return, the buyer agrees to make periodic and/or upfront payments equal to a fixed percentage of the notional amount of the contract.  The Partnership may also purchase or sell CDSs on a basket of reference entities or an index.  In circumstances in which the Partnership is the CDS buyer and does not own the debt securities that are deliverable under a CDS, the Partnership is exposed to the risk that deliverable securities will not be available in the market, or will be available only at unfavorable prices, as would be the case in a so-called “short squeeze.”  While the CDS market auction protocols reduce this risk, it is still possible that an auction will not be organized or will not be successful.  In certain instances of issuer defaults or restructurings (for those CDSs for which restructuring is specified as a credit event), it has been unclear under the standard industry documentation for CDSs whether or not a “credit event” triggering the seller’s payment obligation had occurred.  The creation of the ISDA Credit Derivatives Determinations Committee in April 2009 was intended to reduce this uncertainty and create uniformity across the market, although it is possible that the ISDA Credit Derivatives Determinations Committee will not be able to reach a resolution or do so on a timely basis.  In either of these cases, the Partnership would not be able to realize the full value of the CDS upon a default by the reference entity.  As a seller of CDSs, the Partnership incurs leveraged exposure to the credit of the reference entity and is subject to many of the same risks it would incur if it were holding debt securities issued by the reference entity.  However, the Partnership will not have any legal recourse against the reference entity and will not benefit from any collateral securing the reference entity’s debt obligations.  In addition, the CDS buyer will have broad discretion to select which of the reference entity’s debt obligations to deliver to the Partnership following a credit event and will likely choose the obligations with the lowest market value in order to maximize the payment obligations of the Partnership.  Given the recent sharp increases in volume of CDS trading in the market, settlement of such contracts may also be delayed beyond the time frame originally anticipated by counterparties.  Such delays may adversely impact the Partnership’s ability to otherwise productively deploy any capital that is committed with respect to such contracts.

The regulation of CDS transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.  Events during recent years (including market volatility and disruptions and the bankruptcy, failure, improper practices and adverse financial results of certain financial institutions, trading firms and private investment funds) focused attention on the need for firms engaging in the trading of CDS to maintain adequate risk controls and compliance procedures, and caused heightened scrutiny of CDS transactions by the regulators and by the U.S. Congress.  Dodd-Frank imposes substantial new regulation on all OTC derivatives markets in the United States, including the market for CDS, and parties, including the Partnership, that are active in these markets.  Regulators and legislative bodies outside the United States have also brought increased scrutiny to these markets and have focused particular attention on CDS.  New regulations adopted under Dodd-Frank seek to increase the transparency of these markets by requiring exchange-trading, clearing and reporting of many types of OTC derivative trades.  The regulators will also have enhanced tools to monitor trading in these markets in real time.

These regulations may dramatically increase the cost of entering into CDS trades and may significantly limit market liquidity for certain types of CDS trades.  Any regulations that restrict the ability of the Partnership to buy, or broker-dealers and counterparties to sell, CDS in connection with the Partnership’s activities or that subject the Partnership to additional regulation could significantly adversely impact the Partnership.

Regulation of Over-the-Counter Derivatives Markets

Dodd-Frank includes provisions that comprehensively regulate the OTC derivatives markets.  Dodd-Frank mandates that a substantial portion of OTC derivatives must be executed in regulated markets and be submitted for clearing to regulated clearinghouses.  OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as mandated by the CFTC, SEC and/or federal prudential regulators.  OTC derivatives dealers also typically demand the unilateral ability to increase the Partnership’s collateral requirements for cleared OTC trades beyond any regulatory and clearinghouse minimums.  The CFTC has also imposed margin requirements on non-cleared OTC derivatives and new requirements that apply to the holding of customer collateral by OTC derivatives dealers.  These requirements may increase the amount of collateral the Partnership is required to provide and the costs associated with providing it.  OTC derivative dealers also are required to post margin to the clearinghouses through which they clear their customers’ trades instead of using such margin in their operations, as was widely permitted before Dodd-Frank.  This has increased and will continue to increase the OTC derivative dealers’ costs, and these increased costs are generally passed through to other market participants in the form of higher upfront and mark-to-market margin, less favorable trade pricing, and the imposition of new or increased fees, including clearing account maintenance fees.

With respect to cleared OTC derivatives, the Partnership will not face a clearinghouse directly but rather will do so through an OTC derivatives dealer that is registered with the CFTC or SEC and that acts as a clearing member.  The Partnership may face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member.  Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.

The CFTC also now requires certain derivative transactions that were previously executed on a bi-lateral basis in the OTC markets to be executed through a regulated futures, or swap exchange or execution facility.  The SEC is also expected to impose similar requirements on certain security-based derivatives in the near future, though it is not yet clear when these parallel SEC requirements will go into effect. Such requirements may make it more difficult and costly for investment funds, including the Partnership, to enter into highly tailored or customized transactions.  They may also render certain strategies in which the Partnership might otherwise engage impossible or so costly that they will no longer be economical to implement.  If the Partnership decides to execute derivatives transactions through such exchanges or execution facilities — and especially if it decides to become a direct member of one or more of these exchanges or execution facilities — the Partnership would be subject to the rules of the exchange or execution facility, which would bring additional risks and liabilities, and potential requirements under applicable regulations and under rules of the relevant exchange or execution facility.

OTC derivative dealers are now required to register with the CFTC and will ultimately be required to register with the SEC.  Registered swap dealers are also subject to minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens.  These requirements further increase the overall costs for OTC derivative dealers, which costs may be passed along to market participants as market changes continue to be implemented.  The overall impact of Dodd-Frank on the Partnership remains highly uncertain and it is unclear how the OTC derivatives markets will adapt to this new regulatory regime, along with additional, sometimes overlapping, regulatory requirements imposed by non-U.S. regulators.

MiFID II

The EU Markets in Financial Instruments Directive (Directive 2014/65/EU) and Markets in Financial Instruments Regulation (Regulation (EU) No 600/2014) (together, “MiFID II”) governs the provision of investment services and activities in relation to, as well as the organized trading of, financial instruments such as shares, bonds, units in collective investment schemes and derivatives.  MiFID II was required to be implemented in EU member states from January 3, 2018.  Although the Partnership is not organized in the EU, and is not authorized or regulated by any EU member state financial services regulator, certain aspects of MiFID II may have an impact on the Partnership.

MiFID II imposes certain restrictions as to the trading of shares and derivatives, which could apply to transactions made by or with the Partnership.  Subject to certain conditions and exceptions, the Partnership may be unable to trade shares or derivatives with affected counterparties other than as provided by MiFID II. MiFID II also applies position limits to the size of a net position that a person can hold at all times in commodity derivatives traded on EU trading venues and in “economically equivalent” OTC derivatives.

More generally, EU-regulated firms that have trading relationships with the Partnership may be obliged by MiFID II to impose certain requirements on the Partnership, or they may seek to do so contractually, with a view to satisfying their own compliance obligations.  It is difficult to predict the full impact of MiFID II on the Partnership.  Prospective investors should also be aware that there may be costs (whether direct or indirect) of compliance with MiFID II.

The UK has equivalent rules to those in MiFID II.  Accordingly, although the Partnership is not organized in the UK, and is not authorized or regulated by the UK FCA, similar consequences to those discussed above would arise when trading with or through UK regulated firms and/or holding positions in commodity derivatives traded on UK trading venues and in economically equivalent OTC derivatives.

European Market Infrastructure Regulation

The European Market Infrastructure Regulation (Regulation (EU) No 648/2012) (“EMIR”) introduced certain requirements in respect of derivative contracts, which apply primarily to “financial counterparties” (“FCs”) such as EU authorized investment firms and AIFs as well as non-EU AIFs which are managed by AIFMs authorized under AIFMD. EMIR also applies to “non-financial counterparties” (“NFCs”) which are entities established in the EU which are not FCs. NFCs whose transactions in OTC derivative contracts exceed EMIR’s prescribed clearing thresholds (“NFC+s”) are generally subject to more stringent requirements under EMIR than NFCs whose transactions in OTC derivative contracts do not exceed such clearing thresholds (“NFC-s”). Additionally, amendments made to EMIR in 2019 introduced relief from central clearing requirements for those FCs which do not exceed prescribed clearing thresholds (“FC-s”).

Broadly, EMIR’s requirements which apply to derivative users in respect of derivative contracts include: (i) mandatory clearing of OTC derivative contracts declared subject to the clearing obligation; (ii) risk mitigation techniques in respect of uncleared OTC derivative contracts, including the bilateral exchange of collateral; and (iii) reporting and record-keeping requirements in respect of all derivative contracts.

As the Partnership is established outside the EU and is not managed by an AIFM authorized under AIFMD, the Partnership is not directly subject to the requirements of EMIR; however, where the Partnership transacts with in-scope EU counterparties, such counterparties may be required to apply certain provisions of EMIR so that the EU counterparty can fulfil its regulatory obligations and ensure that the transaction is EMIR-compliant.

The EU regulatory framework and legal regime relating to derivatives is set out not only by EMIR but also by MiFID II. In particular, MiFID II requires transactions between FC+s and NFC+s in certain sufficiently liquid OTC derivatives to be executed on a trading venue which meets the requirements of the MiFID II regime (the “Derivatives Trading Obligation” or “DTO”).  This trading obligation will also extend to FC+s and NFC+s which trade with third country counterparties that would be classed as FC+s or NFC+s if they were established in the EU.

Prospective investors should be aware that the costs of complying with the requirements of EMIR and MiFID II could significantly raise the costs of entering into derivative contracts and that EMIR may adversely affect the Partnership’s ability to engage in certain transactions in derivatives.

The UK has equivalent rules to those in EMIR (“UK EMIR”) since EMIR has been retained as UK law by the EUWA and also UK rules equivalent to that of the DTO under MiFID II (“UK DTO”).  As the Partnership is established outside the UK and is not managed by a UK AIFM (as defined in the FCA Handbook), the Partnership is not directly subject to the requirements of UK EMIR or the UK DTO.; however, where the Partnership transacts with in-scope UK counterparties, such counterparties may be required to apply certain provisions of UK EMIR so that the UK counterparty can fulfill its regulatory obligations under UK EMIR and the UK DTO.  As a result, the Partnership may be subject to additional contractual obligations and/or costs that may not otherwise have applied.

Model Risk

The General Partner’s convertible strategies require the use of quantitative valuation models that it has developed over time. As market dynamics (for example, due to changed market conditions and participants) shift over time, a previously successful model often becomes outdated or inaccurate, perhaps without the General Partner recognizing that fact before substantial losses are incurred. There can be no assurance that the General Partner will be successful in continuing to develop and maintain effective quantitative models.

Reliance on Corporate Management and Financial Reporting

In implementing its trading strategy, the Partnership relies on the financial information made available by the issuers in which the Partnership invests.  The General Partner has no ability to independently verify the financial information disseminated by issuers in which the Partnership invests and is dependent upon the integrity of both the management of these issuers and the financial reporting process in general.  Recent events have demonstrated the material losses that investors such as the Partnership can incur as a result of corporate mismanagement, fraud and accounting irregularities.

Liquidity

There is no market for Interests and it is unlikely that a market will develop.  The Partnership Agreement provides that a transfer of Interests, including transfers between affiliated companies, will be permitted only with the prior written consent of the General Partner.  In addition, the Interests have not been registered under the Securities Act and, therefore, cannot be sold unless they are subsequently registered or an exemption from registration is available.

The Partnership Agreement imposes restrictions on a Limited Partner’s ability to withdraw all or a portion of its investment in the Partnership.  Class A Limited Partners may not withdraw capital until the first calendar quarter-end falling on or after the twelve-month anniversary of the Capital Contribution to the relevant Capital Account (with the exception of Interests received in the Merger, which are not subject to the twelve month holding period requirement) and thereafter on a quarterly basis.  Class B Limited Partners may only withdraw capital on a quarterly basis, but are not subject to a lock-up period.  As a result, the Class B Interest liquidity terms are preferential to the Class A Interest liquidity terms and would permit Class B Limited Partners (including Affiliates of the General Partner) to exit the Partnership when certain Class A Limited Partners are not able to do so.  Furthermore, the right to withdraw may be postponed.  See “Summary of the Partnership Agreement — Withdrawal of Interests.”

No Right to Manage

The General Partner shall have exclusive management power over the business and affairs of the Partnership and the authority to do or cause the Partnership to do, through delegation of duties or otherwise, all things deemed necessary and appropriate by the General Partner in connection with or to conduct the business of the Partnership.

The Limited Partners, as limited partners, have no right to take part in the conduct or control of the Partnership’s business and shall have no right or authority to act for or bind the Partnership.

Dependence Upon the General Partner

The operations of the Partnership are substantially dependent upon the skill, judgment and expertise of certain key officers and employees of the General Partner.  In the event of the death, disability or other unavailability of such personnel, the Partnership could be materially and adversely affected.

Cybersecurity

The General Partner, its affiliates, their service providers, counterparties and other market participants on whom the General Partner and/or its affiliates rely increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Partnership and/or Limited Partners, despite the efforts of the General Partner, its affiliates, their service providers, and counterparties on whom the General Partner and/or its affiliates rely to adopt technologies, processes and practices intended to mitigate these risks and protect the security of their computer systems, software, networks and other technology assets, as well as the confidentiality, integrity and availability of information belonging to the Partnership and/or Limited Partners. For example, unauthorized third parties may attempt to improperly access, modify or disrupt the operations of or prevent access to the systems of the General Partner, its affiliates, their service providers and counterparties on whom the General Partner and/or its affiliates rely or data within these systems. Third parties may also attempt to fraudulently induce employees, customers, third-party service providers or other users of systems to disclose sensitive information in order to gain access to the General Partner’s, its affiliates’ or their investors’ data. A successful penetration or circumvention of the security of the General Partner’s or its affiliates’ systems or the systems of their service providers, and counterparties could result in the loss or theft of an investor’s data or funds, the inability to access electronic systems, loss or theft of proprietary information or corporate data, physical damage to a computer or network system or costs associated with system repairs. Such incidents could cause the Partnership, the General Partner, its affiliates, their service providers, and counterparties on whom the General Partner and/or its affiliates rely to incur regulatory penalties, reputational damage, additional compliance costs or financial loss.

Growth in Assets Under Management

It may be difficult, particularly given the highly competitive environment in which the Partnership operates, for the General Partner to be successful if it experiences an environment in which it manages significantly increased amounts of capital.

Suitability of Investment in the Partnership

None of the General Partner or its members makes any representation as to the proper characterization of the Interests for legal investment or other purposes, as to the ability of particular investors to purchase Interests for legal investment or other purposes or as to the ability of particular investors to purchase Interests under applicable investment restrictions. All institutions the activities of which are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult their own legal advisers in determining whether and to what extent the Interests are subject to investment, capital or other restrictions. Without limiting the generality of the foregoing, none of the General Partner or its members makes any representation as to the characterization of the Interests as an investment under any state insurance code or related regulations.

Mandatory Withdrawal

The General Partner may, in its discretion upon at least five days’ written notice, withdraw all or any portion of a Limited Partner’s Capital Account(s) at any time.

Substantial Withdrawals

Substantial withdrawals from the Partnership could require the Partnership to liquidate its positions prematurely in order to fund such withdrawals, which liquidations may result in the Partnership becoming less diverse and/or less liquid resulting in increased portfolio risk.

Absence of Regulatory Oversight

While the Partnership may be considered similar to an investment company, it is not registered as such under the Company Act, in reliance upon an exemption available to privately offered investment companies, and, accordingly, the provisions of the Company Act (which, among other matters, require investment companies to have disinterested directors, require securities held in custody to at all times be individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company and regulate the relationship between the adviser and the investment company) will not be afforded to the Partnership or the Limited Partners.

Notwithstanding the foregoing, Dodd-Frank and the Advisers Act impose certain reporting and recordkeeping requirements on the Partnership.  The costs associated with such compliance may result in certain investment strategies in which the Partnership may have otherwise engaged becoming non-viable or non-economic to implement.

Possibility of Additional Government or Market Regulation

There have recently been certain well-publicized incidents of regulators unexpectedly announcing regulatory changes or interpretations that prohibited strategies that had been implemented in a variety of formats for many years.  For instance, in the last decade the SEC and various non-U.S. regulatory bodies imposed temporary bans on short-selling in a variety of stocks, and adopted permanent regulations that may have the effect of making short-selling more difficult or costly.  These actions were generally regarded as disrupting market fundamentals and causing unexpected and volatile increases in the stock prices of a variety of issuers, as short sellers closed out their positions by buying securities.  Market disruptions like those experienced in the credit-driven equity market collapse in 2008 as well as the dramatic increase in the capital allocated to alternative investment strategies during recent years have led to increased governmental as well as regulatory scrutiny of the “hedge fund” industry in general.  Certain legislation proposing greater regulation of the industry, such as Dodd-Frank, is considered periodically by the U.S. Congress, as well as governing bodies of non-U.S. jurisdictions.  It is difficult to predict what changes in regulation applicable to the Partnership, the General Partner, the markets in which they trade or invest or the counterparties with which they do business may be instituted in the future, in addition to those changes already proposed or adopted in the U.S. and other countries.  Any such regulation could have a material adverse impact on the profit potential of the Partnership, as well as required increased transparency as to the Partnership’s positions and the identity of the Limited Partners.

No Representation

The business terms and structure of the Partnership were not negotiated at arm’s-length, and prospective investors’ interests were not represented in that process.

Valuation Risk; Use of Estimates

The Management Fee, as well as amounts due to Limited Partners upon withdrawal or in connection with distributions, if any, will be based on the valuation of the Partnership’s assets by the General Partner.  As discussed below, such valuation may be determined on the basis of good faith estimates of the value of Partnership assets.

As more fully described above under “Summary of the Partnership Agreement — Valuation of Securities,” the General Partner conducts the monthly determination of the Partnership’s net asset value.  The determination of net asset value is based on the valuation of the individual investments of the Partnership.  However, the General Partner may not be able to make timely and accurate valuations of certain of the Partnership’s investments, such as thinly traded securities and securities for which reliable pricing is not available from exchanges, brokers and other competent third-party pricing sources.  The valuation of such investments will be based on information and sources deemed reliable by the General Partner in its good faith judgment (which may include good faith estimates or the use of internal models) and may not be independently valued or verified by a third party.  As a result of errors or inaccuracies in valuing the Partnership’s investments, there is a risk that any given determination of the net asset value of the Partnership may be overstated or understated.  On an annual basis, net asset value is audited by the Partnership’s independent auditors.  Net asset value calculations of the Partnership may be adjusted following the year-end audit.

Contingent Liabilities

The Partnership Agreement authorizes the General Partner, in its sole and absolute discretion, to establish such reserves for unknown or unfixed liabilities or contingencies as the General Partner may reasonably deem advisable.  The General Partner from time to time may find it necessary, upon withdrawal by a Limited Partner, to set up a reserve for contingent liabilities and withhold a certain portion of the Limited Partner’s withdrawal proceeds until the magnitude of such liability is fully determined (at which time the balance of the withdrawal proceeds remaining after allocation of such liability will be paid to the withdrawing Limited Partner).

Cross-Class Liability

The Partnership’s Classes of Interests will be accounted for separately such that in the ordinary course all assets and liabilities of a Class of Interests shall be reflected in the net asset value of such Class and shall not impact the net asset value of any other Class.  However, the Partnership is a single legal entity and all of the assets of the Partnership are available to meet all the liabilities of the Partnership regardless of the Class to which such assets or liabilities are attributable.  In practice, cross-Class liability will usually only arise where any Class of Interests becomes insolvent and is unable to meet all of its liabilities.  In this case, all of the assets of the Partnership attributable to other Classes of Interests may be applied to cover the liabilities of the insolvent Class of Interests.

Accounting for Uncertainty in Income Taxes

Financial Accounting Standards Board Accounting Standards Codification Topic No. 740, “Income Taxes” (“ASC 740,” in part formerly known as “FIN 48”), provides guidance on the recognition of uncertain tax positions.  ASC 740 prescribes the minimum recognition threshold that a tax position is required to meet before being recognized in an entity’s financial statements.  It also provides guidance on recognition, measurement, classification and interest and penalties with respect to tax positions.  A prospective investor should be aware that, among other things, ASC 740 could have a material adverse effect on the periodic calculations of the net asset value of the Partnership, including reducing the net asset value of the Partnership to reflect reserves for income or other taxes that may be payable by the Partnership.  This could cause benefits or detriments to certain investors, depending upon the timing of their entry and exit from the Partnership.

Possible Feeder Fund

If formed in the future, any feeder funds into the Partnership may have different business terms than the Partnership.

Taxation

The Partnership’s income and gain for each taxable year will be allocated to, and includible in, a Limited Partner’s taxable income whether or not cash or other property is actually distributed. Furthermore, the Partnership does not anticipate that it will make current distributions. Accordingly, each Limited Partner should have alternative sources from which to pay its U.S. federal income tax liability or be prepared to withdraw such amounts from the Partnership.

The Partnership may take positions with respect to certain tax issues that depend on legal conclusions not yet addressed by the courts.  Should any such positions be successfully challenged by the Internal Revenue Service (the “IRS”), a Limited Partner might be found to have a different tax liability for that year than that reported on its U.S. federal income tax return.

In addition, an audit of the Partnership’s U.S. federal income tax information return may result in adjustments to the tax consequences initially reported by the Partnership and may affect items not related to a Limited Partner’s investment in the Partnership.  If audit-related adjustments result in an increase in a Limited Partner’s U.S. federal income tax liability for any year, that Limited Partner may also be liable for interest and penalties with respect to the amount of underpayment.  The legal and accounting costs incurred in connection with any audit of the Partnership’s tax return will be borne by the Partnership.

Absent an election by the Partnership, the Partnership will be required to determine and pay an imputed underpayment of tax (plus interest and penalties) resulting from an adjustment of the Partnership’s items of income, gain, loss, deduction or credit at the Partnership level without the benefit of Limited Partner-level tax items that could otherwise reduce tax due on any adjustment and, where the adjustment reallocates any such item from one Limited Partner to another, without the benefit of any corresponding decrease in any item of income or gain (or increase in any item of deduction, loss or credit).  The cost of any such imputed underpayment of tax (and any interest and penalties) may, in whole or in part, be borne by Limited Partners in the year of adjustment, without any Partnership- or Limited Partner-level tax deduction or credit for the Partnership’s payments, rather than by those who were Limited Partners in the taxable year to which the adjustment relates.

The Partnership may not be able to provide final Schedules K-1 to Limited Partners for any given calendar year until after April 15 of the following year, although it will attempt to provide them as soon as practicable.  Limited Partners should be prepared to obtain extensions of the filing date for their income tax returns at the U.S. federal, state and local level.

Dividend and interest payments on foreign securities may be subject to foreign withholding taxes, which could reduce net proceeds to the Partnership.

The taxation of partnerships and partners is complex.  Potential investors are strongly urged to review the discussion below under “United States Federal Income Tax Considerations” and to consult their own tax advisors.

PROSPECTIVE INVESTORS SHOULD READ THIS ENTIRE MEMORANDUM, AS WELL AS THE PARTNERSHIP AGREEMENT AND THE SUBSCRIPTION AGREEMENT, AND CONSULT THEIR OWN FINANCIAL, LEGAL AND TAX ADVISORS CONCERNING THE CONSEQUENCES OF INVESTING IN THE PARTNERSHIP.

AN INVESTMENT IN THE PARTNERSHIP IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK.  THE INTERESTS ARE SUITABLE ONLY FOR INVESTORS WHO CAN AFFORD TO LOSE ALL OR SUBSTANTIALLY ALL OF THEIR INVESTMENT.

CONFLICTS OF INTEREST

The following inherent and potential conflicts of interest exist in respect of the Partnership.  The Partnership may be subject to future or other actual or potential conflicts of interest in addition to those described herein.

No Independent General Partner

The General Partner controls the Partnership and acts as its investment manager and is eligible to receive substantial remuneration from the Partnership.  The General Partner has an apparent conflict of interest between its fiduciary duty to the Partnership as general partner and its selection of itself to render investment advice to the Partnership.  Prospective investors must recognize that the Partnership was formed specifically as an investment product to be managed by the General Partner, and that the General Partner will not replace itself with any unaffiliated investment adviser even if doing so might be in the Partnership’s best interest.

Compensation

The Management Fee was not negotiated at arm’s-length.  The Management Fee is payable without regard to the overall success of or income earned by the Partnership.  Therefore, the Management Fee may create an incentive on the part of the General Partner to raise or otherwise increase assets under management to a level higher than would be the case if the General Partner were receiving a lower Management Fee.

Management Time; Other Clients; Corporate Opportunity

The General Partner endeavors to act in a manner that it considers fair, reasonable and equitable in allocating investment opportunities to the Partnership, but the Partnership Agreement does not otherwise impose any specific obligations or requirements concerning the General Partner’s allocation of time, effort or investment opportunities to the Partnership or any restrictions on the nature or timing of investments for the account of the Partnership, other accounts or the General Partner’s own account.  The General Partner may have financial or other incentives to favor certain other accounts over the Partnership (e.g., another account pays the General Partner higher fees), but the General Partner intends to treat all accounts (including the Partnership) in a fair, reasonable and equitable manner. From time to time, the Partnership may permit certain investors to acquire Interests in the Partnership on somewhat differing business terms (e.g., fees or liquidity) than others.

The General Partner acts as adviser to other clients and may give advice, and take action, with respect to any of those clients which may differ from the advice given, or the timing or nature of action taken, with respect to the Partnership.  The General Partner shall have no obligation to purchase or sell for the Partnership, or to recommend for purchase or sale by the Partnership, any security which the General Partner, its members or affiliates or their respective employees may purchase or sell for themselves or for any other clients.  The Limited Partners must recognize that transactions in a specific security may not be accomplished for all of the General Partner’s client accounts at the same time or at the same price.

The General Partner shall not be obligated to present any particular investment opportunity to the Partnership even if such opportunity is of a character which, if presented to the Partnership, could be taken by the Partnership, and it shall have the right to take for its own account (individually, as trustee or general partner, or on behalf of any client) or to recommend to other individuals or entities any such particular investment opportunity.

Brokerage Placement Practices

The Partnership’s brokerage placement and order aggregation practices involve certain conflicts of interest.  See “Operation of the Partnership — Brokerage Arrangements.”

Valuation

The General Partner has a conflict of interest in valuing or consulting on the valuation of the Partnership’s assets because valuations directly affect the Management Fee payable to the General Partner.

Personal Trading

The General Partner, as well as the officers and employees of the General Partner, and their respective affiliates, buy and sell securities for their own accounts and/or the accounts of others.  Such proprietary trading may be in competition with the Partnership but should be done in accordance with the General Partner’s code of ethics.  Investors will not be permitted to inspect the records of such proprietary trading.

Cross Trades

So long as the Partnership’s securities are treated as plan assets under ERISA, the Partnership will not enter into “cross trades,” which are the purchase and sale of securities between accounts managed by the General Partner.  If the Partnership’s securities are no longer plan assets, then the Partnership may enter into cross trades when the General Partner believes such transactions are appropriate and in the best interests of the two accounts.  The Partnership will not engage in “principal transactions,” which are trades with the General Partner or its principals.

Limited Partners’ Acknowledgment of Conflicts

The General Partner will discuss the above conflicts of interest with any prospective or existing investor upon request.  These activities and conflicts of interest are explicitly acknowledged and consented to by each Limited Partner in the Subscription Agreement as a necessary condition to the Limited Partner’s admission to the Partnership.  Consent to the foregoing is an integral part of the consideration of each Limited Partner’s being admitted to the Partnership.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of the material United States federal income tax considerations that may be relevant to a United States taxpayer which invests in the Partnership, based upon the Code, judicial decisions and administrative regulations and rulings, all as in effect as of the date hereof and all of which are subject to change.  Since the tax consequences of an investment in the Partnership will vary from investor to investor, depending upon their income tax circumstances, this summary does not attempt to discuss all the federal income tax consequences of such an investment.  This summary does not address tax consequences for non-U.S. investors, which are not eligible to invest in the Partnership (except for non-U.S. funds advised by the General Partner).  THIS SUMMARY DOES NOT PURPORT TO DESCRIBE THE TAX CONSEQUENCES OF ALL INSTRUMENTS IN WHICH THE PARTNERSHIP MAY TRADE OR INVEST, AS SUCH CONSEQUENCES WILL DEPEND ON THE SPECIFIC INSTRUMENTS IN WHICH THE PARTNERSHIP INVESTS.  Prospective investors should not consider the contents of this Memorandum as legal or tax advice and should consult their own tax advisors about the tax consequences of investing in the Partnership.

Classification of the Partnership

The Partnership will be classified as a partnership for federal income tax purposes.  The General Partner has been advised by Sidley Austin LLP that the Partnership is treated as a partnership for federal income tax purposes and not as an association taxable as a corporation.  The General Partner believes that all or substantially all (well over 90%) of the gross income expected to be generated by the Partnership will constitute “qualifying income” for purposes of the Code provisions applicable to “publicly traded partnerships” and has so advised Sidley Austin LLP.  In reliance thereon, Sidley Austin LLP has advised the General Partner that the Partnership will not be subject to tax as a corporation under the provisions applicable to “publicly traded partnerships.”  This conclusion is not binding on the IRS or on any court, and there can be no assurance that the IRS will not assert that the Partnership should be treated as an association taxable as a corporation or as a publicly traded partnership taxable as a corporation.  The Partnership will be required to file a U.S. tax return which will include a Schedule K-1 for each Limited Partner and indicate such Limited Partner’s allocable share of the Partnership’s income or loss.  The following discussion assumes that the Partnership will be treated as a partnership for federal income tax purposes.

Taxation of Partners on Profits or Losses of the Partnership

The Partnership, as a partnership, will not be subject to federal income tax.  Each investor will be required to report on its federal income tax return such investor’s allocable share of the Partnership’s income, gains, losses, deductions, credits and other items for the Partnership’s taxable year ending with or within the investor’s taxable year.  An investor must report its share of Partnership income or gain for a given year whether or not any actual distribu-tion of cash or other property is made to the investor by the Partnership in that year.  Because the Partnership does not intend to make any distributions, it is likely that the tax incurred by an investor with respect to its share of the taxable income of the Partnership for any year will exceed the amount of distributions received by the investor from the Partnership during such year.  The Partnership will not qualify for any deduction from its income that is applicable to certain qualified business income earned by non-corporate taxpayers.

At the end of each taxable year, items of Partnership income, expense, gains, losses and deductions, as determined for federal income tax purposes, will be allocated among the Partners which held Interests in the Partnership during the taxable year.  An investor’s distributive share of such items for federal income tax purposes generally is determined by the allocations made pursuant to the -Partnership Agreement, unless the items so allocated do not have “sub-stantial economic effect” and are not in accordance with the investors’ interests in the Partnership.  Under the Partnership Agreement, allocations are generally made in proportion to investors’ Capital Accounts and therefore either should have substan-tial economic effect or should be in accordance with the Partners’ interests in the Partnership.

Character and Timing of Profits and Losses

The Partnership is likely to recognize a mix of ordinary income and losses and capital gains and losses from its various investments, which may include any or all of the following: gains and losses on the disposition of securities, interest income (including interest income related to the purchase of securities at a market discount or those with original issue discount), dividend income, interest expense, foreign currency gains and losses, swap receipts and payments, gains and losses on other financial instruments, and other items of income and expense.  In general, to the extent the Partnership recognizes various items of income with respect to certain investments, such as interest income and gains on the disposition of a security, such items of income may be offset by various items of loss, if any, recognized by the Partnership with respect to other investments.  However, items of ordinary income may not be offset with capital losses, which generally are deductible only against capital gains.

Gains and losses are generally not taken into account until realized.  However, there are certain financial instruments the gains and losses of which are required to be taken into account on an annual basis, whether or not realized.  In addition, the Partnership may elect to take into account on an annual basis all of the gains and losses on the Partnership’s qualifying investments, in which case such gains and losses would be ordinary rather than capital.  Furthermore, there are a number of special rules under the Code that could materially delay the time at which the Partnership is able to take into account realized losses.  There are also special rules that may affect the time at which any particular Partner is able to take into account realized losses.

The cumulative effect of the rules regarding the character and timing of income, gains and losses is that, for any given taxable period, a Partner may be required to compute its tax liability with respect to its investment in the Partnership based on an amount that exceeds such Partner’s economic income from its investment.

Limitations on Deductibility of Partnership Losses by Investors

The amount of any loss of the Partnership (including capital loss) that an investor is entitled to include on its income tax return is limited to its adjusted tax basis for its Interest as of the end of the Partnership’s taxable year in which such loss occurred.

Generally, an investor’s adjusted tax basis for its Interest is the amount paid for such Interest reduced (but not below zero) by its share of any Partnership distribu-tions, losses and expenses (includ-ing certain expenses of the Partnership which are not properly chargeable to investors’ Capital Accounts and which are not deductible in computing the Partnership’s taxable income) and increased by its share of the Partnership’s income, including gains.

Cash Distributions and Withdrawals

Cash received from the Partnership by an investor as a distribution with respect to its Interest or as a withdrawal of less than all of its Interest generally is not report-able as taxable income by an investor, except as described below.  Rather, such distribution reduces (but not below zero) the total tax basis of the entire Interest held by the investor after the distribution or withdrawal.  Any cash distribution in excess of an investor’s adjusted tax basis for its Interest is taxable to it as gain from the sale or exchange of such Interest.  Because the tax basis of the Interest held by an investor who has not withdrawn all of its interest in the Partnership is not increased on account of its allocable share of the Partnership’s income until the end of the Partnership’s taxable year, distributions during the taxable year could result in taxable gain to such an investor even though no gain would result if the same distributions were made at the end of the taxable year.  Furthermore, the share of the Partnership’s income allocable to such investor at the end of the Partnership’s taxable year would also be includable in the investor’s taxable income and would increase its tax basis in its Interest as of the end of such taxable year.

Assuming a distribution solely of cash, withdrawal of all of an investor’s Interest will result in the recognition of gain or loss for federal income tax purposes.  Such gain or loss will be equal to the difference between the amount of cash received and the investor’s adjusted tax basis for such Interest.  An investor’s adjusted tax basis for its Interest includes for this purpose its distributive share of the Partnership’s income or loss for the year of such withdrawal.

Distributions on Stock

Cash distributions received by the Partnership with respect to stock held by it will be taxable as ordinary income to the extent that the distributing corporation has either current or accum-ulated earnings and profits for tax purposes.  Distributions in excess of the distributing corporation’s current or accumulated earnings and profits will be treated as a return of capital and will reduce the basis in such stock, thus increasing the gain (or decreasing the loss) which may be realized on a sale, redemption or exchange of such stock.  Generally, a distribution paid in stock of the distributing corporation with respect to common stock does not result in the recogni-tion of gross income by the recipient.

Qualified Dividend Income

Qualified dividend income is subject to tax at the rates applicable to adjusted net capital gain, discussed below.  Generally, qualified dividend income is dividends received from U.S. corporations and from certain foreign corporations, including foreign corporations whose shares are listed on an established securities market in the United States.  Qualified dividend income does not include payments “in lieu of” dividends received from stock lending transactions nor dividends received on stock to the extent the taxpayer is obligated to make related payments with respect to substantially similar or related property (e.g., a short sale of such stock).

Treatment of Capital Gains and Losses

The maximum tax rate for non-corporate taxpayers on adjusted net capital gain (as defined below) is 20%.  Adjusted net capital gain is generally the excess of net long-term capital gain over net short-term capital loss.  Net short-term capital gain is subject to tax at the same rates as ordinary income.  Capital losses are deductible by individual taxpayers only to the extent of capital gains for the taxable year plus $3,000.  Losses of non-corporate taxpayers carry forward indefinitely but cannot be carried back to prior taxable years.

Tax on Net Investment Income

Individual taxpayers will generally be subject to a 3.8% tax on the lesser of (i) their “net investment income” for a taxable year or (ii) the excess of their modified adjusted gross income for such taxable year over $200,000 ($250,000 in the case of joint filers).  For these purposes, it is expected that all or a substantial portion of a Limited Partner’s share of interest, dividends, gain and other income derived from the Partnership’s investment and trading activities will be net investment income.  In addition, certain Partnership expenses may not be deducted in calculating a Limited Partner’s net investment income.

No Deduction for Certain Expenses

Non-corporate taxpayers may be unable to deduct their respective shares of certain expenses of the Partnership. Those expenses include investment advisory fees (such as the Management Fee), net payments on certain swaps, and certain other deductions (collectively, “Aggregate Investment Expenses”).

  PROSPECTIVE INVESTORS MUST CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FOREGOING “INVESTMENT ADVISORY FEES” ISSUE, WHICH IS A MATTER OF UNCERTAINTY AND COULD HAVE A MATERIAL IMPACT ON AN INVESTMENT IN THE PARTNERSHIP IN TERMS OF THE TOTAL TAX PAYABLE.

Limitation on Deductibility of Interest on Investment Indebtedness

Interest paid or accrued on indebtedness incurred or continued to purchase or carry property held for invest-ment constitutes “investment interest.”  Interest expense incurred by an investor to acquire or carry an Interest or by the Partnership to acquire investment assets generally will constitute “investment interest.”  Such interest is generally deductible only to the extent it does not exceed net investment income (that is, generally, the excess of (i) gross income from interest, dividends (other than qualified dividend income), rents, and royalties and (ii) certain gains from the disposition of investment property over the expenses (other than interest expense) directly connected with the production of such invest-ment income), which would include a Partner’s share of the Partnership’s investment income and investment expenses.  A non-corporate Partner may elect to treat qualified dividend income and net capital gain from the disposition of investment property as investment income only to the extent such Partner elects to make a corresponding reduction in the amount of qualified dividend income and net capital gain subject to tax at 20%.  Any investment interest expense dis-allowed as a deduction in a taxable year solely by reason of the above limitation is treated as investment interest paid or accrued in the succeed-ing taxable year.

Syndication Expenses

Neither the Partnership nor any Limited Partner is entitled to any deduction for syndication expenses, nor can these expenses be amortized by the Partnership or any Limited Partner.  Any selling commissions paid to placement agents will be characterized as a non-deductible syndication expense.

State and Local Taxes

In addition to the U.S. federal income tax consequences described above, Limited Partners should consider the potential state and local tax consequences of an investment in the Partnership.  Certain of such taxes could, if applicable, have a significant effect on the amount of tax payable in respect of an investment in the Partnership.  Such taxes could include, among others, net income taxes, gross income taxes, gross receipts taxes, franchise and capital taxes, value added taxes, and inheritance taxes.  The state and local tax issues relevant to an investment in the Partnership may arise under various taxing schemes that impose tax on different types of entities (including entities treated as partnerships for U.S. federal income tax purposes), as well as both resident and non-resident individuals.  In general, non-corporate Limited Partners will not be able to deduct state, local and municipal taxes in excess of $10,000 in any taxable year for U.S. federal income tax purposes.

The Partnership may be permitted or required to file a composite, combined, group, block or similar tax return and to make tax payments in one or more states on behalf of each eligible non-resident Limited Partner.  As a convenience to Limited Partners, the Partnership may, in its sole discretion, make composite state tax filings and payments when feasible and offer each eligible Limited Partner the opportunity to join in such returns to the extent permitted by state law.  Other states may require withholding from the distributive shares attributable to the Limited Partners.  Any state taxes (including estimated taxes) paid by the Partnership on behalf of a Limited Partner as withholding, on a composite return, or otherwise will be charged to such Limited Partner’s Capital Account.

PROSPECTIVE INVESTORS MUST CONSULT THEIR OWN TAX ADVISORS REGARDING THE POSSIBLE APPLICABILITY OF STATE, LOCAL OR MUNICIPAL TAXES TO AN INVESTMENT IN THE PARTNERSHIP.

Partnership Audits

The tax treatment of Partnership items is determined at the Partnership level rather than at the investor level.  The General Partner is designated as the Partnership’s “partnership representative.”  A partnership’s designated “partnership representative” has broad authority to resolve a partnership audit and any such resolution will be binding on all partners.  Partners will have no statutory right to notice nor to participate in the audit proceeding.  The limitations period for assessment of deficiencies and claims for refunds with respect to items related to the Partnership is generally three years after the Partnership’s return for the taxable year in question is filed, and the General Partner has the authority to, and may, extend such period with respect to all investors.  Certain tax positions which the General Partner may elect to take on behalf of the Partnership may increase the chance that the Partnership’s return will be audited.  If an audit results in an adjustment, all investors may be required to pay additional tax, interest and possibly penalties.  There can be no assurance that the Partnership’s will not be audited by the IRS or that no adjustments to such return will be made as a result of such an audit.

The audit procedures for partnerships generally require underpayments of tax to be determined and paid at the partnership level following any adjustment to the partnership’s items of income, gain, loss, deduction or credit.  The amount of any underpayment is generally computed based on the highest tax rate applicable to an individual, corporation, trust or estate, but a partnership may claim a reduction in the amount of the underpayment based on amended returns of partners who opt to file, the types of income adjusted (e.g., capital gains and qualifying dividend income) and the tax rates applicable to specific partners (e.g., individuals, corporations, tax-exempt organizations). In general, any such underpayment will be an expense of the partnership in the year it is paid or accrues (not the reviewed year to which the adjustment relates) and any payments made by the partnership will be nondeductible.  A partnership will be permitted to elect to have a partnership adjustment taken into account by the persons who were partners in the year to which the adjustment relates by providing a list of all such partners and identifying each such partner’s share of the adjustment.  If the election is made, each partner will be required to take into account such adjustment at the partner level and will also be required to pay any interest and penalties.

Taxation of U.S. Tax-Exempt Investors

Generally, an exempt organization such as an employee benefit plan is exempt from federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.  This general exemption from tax does not apply to the “unrelated business taxable income” (“UBTI”) of a tax-exempt organization. UBTI includes “unrelated debt-financed income,” which, for any taxable year, generally consists of (i) income derived by a tax-exempt organization (directly or through a partnership) from income producing property with respect to which there is “acquisition indebtedness” at any time during the taxable year and (ii) gains derived by a tax-exempt organization (directly or through a partnership) from the disposition of property with respect to which there is “acquisition indebtedness” at any time during the twelve-month period ending with the date of such disposition.

The IRS might take the position in certain circumstances that gain from short sales (other than short sales of publicly traded stock) is attributable to debt-financed property, which could be taxable under Section 511 of the Code as UBTI. Furthermore, income or gain realized on an investment in the Partnership by a tax-exempt Limited Partner could be taxable under Section 511 of the Code as UBTI if the tax-exempt Limited Partner incurs “acquisition indebtedness” in connection with its purchase of an Interest.  Any tax-exempt Limited Partner that recognizes UBTI will be required to compute such UBTI separately for each line of unrelated business if such Limited Partner has more than one unrelated trade or business.

A charitable remainder trust that recognizes any UBTI in any taxable year is subject to 100% tax on all of the trust’s UBTI earned during such taxable year.  As a result, an investment in the Partnership is not an appropriate investment for a charitable remainder trust.  Certain tax-exempt Limited Partners that are private educational institutions will be subject to a 1.4% excise tax on their net investment income, which is expected to include all or substantially all of the Partnership’s net income.

TAX-EXEMPT INVESTORS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE CONSEQUENCES OF AN INVESTMENT IN THE PARTNERSHIP.

The foregoing discussion is not intended as a substitute for careful planning, particularly since certain of the income tax consequences of an investment in the Partnership may not be the same for all taxpayers.

EACH PROSPECTIVE INVESTOR MUST CONSULT WITH ITS OWN TAX ADVISORS IN ORDER TO FULLY UNDERSTAND THE U.S. FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN THE PARTNERSHIP.

INVESTMENTS BY U.S. EMPLOYEE BENEFIT PLANS

General

The following section sets forth certain consequences under ERISA and the Code, which a fiduciary of an “employee benefit plan” as defined in and subject to the fiduciary responsibility provisions of ERISA or of a “plan” as defined in and subject to Section 4975 of the Code who has investment discretion should consider before deciding to invest the plan’s assets in the Partnership (such “employee benefit plans” and “plans” being referred to herein as “Plans,” and such fiduciaries with investment discretion being referred to herein as “Plan Fiduciaries”).  The following summary is not intended to be complete, but only to address certain questions under ERISA and the Code which are likely to be raised by the Plan Fiduciary’s own counsel.

Each prospective investor should be aware that the requirements of ERISA and the prohibited transaction provisions of Section 4975 of the Code are expected to apply to the operations of the Partnership.  Under such circumstances, the investments of the Partnership and the activities of the General Partner will be subject to and, in certain cases, limited by, such laws.

Each Plan Fiduciary must give appropriate consideration to the facts and circumstances that are relevant to an investment in the Partnership, including the role an investment in the Partnership plays in the Plan’s investment portfolio.  Each Plan Fiduciary, before deciding to invest in the Partnership, must be satisfied that investment in the Partnership is a prudent investment for the Plan, that the investments of the Plan, including the investment in the Partnership, are diversified so as to minimize the risks of large losses that an investment in the Partnership complies with the documents of the Plan and related trust and that an investment in the Partnership does not give rise to a transaction prohibited by Section 406 of ERISA or Section 4975 of the Code.

EACH PLAN FIDUCIARY CONSIDERING ACQUIRING AN INTEREST MUST CONSULT ITS OWN LEGAL AND TAX ADVISERS BEFORE DOING SO.

Restrictions on Investments by Benefit Plan Investors

ERISA and a regulation issued thereunder contain rules for determining when an investment by a Plan in a limited partnership will result in the underlying assets of the partnership being assets of the Plan for purposes of ERISA and Section 4975 of the Code (i.e., “plan assets”).  Those rules provide that assets of a limited partnership will not be plan assets of a Plan which purchases an interest therein if the investment by all “benefit plan investors” is not “significant” or certain other exceptions apply.  The term “benefit plan investors” includes all Plans (i.e., all “employee benefit plans” as defined in and subject to the fiduciary responsibility provisions of ERISA and all “plans” as defined in and subject to Section 4975 of the Code), and all entities that hold “plan assets” (each, a “Plan Assets Entity”) due to investments made in such entities by already described benefit plan investors. In addition, all or a portion of an investment made by an insurance company using assets from its general account may be treated as a benefit plan investor.  ERISA provides that a Plan Assets Entity is considered to hold plan assets only to the extent of the percentage of the Plan Assets Entity’s equity interests held by benefit plan investors. Investments by benefit plan investors will be deemed not significant if benefit plan investors own, in the aggregate, less than 25% of the total value of each class of equity interests of the partnership (determined by not including the investments of persons with discretionary authority or control over the assets of such partnership, of any person who provides investment advice for a fee (direct or indirect) with respect to such assets, and “affiliates” (as defined in the regulations issued under ERISA) of such persons; provided, however, that under no circumstances are investments made by the benefit plan investors excluded from such calculation).

The Partnership does not currently intend to restrict the aggregate ownership of Interests by benefit plan investors and, therefore, it is likely that benefit plan investors will own, in the aggregate, in excess of 25% of the total value of a class of equity interests of the Partnership.  In fact, ownership of Interests by benefit plan investors is expected to exceed such level when the Partnership begins its operations and is expected to do so for the foreseeable future.  Accordingly, during such time that benefit plan investors own 25% or more of the total value of a class of equity interests of the Partnership, the underlying assets of the Partnership will be considered “Plan assets.”  The following consequences will result during the time that the underlying assets of the Partnership are considered to be Plan assets.  During any time that the total value of each class of equity interest of the Partnership is owned by less than 25% of benefit plan investors, the provisions of Title I of ERISA and Section 4975 of the Code, and the consequences described below, will not apply to the Partnership.

Fiduciary Duties

If the underlying assets of the Partnership are Plan assets, the General Partner will be a fiduciary under ERISA with respect to Plan investors, and the General Partner’s duties and liabilities will be subject to the provisions of ERISA.  Generally, the fiduciary provisions of ERISA require fiduciaries to act for the exclusive benefit of participants and beneficiaries of the Plan, to employ the care, skill, prudence and diligence that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, to diversify investments so as to minimize the risks of large losses, and to comply with the plan and trust documents of the Plan.

The General Partner is registered as an investment adviser under the Advisers Act.  The General Partner qualifies as an investment manager (as defined in Section 3(38) of ERISA) of each Plan investor subject to ERISA provided that the General Partner acknowledges in writing that it is a fiduciary to such Plan investor and a named fiduciary of the Plan properly appoints the General Partner as an investment manager with respect to the Plan as provided in the Subscription Agreement. If the General Partner is so appointed and acknowledges in writing that it is a fiduciary with respect to the Plan, the Plan Fiduciaries with discretion to invest in the Partnership will only be liable with respect to the decision to appoint and retain the General Partner as a fiduciary with authority to manage the assets of the Partnership and other Plan fiduciaries generally will not be liable for the acts and omissions of the General Partner.  However, Plan fiduciaries will be liable for a breach of fiduciary duties of the General Partner if they knowingly participate in or conceal a fiduciary breach by the General Partner, enable the General Partner to commit a breach by breaching their own fiduciary duty, or fail to make reasonable efforts to remedy such a breach.  The General Partner has acknowledged in writing in the Subscription Agreement that, during the time that the underlying assets of the Partnership are considered to be Plan assets, it is a fiduciary with respect to each Plan that holds an Interest.

Prohibited and Self-Dealing Transactions

During any time that the Partnership assets are treated as Plan assets, unless covered by an exemption, the General Partner and its affiliates would be prohibited by Section 406 of ERISA from acquiring an investment (which might otherwise be desirable) or from entering into a transaction (which might otherwise be favorable) that would constitute a “prohibited transaction.”  For example, the General Partner would be prohibited under Section 406(a) of ERISA from authorizing (i) the borrowing of money from a bank that is a “party in interest” as defined in Section 3(14) of ERISA with respect to the Partnership or with respect to a Plan that is a Limited Partner; (ii) the acquisition of any property or service from an employer that maintains a Plan which is a Limited Partner or from any other “party in interest”; and (iii) the use of the assets of the Partnership in a manner designed to benefit such a “party in interest”.  As a result, a subscriber for Interests which is a Plan may be prohibited by the General Partner from becoming a Limited Partner due to the subscriber’s relationship to Partnership assets or an investment planned by the Partnership.  A Plan fiduciary may not cause a Plan to engage in a transaction if the Plan fiduciary knows or should know that such transaction constitutes a “prohibited transaction” for which no exemption is available.

In addition to the prohibited transactions discussed above, Section 406 of ERISA also prohibits a fiduciary from causing a plan to acquire securities of an employer who maintains or contributes to a Plan that is an investor if those securities are not “qualifying employer securities” under ERISA or if the aggregate fair market value of all qualifying employer securities held by that Plan, including those held by the Partnership, exceeds 10% of the fair market value of the assets of that Plan as provided in Section 407 of ERISA.  The General Partner will not take steps to determine whether any security acquired by the Partnership constitutes an employer security of any Plan investor.  Moreover, because the limits on investment in qualifying employers securities described in Section 407 of ERISA apply to the Plan’s entire portfolio, the General Partner will not monitor, or be responsible for, a Plan investor’s compliance with such investment limits.  Therefore, each Plan Fiduciary of a Plan investor in the Partnership will be responsible for ensuring compliance with these rules.

A “party in interest” with respect to a Plan that is a Limited Partner includes any fiduciary, administrator, trustee or employee of such Plan; any person providing services to the Partnership or such Plan; an employer whose employees are covered by such Plan; a union any of whose members are covered by such Plan; the owner of a 50% or greater interest in an employer whose employees are covered by such Plan; and any 50%-or-more owned affiliate of any such fiduciary, trustee, service provider, employer, union or owner.  In addition, employees, officers, directors and certain family members and Limited Partners of the foregoing individuals and entities may also be classified as “parties in interest.”

ERISA also prohibits certain transactions which give the appearance of fiduciary self-dealing. Specifically, if the Partnership assets are treated as Plan assets, Section 406(b) of ERISA would prohibit the General Partner from using the discretionary authority which causes it to be a fiduciary (i) to receive for its own interest or account assets of Plans that are Limited Partners, including Partnership assets considered to be Plan assets, (ii) from representing a party whose interests are adverse to those of the Partnership in any transaction involving the Partnership, or (iii) from receiving consideration from any third party dealing with the Partnership in a transaction involving Partnership assets considered to be Plan assets.  In addition, Section 406(b) of ERISA prohibits a Plan fiduciary from using its discretionary authority to cause a Plan to pay a fee to it or to such Plan fiduciary’s affiliate.

The General Partner is aware of several prohibited transaction exemptions that may apply to the transactions of the Partnership.  For example, Prohibited Transaction Class Exemption 84-14 (the “QPAM Exemption”) issued by the U.S. Department of Labor (“DOL”) exempts most types of transactions that would otherwise be prohibited under Section 406(a) of ERISA if such transactions are entered into by a “qualified professional asset manager” (“QPAM”) and the other requirements thereof are satisfied.  A QPAM is defined to include an investment adviser registered as an investment adviser under the Advisers Act which has in excess of $85 million of client assets under management and control, as of the last day of its most recent fiscal year, and in excess of $1 million of Limited Partners’ or partners’ equity as shown on its most recent balance sheet prepared within the preceding two years in accordance with GAAP.  The General Partner qualifies as a QPAM so the transactions entered into by the General Partner generally will be exempt from the prohibited transaction rules of Section 406(a) of ERISA.  The QPAM Exemption, however, does not exempt certain transactions, such as those between a QPAM and itself or an affiliate of the QPAM and those between a QPAM and the party who has the authority to hire, fire or negotiate the terms of the agreement with the QPAM. Nor does the QPAM Exemption permit the purchase or holding of employer securities that are not “qualifying employer securities” as provided in Section 407 of ERISA or the purchase or holding of “qualifying employer securities” in excess of the limits described in Section 407 of ERISA.  In addition, the QPAM Exemption will not apply with respect to transactions involving a Plan if the assets of such Plan, when combined with the assets of other Plans maintained by the same employer or an affiliate of such employer, represent more than 20% of the total client assets managed by the QPAM, determined at the time of each transaction.

In order for the General Partner to avoid engaging in any actions that are not exempted by the QPAM Exemption, each Plan investor will identify in the Subscription Agreement the Plan fiduciaries with authority to invest Plan assets in the Partnership as well as such fiduciaries’ affiliates.  Each Plan investor will be obligated to notify the Partnership of any changes in such information.  Although Plan Fiduciaries of Plans that own less than 10% of the Partnership will not be treated as having the authority to hire, fire or negotiate the terms of the agreement with the General Partner, such Plan Fiduciaries and their affiliates must be identified in the Subscription Agreement because the ownership by such Plans may reach or exceed the 10% threshold due to withdrawals by other investors.

Another prohibited transaction exemption that may apply to certain transactions of the Partnership is the service provider exemption provided by Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code. This statutory exemption applies to certain transactions, such as sales or exchanges of property, with a “party in interest” provided the following conditions are satisfied:  (a) the transaction is with a party in interest, other than a fiduciary (or an affiliate) who has, or exercises, any discretionary authority or control with respect to the investment of Plan assets involved in the transaction or renders investment advice with respect to such Plan assets, solely by reason of providing services to the plan or solely by reason of a relationship to such a service provider; and (b) the Plan receives no less and/or pays no more than “adequate consideration,” as the case may be.  “Adequate consideration” generally is defined as the price prevailing on a national securities exchange or, if the security is not traded on an exchange, a price not less favorable than the offering price for the security as established by the current bid and ask prices quoted by persons independent of the issuer of the security and of the party in interest. For assets without a generally recognized market, adequate consideration is the price determined in good faith by the Plan Fiduciaries in accordance with regulations issued by the DOL.

Although the QPAM Exemption and the service provider exemption do not apply to the payment by the Partnership and the Limited Partners to the General Partner of the Management Fee described herein, the payment of such Management Fee (during any time that the Partnership assets are treated as Plan assets) will not be a prohibited transaction under Section 406(a) of ERISA or Section 4975(c)(1)(A)-(D) of the Code as long as the requirements for the exemption set forth in Section 408(b)(2) of ERISA and Section 4975(d)(2) of the Code permitting payment for necessary services are met.  These requirements generally are that the services performed by the General Partner are appropriate and helpful to the Plan in carrying out the purposes for which the Plan is maintained, that the arrangement with the Partnership for provision of such services and the Management Fee paid by the Partnership and the Limited Partners are reasonable, and that such fees are disclosed in accordance with applicable regulations promulgated under Section 408(b) of ERISA.  The Plan Fiduciary must determine whether these requirements are satisfied with respect to the payment to the General Partner of Management Fees by the Partnership.  In making such determination, the Plan Fiduciary should be aware that, at such time as the assets of the Partnership are Plan assets, in calculating the fees, assets of the Partnership will be valued as described under “Summary of the Partnership Agreement — Valuation of Securities.”

The consequences of any prohibited transaction, if no exemption applies, can include the imposition of excise taxes on the “party in interest” or “disqualified person,” as such terms are defined in Section 3(14) of ERISA and Section 4975 of the Code, respectively, the persons involved in the transaction having to rescind the transaction and pay an amount to the Plan for any losses realized by the Plan or profits realized by such persons, disqualification of any individual retirement account involved in the transaction with adverse tax consequences to the owner of such account, and other liabilities that can have a significant, adverse effect on such persons.  As a result, concerns over prohibited transactions may restrict the types of investments the Partnership will make or have other adverse consequences on the operation of the Partnership.

A PLAN FIDUCIARY MUST CONSULT ITS OWN ERISA ADVISORS BEFORE INVESTING IN THE PARTNERSHIP AND FULLY INFORM ITSELF AS TO ALL PAYMENTS MADE IN CONNECTION WITH THE OPERATION OF THE PARTNERSHIP.  THE PLAN FIDUCIARY BY INVESTING IN THE PARTNERSHIP SIGNIFIES ITS INFORMED CONSENT TO ALL SUCH PAYMENTS TO THE RECIPIENTS THEREOF AND TO THE RISKS INVOLVED IN INVESTING IN THE PARTNERSHIP.

Indicia of Ownership

Section 404(b) of ERISA requires that the “indicia of ownership” of all Plan assets be maintained within the jurisdiction of the United States district courts.  During any time that the assets of the Partnership are Plan assets, it is likely that the DOL would take the position that such assets are subject to Section 404(b). Accordingly, the General Partner will cause the indicia of ownership of all assets of the Partnership that are considered to be Plan assets to be held within the jurisdiction of the United States district courts unless an exception applies.  A regulation issued by the DOL under Section 404(b) of ERISA provides certain exceptions from the indicia of ownership rule of Section 404(b) if the requirements of such regulation are satisfied. If an exception contained in such regulation applies to an asset held by the Partnership, the indicia of ownership requirement of Section 404(b) of ERISA will be satisfied by complying with the requirements of the regulation.  However, if the requirements of the regulation cannot be satisfied with respect to an asset and the indicia of ownership of such asset cannot be held within the jurisdiction of the United States district courts, the Partnership will be prevented from holding such asset.

Reporting and Disclosure

During any time that the assets of the Partnership are deemed for purposes of ERISA to be assets of a Plan which is a Limited Partner and which is subject to ERISA, the Plan’s share of the fair market value of the assets held by the Partnership will need to be reflected on the Plan’s annual returns/reports.  Upon a Plan Limited Partner’s reasonable request, the Partnership will provide such information regarding the assets held by the Partnership as may be reasonably necessary to enable the Plan to complete its annual return/report.

Additional disclosure is also required with respect to each person providing services with respect to the assets of the Partnership who is not listed in this Memorandum for the Partnership because such persons will be parties in interest with respect to Plans that are Limited Partners. Plans that are Limited Partners may have dealings directly with such parties in interest outside the Partnership and, thus, Plans that are Limited Partners need to be informed of the identity of all such additional service providers, if any, so that such Plans can avoid engaging in prohibited transactions with such service providers.  Accordingly, upon a Plan Limited Partner’s reasonable request, the General Partner will, if the Partnership’s assets are Plan assets, attempt to provide to the Plan Limited Partner the identity of all such service providers, if any.

Other Requirements

ERISA imposes a bonding requirement on the General Partner. This requirement will be fulfilled by the General Partner to the extent applicable.

Finally, ERISA imposes a requirement that all assets of an employee benefit plan be held in trust. This requirement will be fulfilled by the trustee of any Plan investor holding its confirmation of ownership of the Interest in trust.  ERISA does not require that the assets of the Partnership be held in trust.

Except as otherwise set forth herein, the foregoing statements regarding the consequences under ERISA and the Code of an investment in the Partnership are based on the provisions of the Code and ERISA as currently in effect, and the existing administrative and judicial interpretations thereunder. No assurance can be given that administrative, judicial, or legislative changes will not occur that will make the foregoing statements incorrect or incomplete.  The fiduciary provisions of ERISA are highly complex, and the foregoing is merely a summary of some of its provisions.

ACCEPTANCE OF THE SUBSCRIPTIONS ON BEHALF OF PLANS IS IN NO RESPECT A REPRESENTATION BY THE GENERAL PARTNER OR ANY OTHER PARTY RELATED TO THE PARTNERSHIP THAT THIS INVESTMENT MEETS THE RELEVANT LEGAL REQUIREMENTS WITH RESPECT TO INVESTMENTS BY ANY PARTICULAR PLAN OR THAT THIS INVESTMENT IS APPROPRIATE FOR ANY PARTICULAR PLAN.  THE PERSON WITH INVESTMENT DISCRETION SHOULD CONSULT WITH HIS OR HER ATTORNEY AND FINANCIAL ADVISORS AS TO THE PROPRIETY OF AN INVESTMENT IN THE PARTNERSHIP IN LIGHT OF THE CIRCUMSTANCES OF THE PARTICULAR PLAN.  THE GENERAL PARTNER RESERVES THE RIGHT TO REJECT THE SUBSCRIPTION OF, OR TRANSFERS OF INTEREST TO, ANY PLAN, IF THEY BELIEVE THAT THE ACCEPTANCE OF ADDITIONAL SUBSCRIPTIONS OR TRANSFERS MAY JEOPARDIZE THE STANDING OF THE PARTNERSHIP UNDER APPLICABLE LAW.

Ineligible Purchasers

In general, Interests may not be purchased with the assets of a Plan if the General Partner, any of its respective affiliates or any of its respective employees either:  (a) has investment discretion with respect to the investment of such plan assets; (b) has authority or responsibility to give or gives investment advice with respect to such plan assets, for a fee; or (c) is an employer maintaining or contributing to such Plan.  A party that is described in clause (a) or (b) of the preceding sentence is a fiduciary under ERISA and the Code with respect to the Plan, and any such purchase might result in a “prohibited transaction” under ERISA and the Code. In this regard, a party that is described in clause (a) or (b) may invest in the Partnership if the Plan Fiduciary represents in the Subscription Documents (and will be deemed to represent during all times that the Plan or Plan Assets Entity holds Interests) that it or another fiduciary of the Plan (as applicable, the “Independent Fiduciary”) (a) is a fiduciary under ERISA or Section 4975 of the Code, or both, with respect to the Plan’s or Plan Assets Entity’s investment in the Partnership, (b) is responsible for exercising independent judgment in evaluating the investment in the Partnership, (c) is independent of the General Partner and each of its affiliates, (d) is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies, including the investment in the Partnership, (e) understands that none of the General Partner nor any of its respective affiliates or employees is undertaking, or has undertaken, to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the Plan’s or Plan Assets Entity’s investment in the Partnership or otherwise, (f) understands that the General Partner’s financial interests with respect to the Partnership are described in the Partnership’s Memorandum and other constituent documents, (g) agrees that the General Partner will not receive a fee or other compensation from the Plan or Plan Assets Entity or the Independent Fiduciary for the provision of investment advice in connection with the Plan’s or Plan Assets Entity’s investment in the Partnership, and (h) is one of the following (i) an independent fiduciary that holds, or has under management or control, total assets of at least $50 million (if this is the case, the Plan Fiduciary also represents that the Plan or Plan Assets Entity is not (1) an individual retirement account (“IRA”) for which the owner of the IRA or a relative of the IRA owner is the Independent Fiduciary, or (2) a self-directed plan for which the Independent Fiduciary is a Plan participant or beneficiary directing the investment in the Partnership), (ii) a bank as defined in section 202 of the Investment Advisers Act of 1940 or similar institution that is regulated and supervised and subject to periodic examination by a State or Federal agency, (iii) an insurance carrier which is qualified under the laws of more than one state to perform the services of managing, acquiring or disposing of assets of a plan, (iv) an investment adviser that is registered under the Investment Advisers Act of 1940 or, if not registered under the Investment Advisers Act by reason of paragraph (1) of section 203A of such Act, that is registered as an investment adviser under the laws of the State in which it maintains its principal office and place of business, or (v) a broker-dealer that is registered under the Securities Exchange Act of 1934.

The General Partner hereby informs the Plan or Plan Assets Entity and the Plan Fiduciary and Independent Fiduciary that: (a) the General Partner nor any of its respective affiliates or employees is undertaking, or has undertaken, to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the Plan’s or Plan Assets Entity’s investment in the Partnership or otherwise, and (b) the General Partner’s financial interests with respect to the Partnership is described in the Memorandum and other constituent documents.

Except as otherwise set forth herein, the foregoing statements regarding the consequences under ERISA and the Code of an investment in the Partnership are based on the provisions of the Code and ERISA as currently in effect, and the existing administrative and judicial interpretations thereunder. No assurance can be given that administrative, judicial, or legislative changes will not occur that may make the foregoing statements incorrect or incomplete.

PRIVACY POLICY

In accordance with rules promulgated by the SEC, financial institutions such as the General Partner and the investment funds it manages are required to provide privacy policy notices to their clients.  The General Partner believes that protecting the privacy of its clients’ non-public personal information is of the utmost importance, and the General Partner is committed to maintaining the privacy of its clients’ non-public personal information that it has in its possession.  As required by these SEC rules, the following information is provided:

●	The General Partner collects non-public personal information about its clients from the following sources:

(i)
Information received from investors on managed account agreements or fund subscription documents and related forms (for example, name, address, Social Security Number, birth date, assets, income, and investment experience); and

(ii)	Information about client transactions with the General Partner (for example, account activity and balances).

●
The General Partner does not disclose any non-public personal information about its clients or former clients to anyone other than in connection with the administration, processing, and servicing of its client accounts or to the General Partner’s administrators, accountants, legal counsel, and auditors.

●
The General Partner restricts access to non-public personal information about its clients to its personnel who need to know that information in order to provide products or services to the client.  The General Partner maintains physical, electronic, and procedural controls in keeping with federal standards to safeguard the non-public personal information of its clients.

ACCESS TO INFORMATION

The General Partner will answer all reasonable inquiries from prospective investors and/or their designated representatives or advisers concerning the Partnership, the General Partner or any other matters relating to the organization of the Partnership and the offering and sale of the Interests.  The General Partner will afford to prospective investors and/or their purchaser representatives and professional advisers the opportunity to obtain any additional information (to the extent that the General Partner possesses such information or can acquire it without unreasonable effort or expense) necessary to verify the accuracy of any representations or information set forth in this Memorandum; provided, that the General Partner will not disclose any confidential proprietary information, including information concerning the General Partner’s proprietary investment and trading techniques.

LEGAL MATTERS

Sidley Austin LLP, 1 S. Dearborn Street, Chicago, Illinois 60603, served as U.S. legal counsel to the General Partner in connection with the preparation of this Memorandum.  Sidley Austin LLP may continue to serve in such capacity in the future, but has not assumed any obligation to update this Memorandum.  Sidley Austin LLP may advise the General Partner in matters relating to the operation of the Partnership on an ongoing basis.  Sidley Austin LLP does not represent and has not represented the prospective investors or the Partnership in the course of the organization of the Partnership, the negotiation of its business terms, the offering of the Interests or in respect of its ongoing operations.  Prospective investors must recognize that, as they have had no representation in the organization process, the terms of the Partnership relating to themselves and the Interests have not been negotiated at arm’s length.

Sidley Austin LLP’s engagement by the General Partner in respect of the Partnership is limited to the specific matters as to which it is consulted by the General Partner and, therefore, there may exist facts or circumstances which could have a bearing on the Partnership’s (or the General Partner’s) financial condition or operations with respect to which Sidley Austin LLP has not been consulted and for which Sidley Austin LLP expressly disclaims any responsibility.  More specifically, Sidley Austin LLP does not undertake to monitor the compliance of the General Partner and its affiliates with the investment program, valuation procedures and other guidelines set forth herein, nor does it monitor compliance with applicable laws.  In preparing this Memorandum, Sidley Austin LLP relied upon information furnished to it by the Partnership and/or the General Partner, and did not investigate or verify the accuracy and completeness of information set forth herein concerning the General Partner, the Partnership’s service providers and their affiliates and personnel.

APPENDIX C

ZAZOVE CONVERTIBLE SECURITIES FUND, L.P.
Limited Partnership Agreement
Dated June 30, 2022

AGREEMENT OF LIMITED PARTNERSHIP OF

ZAZOVE CONVERTIBLE SECURITIES FUND, L.P.

THIS AGREEMENT OF LIMITED PARTNERSHIP (the “Agreement”) of Zazove Convertible Securities Fund, L.P. (the “Partnership”) is made as of the 30th day of June 2022 by and among Zazove Associates, LLC, a Delaware limited liability company, as general partner (the “General Partner”) and each person or entity that becomes a limited partner pursuant to the provisions of this Agreement (the “Limited Partners”).  Certain capitalized terms used in this Agreement have the respective meanings specified for such terms in Section 1 hereof.

WHEREAS, the Partnership was formed by the filing of the certificate of limited partnership on March 16, 2022;

WHEREAS, prior to the Merger, the Partnership shall be treated for federal income tax purposes as a disregarded entity that is wholly owned by Zazove Convertible Securities Fund, Inc., and, following the Merger, the Partnership shall be treated as a partnership for federal income tax purposes;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.	DEFINITIONS

As used herein the following terms shall have the following respective meanings:

Accounting Period - the period beginning on the first day of each month and ending on the last day of the month or such other day reasonably proximate thereto as may be designated by the General Partner as the accounting cut-off date for such month.

Act - the Delaware Revised Uniform Limited Partnership Act (6 Del.C. § 17-101 et. seq.), as amended from time to time.

Affiliate - with reference to any person, any person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such person.

Book Value - with respect to each Partnership asset (and short securities positions), the Book Value is initially equal to the basis thereof for United States federal income tax purposes.  The Book Value of each Partnership asset (and short securities positions) shall be adjusted on the last day of each Accounting Period to equal its Fair Market Value on such day.

Broker – means any broker, dealer or bank selected by the General Partner for the Partnership’s transactions.

Capital Account - as defined in Section 5.2.

Capital Contributions - the amount of capital contributed by a Partner to the Partnership, which contribution may be in cash and/or in kind, with the General Partner’s consent.  Capital Contributions made in kind shall be valued in accordance with Section 4.3.

Class A Interest – a limited partnership interest that entitles the holder thereof to the rights as set forth in this Agreement for a Class A Limited Partner.

Class B Interest – a limited partnership interest that entitles the holder thereof to the rights as set forth in this Agreement for a Class B Limited Partner.

Class A Limited Partner – a Limited Partner that holds a Class A Interest.

Class B Limited Partner – a Limited Partner that holds a Class B Interest.

Code - means the United States Internal Revenue Code of 1986, as amended (and any successor thereto).

ERISA – means the United States Employee Retirement Income Security Act of 1974, as amended (and any successor thereto).

Event of Termination - as defined in Section 9.1.

Fair Market Value -  as to any Partnership asset (including short securities positions), the value of such asset on such date as determined in good faith by the General Partner under Section 4.3.

FINRA Rule - as defined in Section 6.1.3(a).

General Partner - as defined in the introduction to this Agreement and including any successor or additional general partners of the Partnership as provided for under the terms of this Agreement.

Limited Partner(s) – as defined in the introduction to this Agreement and including any successor or additional Limited Partner(s) as provided for under the terms of this Agreement.

Majority Interest - means with respect to any group of Partners, the Partners whose aggregate Capital Account balances represent over 50% of the Capital Account balances of all Partners in the group.

Management Fee - means the monthly management fee payable to the General Partner equal to 1/12 of 1.0% (a 1.0% annual rate) of the net asset value of the aggregate Capital Account balances of the Class A Limited Partners as of the first day of each month.

Merger – means the merger of Zazove Convertible Securities Fund, Inc. into the Partnership.

Partners - the General Partner and Limited Partners.

Partnership - the limited partnership formed under the Act and governed pursuant to the terms of this Agreement.

Profit and Loss - means, with respect to any Accounting Period or other period, the Partnership’s taxable income or loss for such period determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss), with the following adjustments:

(a)  income of the Partnership that is exempt from U.S. federal income tax and not otherwise taken into account in computing Profit and Loss shall be added to such taxable income or loss;

(b)  nondeductible and nonamortizable (or nondepreciable) expenditures that are not otherwise taken into account in computing Profit and Loss shall be subtracted from such taxable income or loss;

(c)  such taxable income or loss shall be adjusted to reflect the Unrealized Gain or Unrealized Loss for the period;

(d)  in lieu of the gain or loss recognized for U.S. federal income tax purposes upon the sale or other disposition of a Partnership asset (including long and short securities positions) during the period, there shall be taken into account the gain or loss realized upon such sale or other disposition computed by reference to the Book Value of such asset; and

(e) the Management Fee shall not be taken into account in computing Profit and Loss.

Request for Withdrawal - as defined in Section 5.3(c).

Subscription Agreement - the agreement prescribed by the General Partner to be executed by each prospective investor in the Partnership prior to being admitted as a Partner.

Transfer - as defined in Section 8.1.

Unrealized Gain and Unrealized Loss - with respect to any Accounting Period, the net increase or decrease in the aggregate Book Value of the Partnership’s assets (and short securities positions) resulting from the adjustments to Book Values on the last day of such Accounting Period.

Unrestricted Partners - as defined in Section 6.1.3(a)(ii).

Withdrawal Date - as defined in Section 5.3(d).

2.	ORGANIZATION

2.1
Formation of Partnership. The parties hereto agree to form the Partnership as a limited partnership under the Act and in accordance with the terms and provisions of this Agreement. The parties hereto agree to execute or cause to be executed all such documents, and to do or cause to be done all such filings and other acts necessary (or, in the judgment of the General Partner, appropriate) to comply with all applicable laws.

2.2	Name. The General Partner shall conduct the activities of the Partnership under the name “Zazove Convertible Securities Fund, L.P.” or such other name or names deemed advisable by the General Partner.

2.3.
Partners. The Partnership shall consist of the Partners and such substitute or additional Partners as shall be admitted to the Partnership pursuant to the terms of this Agreement. No property of the Partnership shall be deemed to be owned by any Partner individually, but shall be owned by and title shall be vested solely in the Partnership.  The interests of the Partners in the Partnership shall constitute personal property.

2.4
Principal Place of Business.  The principal place of business of the Partnership shall be 1001 Tahoe Blvd. Incline Village, Nevada  89451, U.S.A., or such other place or places as the General Partner may, from time to time, determine.

2.5	Term. The term of the Partnership shall commence on the date hereof and shall continue until the termination of the Partnership pursuant to the provisions of Section 9.

2.6
Purpose. The Partnership is organized for the object and purpose of realizing long-term growth, current income and preservation of capital.  The General Partner shall direct the trading and investing activities of the Partnership. The Partnership seeks to achieve this objective by investing primarily in a portfolio of convertible securities.  Convertible securities include convertible bonds, convertible preferred stocks, warrants, options and similar financial instruments that may be exchanged at the holder’s option into the issuer’s (or another party’s) equity.  The convertible securities held by the Partnership may be publicly or privately issued by U.S. or non-U.S. companies, may be U.S. dollar or non-U.S. dollar denominated and may be investment grade or non-investment grade. The General Partner is also authorized to invest the Partnership’s assets in other financial instruments including, without limitation, common stocks, preferred stocks, bonds, notes, swaps and other derivatives.  The General Partner is also authorized to enter into short sales in seeking to hedge the stock market risk associated with a convertible security.  In addition, the Partnership may hold other assets as a result of a security being subject to a restructuring, reorganization, recapitalization or similar transaction.  The Partnership may also acquire common stock as a result of the conversion of a convertible security.  The General Partner may invest available cash in money market funds, bank deposits, government securities and other fixed-income instruments until appropriate investment opportunities arise.  The Partnership may conduct its business directly or indirectly through investments in other partnerships, corporations, joint ventures or other entities.  The Partnership shall have all powers necessary, suitable or convenient to carry out the investment objective of the Partnership.  The Partnership will invest its assets in a manner that is consistent with the Partnership’s Confidential Offering Memorandum dated March 2022 and any amendments thereto.

2.7
Registered Office and Registered Agent. The address of the Partnership’s registered office in the State of Delaware is 251 Little Falls Drive, Wilmington, Delaware 19808. The name of the Partnership’s registered agent for service of process in the State of Delaware is Corporation Service Company .  The General Partner may, without the consent of the Limited Partners, change such registered office and/or such registered agent. The General Partner shall promptly notify the Limited Partners of any such change.

2.8
Certificates.  The General Partner shall execute, file and publish, as appropriate, a certificate of limited partnership and such other certificates or filings in such jurisdictions as may be necessary or appropriate in connection with the conduct of the Partnership’s business, as well as any required amendments or renewals of such certificates or filings.

3.	PARTNERS

3.1	Liability of the General Partner.

(a)
The General Partner and its members and employees shall not be liable to the Partnership or any other Partner for any action taken or omitted to be taken in good faith and with the belief that such action or omission is in the best interest of the Partnership, so long as such action or omission is not in material violation of the provisions hereof and does not constitute fraud, gross negligence or willful misconduct.  The General Partner and its members and employees shall not be liable to the Partnership or any other Partner for any action taken or omitted to be taken by any other Partner, nor shall the General Partner and its members and employees (in the absence of fraud, bad faith, gross negligence or willful misconduct by such party) be liable to the Partnership or any other Partner for any action or omission of any employee, broker, bank or agent of the Partnership.  The General Partner and its members and employees shall be entitled to rely on the advice of legal counsel, accountants, or other independent experts experienced in the matter at issue, and any act or omission of the General Partner or its members pursuant to such advice shall in no event subject it to liability to the Partnership or any Limited Partner.

(b)
The Partnership shall indemnify and hold harmless the General Partner, its members, their Affiliates and their respective members, officers and employees from and against any loss, expense, damage or injury suffered or sustained by any of them by reason of any acts, omission or alleged acts or omissions arising out of any of their activities on behalf of the Partnership, in furtherance of the interests of the Partnership, or in connection with the issuance and sale of interests in the Partnership, including but not limited to any judgment, award, settlement, reasonable attorney’s fees and other costs or expenses incurred in connection with the investigation, defense or settlement of any actual or threatened action, proceeding or claim if the acts, omissions or alleged acts or omissions upon which such actual or threatened action, proceeding or claim is based were for a purpose reasonably believed to be in the best interests of the Partnership and did not constitute willful misconduct or were not performed or omitted fraudulently or in bad faith or as a result of material violation of this Agreement or gross negligence by any of them.  Any such indemnification, however, shall only be from the assets of the Partnership.  The Partnership shall advance payments asserted by the General Partner, its members, their Affiliates or any member, officer or employee of them to be due hereunder pending a final determination of whether such indemnification is, in fact, due; provided such party agrees in writing to return any amounts so advanced (without interest) in the event such indemnification is determined not to be due.

(c)
The foregoing exculpation and indemnity provisions shall not constitute a waiver of any rights of the Partnership or any Limited Partner against the General Partner or its members under the federal securities laws, which in certain cases impose liability on parties which act in good faith.

3.2
Liability of Limited Partner.  A Limited Partner, as a limited partner of the Partnership, will have no personal liability for the payment, satisfaction or discharge of any debt, liability or obligation of the Partnership, except, as provided in the Act, if a Limited Partner participates in the business of the Partnership with persons who reasonably believe such Limited Partner to be a general partner of the Partnership.  A Limited Partner will be liable only to make its Capital Contribution required hereunder and will not be required to lend any funds to the Partnership or, after its Capital Contribution shall have been paid, to make any further Capital Contributions.  In accordance with the Act, a Limited Partner may under certain circumstances be required to return to the Partnership, for the benefit of Partnership creditors, amounts previously distributed to it as a return of capital.  In addition, in the sole and absolute discretion of the General Partner, a Limited Partner may be required to return to the Partnership amounts previously distributed to it to the extent of such Limited Partner’s share of any liabilities arising out of events occurring in any Accounting Period in which the Limited Partner was a Partner (determined in accordance with such Partner’s Capital Account for such Accounting Period).

3.3	Activity of Partners.

(a)
The General Partner and its members shall devote whatever time and activity that they deem necessary to the management of the affairs of the Partnership; provided, however, that nothing contained in this Agreement shall prevent the General Partner, its members, their Affiliates or their respective officers and employees from acting in any other business or advisory capacity, or from investing in any securities for its own account.

(b)
The fact that the General Partner, its members or a Limited Partner is directly or indirectly interested in or connected with any person or entity with which or with whom the Partnership may have dealings, will not preclude such dealings or make them void or voidable.  The Partnership may enter into an agreement with any Partner or any Affiliate of any Partner to render services to the Partnership.  Any services rendered to the Partnership by a Partner or its Affiliate shall be on terms that are fair and reasonable to the Partnership.

(c)	Nothing in this Agreement prohibits any Partner from buying or selling securities for his own account, including securities of the same issuers as those held by the Partnership.

(d)
The General Partner and its members shall not be obligated to present any particular investment opportunity to the Partnership even if such opportunity is of a character which, if presented to the Partnership, could be taken by the Partnership, and it shall have the right to take for its own account (individually, as trustee or general partner, or on behalf of any client) or to recommend to other individuals or entities any such particular investment opportunity.

(e)
The General Partner and its members will discuss the foregoing competing activities and conflicts of interest (and others noted herein) with any Limited Partner upon request.  These activities and conflicts of interest are explicitly acknowledged and consented to by each Limited Partner as a necessary condition to such Limited Partner’s admission as such, as the General Partner’s and its members’ participation in the Partnership is conditioned on the ability of the General Partner and its members to engage in such activities and be subject to such conflicts of interest.  Consent to the foregoing is an integral part of the consideration of each Limited Partner being admitted to the Partnership.

3.4	Compensation to the General Partner.

(a)
Prior to the Merger, when the Partnership shall be treated for federal income tax purposes as a disregarded entity that is wholly owned by Zazove Convertible Securities Fund, Inc., the General Partner shall not (i) make any Capital Contributions to the Partnership,  (ii) be entitled to receive any Management Fee for its services as general partner to the Partnership, or (iii) otherwise have any economic interest in the Partnership.

(b)
Following the Merger, when the Partnership shall be treated as a partnership for federal income tax purposes, the Partnership shall pay the Management Fee in respect of Class A Limited Partners to the General Partner for its services as general partner to the Partnership, which shall be paid promptly after the first day of each month. However, the General Partner may, in its discretion, waive all or any portion of the Management Fee in respect of any Class A Limited Partner (and in such event shall exclude such Limited Partner’s Capital Account from the calculation of such Management Fee).  No such waiver will have any impact on any other Limited Partner or entitle any other Limited Partner to a waiver.  No Management Fee is payable in respect of Class B Limited Partners.

4.	MANAGEMENT; VALUATION; EXPENSES

4.1	Management by General Partner.

(a)
The General Partner shall have exclusive management power over the business and affairs of the Partnership and shall have the authority to do or cause the Partnership to do, through delegation of duties of otherwise, all things deemed necessary and appropriate by the General Partner in connection with or to conduct the business of the Partnership including, but not limited to, the authority and power:

(i)	to enter into and perform all contracts and engage in all activities and transactions that the General Partner may deem necessary or advisable to carry out the above mentioned objectives and purposes;

(ii)
to maintain for the conduct of Partnership affairs one or more offices and do such acts as the General Partner may deem necessary or advisable in connection with the maintenance and administration of such office or offices; and

(iii)
to engage, on behalf of the Partnership, attorneys, accountants or such other persons as the General Partner may deem necessary or advisable (including such attorneys, accountants and other persons who may also represent, advise, act on behalf of or otherwise provide services to the General Partner).

(b)	The Limited Partners, as limited partners, shall take no part in the conduct or control of the Partnership’s business and shall have no right or authority to act for or bind the Partnership.

(c)
The General Partner shall have full power to supervise and direct the investment of the Partnership’s assets, including decisions as to whether, when and how to buy, sell, exchange, invest, reinvest or retain the Partnership’s assets, making and implementing investment decisions all without prior consultation with the Partners.  The General Partner shall have complete discretion as to the nature, amount and timing of all such transactions.

4.2	Third-Party Reliance. Third parties dealing with the Partnership are entitled to rely exclusively upon the authority of the General Partner under the Act and as set forth in this Agreement.

4.3
Valuation of Securities and Other Assets. The Fair Market Value of the Partnership’s securities (including long and short positions) and other assets shall be determined by the General Partner as of the close of each Accounting Period as follows:

(a)
If a security or other asset is listed on a recognized exchange, it shall be valued at the last sale price or the average of the highest current independent bid and lowest current independent offer for the security if there is not a reported transaction in the security or other asset on that day.

(b)
If a security or other asset is traded over the counter, it shall be valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day.

(c)
If the market for a security or other asset exists predominantly through a limited number of market makers, the General Partner shall attain the bid and offer for the security or other asset made by at least two market makers in the security or other asset.  The security or other asset shall then be valued at the mid-point of the quote that, under the circumstances and in the good faith judgment of the General Partner, represents the fair value of the security or other asset.

(d)
Notwithstanding the foregoing, upon a good faith determination by the General Partner that the application of Section 4.3(a)-(c) does not properly reflect a security’s or other asset’s fair market value, then such security or other asset shall be valued at fair value as determined in good faith by the General Partner on the basis of all relevant facts and circumstances.  All records with regards to valuation shall be retained by the Partnership.  All determinations of values by the General Partner shall be final and conclusive as to all Partners.

(e)
With respect to securities or other assets denominated in currencies other than the U.S. dollar, the value of such securities or other assets shall be converted to U.S. dollars upon the close of each Accounting Period by utilizing the spot currency exchange rate as set forth by Bloomberg Financial Services (or such other service deemed appropriate by the General Partner).

4.4	Payment of Expenses.

(a)
The Partnership shall bear all expenses related to its investment and trading activities, including brokerage commissions, “bid-asked” spreads, mark-ups and other transactional charges, custodial and clearing fees and withholding taxes (if any).  The Partnership shall pay its routine expenses, including legal, auditing and accounting expenses; expenses associated with the preparation, printing and mailing of the Partnership’s financial statements, books and records and reports, tax returns and Schedule K-1s; expenses associated with the acquisition, holding and disposition of securities and other assets including, but not limited to, brokerage commissions, spreads, discounts, interest expense, commitment fees, due diligence expenses, valuation fees, insurance costs, taxes and similar amounts and all charges of depositories, custodians and other agencies for the safekeeping and servicing of securities and other assets; governmental and filing fees; fees and expenses of the Partnership’s partnership representative; and any extraordinary expenses (e.g., litigation or indemnification expenses).  Expenses relating to a specific Class shall be allocated to such Class and general Partnership expenses shall be allocated pro rata among all Classes based on their respective Partners’ Capital Account balances. The General Partner and its Affiliates shall be entitled to reimbursement from the relevant Class for all amounts expended by any of them for such Class.

(b)
The Partnership shall pay directly or reimburse the General Partner for the payment of expenses incurred in connection with the organization of the Partnership.  Such expenses are expected to be amortized over sixty calendar months from the commencement of the Partnership’s operations.  The General Partner shall also accelerate the amortization of such expenses if the Partnership ceases operations or is liquidated prior to completing such amortization.

(c)
The Partnership shall not reimburse the General Partner, its members or their Affiliates for any general overhead expenses, including, but not limited to, rent, salaries of personnel and related expenses.  Expenses incurred in connection with the ongoing offering of Interests in the Partnership shall be borne by the General Partner.

(d)	There is no sales or transaction fee imposed on the purchase of an Interest.

4.5.	Brokerage.

(a)
The General Partner may place orders for the execution of transactions with or through such brokers, dealers or banks (referred to collectively as “Brokers”) as the General Partner may select.  In selecting Brokers to execute transactions on behalf of the Partnership, the General Partner will seek the best overall terms available.  In assessing the best overall terms available for any transaction, the General Partner may consider such factors as it deems relevant, including, the breadth of the market in the security, the price of the security, the reliability, financial condition and execution capability of the Broker, brokerage and research services, reasonableness of the commission and such other factors as the General Partner deems necessary.

(b)
The Partners understand and acknowledge that the General Partner may execute brokerage transactions for the Partnership through Brokers who also provide the General Partner with “brokerage and research services,” as defined in Section 28(e)(3) of the U.S. Securities Exchange Act of 1934.  The Partners understand and acknowledge that the commission paid to such Brokers could, in certain cases, be in excess of the amount of commission another Broker would charge for the same transaction.  Before effecting any such transaction, the General Partner will determine in good faith that the amount of such commission is reasonable in relation to the value of the brokerage and research services provided by such Broker, viewed in terms of both that particular transaction and the General Partner’s overall responsibilities to all of its clients.  The brokerage and research services will consist of a wide variety of information useful to the General Partner and/or the Partnership and/or the General Partner’s other clients.

(c)
The Partners understand and acknowledge that the General Partner engages in the practice of placing aggregate orders for the purchase or sale of securities on behalf of its clients, which could include the Partnership.  In all cases in which an aggregate order to purchase or sell securities is placed by the General Partner, each account that participates in the aggregated order will participate at the average price and all transactions costs will be shared on a pro rata basis.  The General Partner will act in good faith in the allocation of aggregated orders such that no account (including the Partnership’s account) is favored over any other account.

5.	CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS; WITHDRAWALS

5.1	Capital Contributions.

(a)	All Capital Contributions will be available to the Partnership to carry out the objectives of the Partnership.

(b)
Additional Capital Contributions may be made by any existing or newly admitted Limited Partner, subject to the acceptance by the General Partner, only on the first day of an Accounting Period; provided, however, that additional Capital Contributions, whether from an existing or newly admitted Partner, may be made on a day other than the first day of an Accounting Period upon the General Partner’s consent.  In such case, the General Partner shall make such adjustments to the Capital Accounts of the Partners as it deems necessary to properly reflect the Partners’ relative economic interests.

(c)	The General Partner shall maintain in the records of the Partnership a schedule setting forth the name, address, and Capital Contributions of each Limited Partner.

5.2	Capital Accounts.

(a)	The Partnership shall maintain a separate account (“Capital Account”) for each Limited Partner and the General Partner.

(b)
Prior to the Merger, the General Partner shall not make any Capital Contribution or have a Capital Account with respect to its interest in the Partnership.  Following the Merger and after the withdrawal of Limited Partners who elected to receive cash in the Merger, the General Partner shall make a Capital Contribution and have a Capital Account with respect to its interest in the Partnership and the Limited Partners who are officers or employees of the General Partner or one of its Affiliates shall have their Class A Interests converted to Class B Interests.

(c)
As of the time when the Partnership has more than one partner, for federal income tax purposes, the Partnership shall cease to be classified as a disregarded entity and shall be classified as a partnership.  From such time forward, Capital Accounts shall be maintained in accordance with the requirements of Section 704(b) of the Code and the applicable Treasury Regulations, including the requirements set forth therein regarding a “qualified income offset,” and otherwise as provided in this Agreement, including Section 5.2(d) below.

(d)
Such Capital Account shall be credited with (a) the amount of cash contributed by the Partner to the Partnership, (b) the value of securities or other assets contributed by the Partner to the Partnership with the General Partner’s consent (the value of such securities or other assets shall be determined in accordance with Section 4.3 hereof), and (c) the Partner’s allocable share of items of Partnership income and gain in respect of such Capital Account, as determined under Section 6.1; and debited with (x) the distributions made to the Partner in respect of such Capital Account, and (y) the Partner’s allocable share of items of Partnership loss and deduction in respect of such Capital Account, as determined under Section 6.1.  In the event that the General Partner determines that it is prudent to modify the manner in which Capital Accounts, or any credits or debits thereto are computed in order to properly reflect the relative economic interests of the Partners, the General Partner shall make such modification.

5.3	Withdrawal of Capital.

(e)
Subject to the caveats noted below, a Class A Limited Partner may not withdraw all or a portion of its Capital Account until the first calendar quarter-end falling on or after the twelve-month anniversary of the related Capital Contribution to such Capital Account (e.g., if a Limited Partner contributes capital on March 1, he cannot withdraw that capital, or any appreciation in respect of such capital, prior to March 31 of the following year), unless the General Partner consents in its sole discretion to an earlier withdrawal.  Thereafter, a Class A Limited Partner may request a withdrawal of all or a portion of its Capital Account as of any calendar quarter-end by submitting a written request to the General Partner.  Class B Limited Partners may withdraw capital at any calendar quarter-end.

(f)
Notwithstanding the foregoing, a Limited Partner that elected to invest in the Partnership and received an Interest as a result of the Merger will not be subject to the foregoing twelve month holding period requirement with respect to the Capital Account balance immediately after the Merger and any earnings thereon. Further, any Limited Partner that elected to be cashed out in connection with the Merger shall, if deemed to invest in the Partnership in relation to the Merger, be immediately and automatically withdrawn as of the commencement of operations of the Partnership so shall not be subject to any holding period or withdrawal notice requirement and will not participate in any gains, losses or expenses of the Partnership

(g)
A Limited Partner may request a withdrawal of all or a portion of its Capital Account by submitting a written request to the General Partner (or to such other agent from time to time designated by the General Partner).  The form of such written request shall be as from time to time prescribed by the General Partner (the “Request for Withdrawal”).

(h)
Subject to Section 5.3(a) and (g), a Request for Withdrawal shall be effective as of the close of business on the last business day of the calendar quarter ending 30 days or more following the date when the General Partner received the Request for Withdrawal.  Requests for Withdrawal received after 4:00 p.m. (Pacific time) shall be deemed to have been received on the next business day.  The General Partner may also in its discretion permit withdrawals on other terms, including shorter notice periods or other withdrawal dates.  The effective date of a withdrawal is referred to as the “Withdrawal Date.”

(i)	A Request for Withdrawal may not be withdrawn, except with the written consent of the General Partner.

(j)
In the event that a Class A Limited Partner requests the withdrawal of all or a portion of its Capital Account prior to the first calendar quarter-end falling on or after the twelve-month anniversary of the relevant contribution to the Partnership, the General Partner may reject such request in its sole discretion or, if it accepts such request, may, in its discretion, require the Limited Partner to pay a withdrawal fee to the Partnership in an amount equal to 2.0% of the amount withdrawn.

(k)
If a Class A Limited Partner makes Capital Contributions on multiple dates, each such contribution will be tracked separately on a “first-in, first-out” basis for lock-up and withdrawal fee purposes in determining whether a withdrawal charge is applicable to a withdrawal of such Capital Contribution and any appreciation thereof.

(l)
The General Partner has the right, whether in connection with any withdrawal by a Limited Partner or otherwise, to accelerate, delay or postpone, in whole or in part, any withdrawal if (i) the New York Stock Exchange or any other market in which the securities owned by the Partnership are principally traded is closed other than customary weekend or holiday closings, or trading in such market is restricted, (ii) an emergency exists as a result of which disposal by the Partnership of its securities is not reasonably practicable or (iii) the General Partner believes that the Partnership would be adversely affected by honoring the withdrawal request.

(m)	The General Partner may, in its discretion, require a Limited Partner to withdraw all or any portion of such Limited Partner’s Capital Account at any time.

(n)
Subject to Section 5.3(h), withdrawal payments will be made within twenty (20) days following the Withdrawal Date.  Following the Withdrawal Date, a withdrawing Limited Partner, to the extent of the Capital Account balance being withdrawn, shall have no interest in the Partnership, except as an unsecured creditor until paid, and will no longer share in any profits or losses, unrealized or realized, generated by the Partnership with respect thereto.  No interest will be paid with respect to any amount paid to any Partner on a withdrawal.

(o)
No Limited Partner shall have the right to demand property other than cash in return for such Partner’s respective interest in the Partnership.  No Limited Partner shall have priority over any other Limited Partner, except that in the event that all requested withdrawals cannot be withdrawn as of any Withdrawal Date, Limited Partners will be withdrawn on a pro rata basis and all such withdrawals will be made before any withdrawal request by the General Partner or its Affiliates is made.

(p)	The General Partner may make withdrawals from its Capital Account at any month end.

(q)	All payments to a Partner by reason of the Partner’s partial or complete withdrawal from the Partnership may be made in cash or in-kind in the General Partner’s discretion.

6.	ALLOCATIONS; DISTRIBUTIONS

6.1	Allocation to Capital Accounts.

6.1.1
Allocation of Profit and Loss.  Profit and Loss for each Accounting Period shall be allocated to the Partners’ Capital Accounts in proportion to their respective Capital Account balances at the beginning of such period.

6.1.2
Allocation of Management Fees.  The Management Fee for each Accounting Period shall be allocated to the Capital Accounts of the Class A Limited Partners in proportion to their respective Capital Account balances at the beginning of such period (subject to any waiver as provided in Section 3.4).

6.1.3	Special Procedures for the Purchase and Sale of Initial Public Offerings of Equity Securities.

(a)
If the Partnership purchases securities that meet the definition of a “new issue” contained in Financial Industry Regulatory Authority, Inc. Rules 5130 and 5131 (collectively, the “FINRA Rule”), the Partnership shall allocate its pro rata share of the profits and losses with respect to such new issues in accordance with the following provisions:

(i)	any purchase of “new issue” securities made in a particular Accounting Period will be made in a special account of the Partnership (the “New Issues Account”);

(ii)
only those Partners who, in the good faith judgment of the General Partner, do not come within the proscription of a “restricted person” with the FINRA Rule (“Unrestricted Partners”) may have any beneficial interest in the New Issues Account;

(iii)
each Unrestricted Partner will have a beneficial interest in the New Issues Account for any Accounting Period in the proportion that (A) the Unrestricted Partner’s Capital Account as of the beginning of the Accounting Period bore to (B) the sum of the Capital Accounts of all Unrestricted Partners as of the beginning of that Accounting Period;

(iv)
funds required to purchase new issue securities will be treated as having been transferred to the New Issues Account from the regular account of the Partnership; the new issue securities will be purchased for the New Issues Account, held in the New Issues Account and sold from the New Issues Account or transferred to the Partnership’s regular account at fair market value on such day as determined by the General Partner, with the transfer being treated as a sale; if the new issue securities are sold from the New Issues Account, the proceeds of the sale will be transferred from the New Issues Account to the regular account of the Partnership; and

(v)
as of the last day of each Accounting Period in which securities are, or, at some time during the Accounting Period were, held in the New Issues Account: (A) interest will be charged to the New Issues Account at the interest rate being paid by the Partnership for borrowed funds during the period or, if no funds are being borrowed during that period, the interest rate that the General Partner determines would have been paid if funds had been borrowed by the Partnership during the period, and the interest will be credited to the Partnership’s general account as additional income for the Accounting Period, and (B) any Profit and Loss (less the interest charge) during the Accounting Period with respect to the New Issues Account will be allocated to the Capital Accounts of the Unrestricted Partners in accordance with their pro rata interest in the New Issues Account during the Accounting Period and be included as part of the Partner’s allocation under Section 6.1.1.

(b)
The procedures set forth in Section 6.1.3(a) shall not apply for any Accounting Period in which less than 10% of the outstanding equity in the Partnership is held by Restricted Persons for purposes of the FINRA Rule. The General Partner may in its discretion upon notice to Limited Partners alter the above procedures to adopt a carve down approach as permitted by the FINRA Rule if 10% or more of the equity of the Partnership is held by Restricted Persons (under which up to 10% of any new issue income could be allocated to Restricted Persons).

6.1.4
Special Allocations. In the event the General Partner determines that, based upon U.S. federal, state or local laws or regulations or the rules or regulations of self-regulatory bodies or for equitable reasons, or any other reasons as to which the General Partner and any Partner agree, such Partner should not participate in part or in full in the Profit and Loss, if any, attributable to trading in any security or type of security, or to any other transaction, the General Partner may, with or without any compensating adjustments, allocate such Profit and Loss only to the Capital Accounts of Partners to whom such reasons do not apply.  If the General Partner determines that a Partner should have no interest whatsoever in Profit and Loss under the circumstances described above, such Profit and Loss resulting from such circumstance may be set forth in a separate memorandum account and the Profit and Loss for each such memorandum account shall be separately calculated.

As of the date hereof, the Partnership does not intend to admit non-U.S. investors to the Partnership as Limited Partners.  However, pursuant to Section 8.3(b) it may do so in the future.  To the extent the Partnership pays withholding taxes in respect of any non-U.S. Limited Partner(s), the expense associated with such taxes shall be allocated solely to the Capital Account(s) of the relevant Limited Partner(s).

6.2  Tax Allocations.

(a)
Subject to Section 6.2(b), tax items of income, gain, loss and deduction recognized by the Partnership shall, for each fiscal year or other period, be allocated, for U.S. federal, state and local income tax purposes, among the Partners in the same manner as such items or the Profit and Loss of which such items were components were allocated pursuant to Section 6.1.

(b)
Allocations of tax items of income, gain, loss and deduction among the Partners shall take into account any variation between the adjusted bases of the Partnership’s assets for U.S. federal income tax purposes and the Fair Market Value of such assets at such times as is necessary to apply the principles of Section 704(c) of the Code.

(c)
Allocations pursuant to this Section 6.2 are solely for U.S. federal, state and local income tax purposes and shall not affect, or be taken into account in computing, a Partner’s Capital Account or share of Profit, Loss or Management Fees.

(d)
The General Partner is authorized to adopt any convention or combination of conventions likely to be upheld under Section 706 of the Code, regarding the allocation of tax items of income, gain, loss and deduction with respect to the transfer or withdrawal of any Partnership interest or the issuance of additional Partnership interests.

6.3
Distributions.  There is no present intention of making distributions to the Limited Partners, but the General Partner has the right to do so at its discretion, in which case distributions shall be made to the Partners in proportion to their respective Capital Account balances immediately prior to any such distribution.

6.4
No Liability for Return of Capital.  The General Partner shall not be liable for the return of the Capital Contributions of the Limited Partners, or any portion thereof, it being expressly understood that (i) any such return shall be made solely from Partnership assets and (ii) a deficit in a Partner’s Capital Account shall not constitute a Partnership asset.

6.5
Applicability. Prior to the Merger, and for so long as the Partnership has a single partner and is treated as a disregarded entity for federal income tax purposes, Section 6.1 and Section 6.2 will be inapplicable.

7.	BOOKS OF ACCOUNT; RECORDS; REPORTS

7.1
Books and Records.  The books and records of the Partnership shall be maintained by the General Partner.  The books and records of the Partnership shall be maintained at the principal office of the Partnership (or at such other locations as determined by the General Partner) and shall be available for examination by the Partners at all reasonable times during usual business hours for any noncommercial, equitable purpose; provided, however, that each Limited Partner agrees that it will not disclose (and will require its representative to forebear from disclosing) to third parties any information of a proprietary nature which is obtained upon any such inspection.  Such examination may be made through any agent or employee of a Partner designated in writing by such Partner.

7.2
Accounting Practices.  The Partnership shall keep its books and records in accordance with the provisions of this Agreement under the accrual method of accounting, and, as to matters not specifically covered in this Agreement, in accordance with United States generally accepted accounting principles.  All matters concerning accounting practices not specifically and expressly provided for by the terms of this Agreement shall be determined by the General Partner in good faith.  Each such determination shall be final and conclusive as to all the Partners.

7.3	Expense Accruals; Reserves.

(a)
For purposes of determining the amount of the Partnership’s liabilities, the General Partner may, in its sole and absolute discretion, treat estimates of expenses that are incurred on a regular or recurring basis over yearly or other periods as accruing in equal proportions over any such period.

(b)
The General Partner may, in its sole and absolute discretion, establish such reserves for unknown or unfixed liabilities or contingencies as the General Partner may reasonably deem advisable.  In addition, the General Partner may, in its sole and absolute discretion, treat any liability or expenditure which becomes fixed or is incurred in an Accounting Period subsequent to the Accounting Period to which such liability or expenditure relates as either (i) arising in the Accounting Period in which the liability becomes fixed or the expenditure is made or (ii) arising in the prior Accounting Period, in which case such liability or expenditure shall be charged to persons who were Partners during such prior Accounting Period (whether or not such persons are Partners during the Accounting Period in which the liability is fixed or the expenditure is incurred) in accordance with their respective Capital Accounts for such prior Accounting Period, and the Partnership may collect amounts previously distributed to such persons.

7.4
Monthly Reports.  Within 30 days after the close of each month, the Partnership shall provide each Limited Partner with a report that summarizes the general performance of the Partnership and sets forth the balance of the Limited Partner’s Capital Account at the end of the month.

7.5
Annual Report.  As soon as practicable after the close of each calendar year, the Partnership shall provide each Limited Partner with an annual report that summarizes the general performance of the Partnership and sets forth the balance of the Limited Partner’s Capital Account at the end of the year.  The annual report shall include the Partnership’s annual financial statements which shall be audited by a nationally recognized firm of independent certified public accountants.

7.6
Tax and Other Filings.  The General Partner, at the expense of the Partnership, shall cause to be prepared and filed, (i) U.S. federal, state and local tax returns as required, for each tax year of the Partnership and (ii) any other filings and reports with respect to the Partnership required to be made under the laws of the United States and applicable state and local laws, in connection with the conduct of its business.  The General Partner shall provide each Partner with such information as is necessary for the preparation of the Partner’s U.S. federal and state income tax returns.  It is anticipated that such information will be provided on a Schedule K-1 and, possibly Schedule K-3 regarding any items of international tax relevance, within 90 days after the close of each year, although extenuating circumstances could exist that delay the General Partner’s distribution of such information.  Each Partner agrees to treat Partnership items on its U.S. federal and state income tax returns consistently with the treatment of such items on the Partnership’s return, as reflected in the Schedule K-1 and Schedule K-3, if any, provided to such Partner by the Partnership.

7.7	Fiscal and Tax Year. The fiscal and taxable year of the Partnership shall be the calendar year, unless the General Partner determines otherwise.

7.8.
Other Tax Matters. The General Partner is designated the “partnership representative”  pursuant to Section 6223(a) of the Code, and is authorized and required to represent the Partnership (at the Partnership’s expense) in connection with all examinations of the Partnership’s affairs by tax authorities, including without limitation, resulting administrative and judicial proceedings, and to expend Partnership funds for professional service and costs associated therewith.  The General Partner shall, in its sole discretion, determine whether to make any tax elections, including the election under Section 754 of the Code, and select any other appropriate tax accounting methods and conventions for any purpose under this Agreement.

8.	TRANSFER OF INTEREST; WITHDRAWAL; ADDITIONAL PARTNERS

8.1
Restriction on Transfer.  No Limited Partner may sell, transfer, assign, hypothecate, pledge or otherwise dispose of or encumber (“Transfer”) all or any part of such Limited Partner’s interest in the Partnership or any interest in such Partnership interest (whether voluntarily, involuntarily or by operation of law) without the prior written consent of the General Partner, which consent shall be within the General Partner’s sole and absolute discretion.  Any purported Transfer of all or any part of a Limited Partner’s interest in the Partnership or any interest in such Partnership interest that is not in compliance with this Agreement shall be null and void and of no force or effect whatsoever.  In the case of a Transfer consented to by the General Partner, the transferee shall be admitted as a substitute Limited Partner only upon the consent of the General Partner and execution of an agreement to be bound by the terms of this Agreement and/or such other documents as the General Partner deems necessary.

8.2	Transfer by General Partner.

(a)
Except as otherwise permitted in Section 8.2(b), the General Partner may not Transfer all or any part of its interest in the Partnership (whether voluntary, involuntary or by operation of law) without both the consent of a Majority Interest of the Limited Partners and the satisfaction of the requirements in Section 8.2(b)(ii) and (iii).

(b)	The General Partner may Transfer all or part of its interest in the Partnership without the consent of the Limited Partners only if:

(i)
the transferee is an Affiliate of the General Partner or one of its members, such transferee has agreed to serve as successor General Partner and such transfer would not constitute an “assignment” under the Investment Advisers Act of 1940, as amended;

(ii)
the transferee shall have accepted and agreed to be bound by all the terms and provisions of this Agreement by executing a counterpart thereof and such other documents or instruments as may be required or appropriate in order to effect the admission of such person as a General Partner; and

(iii)	such transferee shall have represented and warranted that it has authority to enter into this Agreement.

(c)	Upon Transfer of a general partnership interest pursuant to Sections 8.2(a) or 8.2(b), the transferee shall be admitted to the Partnership as a General Partner, effective immediately.

8.3	Additional Partners.

(a)
Any person may be admitted to the Partnership as an additional general partner upon such terms and conditions as the General Partner shall determine if (i) the General Partner consents in writing to such admission and (ii) the person has executed such instruments as the General Partner deems necessary to confirm the undertaking of the person to be bound by all the terms and provisions of this Agreement (as modified or amended from time to time).

(b)
The General Partner may admit one or more additional Limited Partners (including, for the avoidance of doubt, U.S. taxable investors, U.S. tax-exempt investors and non-U.S. investors) to the Partnership as of the first day of any Accounting Period, or as of such other day as provided in Section 5.1(b); provided that each additional Limited Partner executes a Subscription Agreement and an agreement to be bound by the terms of this Agreement (as amended from time to time) and/or such other instruments as the General Partner deems necessary.  No such agreement or other instrument shall be binding until it has been accepted by the General Partner.

8.4
Removal of the General Partner With or Without Cause.  The General Partner may be removed with or without cause by a Majority Interest of Limited Partners who are not employees, principals or otherwise Affiliates of the General Partner.  If the General Partner is so removed and the Partnership elects to continue as a partnership, then the Partnership may not use the name “Zazove” or any variance thereof in connection with any business conducted by it.  If the General Partner is removed, it shall receive the Management Fee owed it under this Agreement through the date of such removal and shall receive in full withdrawal of its interest in the Partnership the balance of its Capital Account as of the month-end in which such removal occurs.

8.5
Death, Bankruptcy or Incapacity of Limited Partner.  In the event an individual Limited Partner dies or is adjudged incompetent, or in the event of the bankruptcy of a Limited Partner, the duly appointed and qualified legal representative of such Limited Partner shall succeed to the Partnership interest of such Limited Partner upon furnishing to the General Partner satisfactory evidence of such representative’s appointment and authority, subject to the General Partner’s authority to require such representative to withdraw from the Partnership.

9.	TERMINATION; DISSOLUTION AND WINDING-UP

9.1	Termination and Dissolution. The existence of the Partnership shall continue until the first to occur of the following events (an “Event of Termination”):

(a)	a determination by the General Partner to terminate the Partnership;

(b)	upon the death, insanity, retirement, bankruptcy, commencement of liquidation proceedings, withdrawal, resignation, insolvency, dissolution, removal or expulsion of the General Partner; or

(c)	any other event that requires the dissolution of the Partnership under the Act.

9.2.
Dissolution and Winding-Up.  Upon the occurrence of an Event of Termination, the Partnership shall be dissolved and wound up.  In connection with the dissolution and winding‑up of the Partnership the General Partner (or, if there is no General Partner, such Person as designated by the Majority Interest of the Limited Partners) shall, to the extent practicable, proceed with the sale or liquidation of all of the assets of the Partnership and shall apply and distribute the proceeds of such sale or liquidation and any remaining assets in the following order or priority, unless otherwise required by mandatory provisions of applicable law.

(a)
First, to pay (or to make provision for the payment of) all creditors of the Partnership (including Partners who are creditors of the Partnership), in the order or priority provided by law or otherwise, in satisfaction of all debts, liabilities or obligations of the Partnership due such creditors;

(b)	Second, to the Partners in accordance with the positive balances in their respective Capital Accounts after all adjustments have been made for all periods.

10.	BENEFIT PLAN INVESTORS

10.1
Investment in Accordance with Law.  Each Limited Partner that is, or is investing assets on behalf of, an “employee benefit plan” as defined in and subject to the fiduciary responsibility provisions of ERISA or a “plan” as defined in and subject to Section 4975 of the Code (each such employee benefit plan and plan, a “Plan”) and each fiduciary thereof who has caused the Plan to become a Limited Partner (a “Plan Fiduciary”) represents and warrants that (a) the Plan Fiduciary has considered an investment in the Partnership for such Plan in light of the risks relating thereto; (b) the Plan Fiduciary has determined that, in view of such considerations, the investment in the Partnership for such Plan is consistent with the Plan Fiduciary’s responsibilities under ERISA; (c) the investment in the Partnership by the Plan does not violate and is not otherwise inconsistent with the terms of any legal document constituting the Plan or any trust agreement thereunder; (d) the Plan’s investment in the Partnership has been duly authorized and approved by all necessary parties; (e) none of the General Partner, any selling agent, any of their respective affiliates or any of their respective agents or employees:  (i) has investment discretion with respect to the investment of assets of the Plan used to purchase an interest; (ii) has authority or responsibility to or regularly gives investment advice with respect to the assets of the Plan used to purchase an interest for a fee and pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to the Plan and that such advice will be based on the particular investment needs of the Plan; or (iii) is an employer maintaining or contributing to the Plan; and (f) the Plan Fiduciary (i) is authorized to make, and is responsible for, the decision for the Plan to invest in the Partnership, including the determination that such investment is consistent with the requirement imposed by Section 404 of ERISA that Plan investments be diversified so as to minimize the risks of large losses, (ii) is independent of the General Partner, each selling agent and each of their respective affiliates, and (iii) is qualified to make such investment decision.

10.2
Disclosures and Restrictions Regarding Benefit Plan Investors.  Each Limited Partner that is a “benefit plan investor” (defined as any Plan and any entity deemed for any purpose of ERISA or Section 4975 of the Code to hold assets of any Plan (“Plan Assets Entity”)) represents that the individual signing the Subscription Agreement on behalf of such Limited Partner has disclosed such Limited Partner’s status as a benefit plan investor by accurately responding to the applicable questions in such Subscription Agreement.  Each Limited Partner that is not a “benefit plan investor” represents and agrees that if at a later date such Limited Partner becomes a benefit plan investor, such Limited Partner will immediately notify the General Partner of such change of status.  In addition, each Plan Assets Entity agrees to promptly provide information to the General Partner, upon the General Partner’s reasonable request, regarding the percentage of the Plan Asset Entity’s equity interests held by benefit plan investors.  Notwithstanding anything herein to the contrary, the General Partner, on behalf of the Partnership, may take any and all action including, but not limited to, refusing to admit persons as Limited Partners or refusing to accept additional Capital Contributions, and requiring the involuntary withdrawal of the interest of any Limited Partner in accordance with Section 5.3(m) hereof.

11.	MISCELLANEOUS

11.1	Waiver of Partition. Each of the Partners hereby irrevocably waives any and all rights that it may have to maintain any action for partition of any of the Partnership’s property.

11.2
Entire Agreement; Amendment and Restatement.  This Agreement constitutes the entire agreement among the parties.  It amends, restates and supersedes any prior agreement or understanding among them and it may not be modified or amended in any manner other than as set forth herein.

11.3	Amendments.

(a)    Subject to the provisions of Section 11.3(b), this Agreement may be amended at any time by the General Partner.  Notice of each such amendment shall be sent by the Partnership to all Partners.

(b)    No amendment shall convert the Partnership to a general partnership, increase the liability of any Limited Partner, decrease the Capital Account of any Partner except in each case with the written consent of each Partner adversely affected thereby.  No amendment shall alter the objectives and purpose of the Partnership as set forth in Section 2.6 or alter the rights of Limited Partners so as to affect them adversely, which includes an amendment to this Section 11.3, without the written consent of a Majority Interest of the Limited Partners.  For purposes of obtaining consent to a proposed amendment, the General Partner may require a response within a specified reasonable time (which shall not be less than fifteen (15) days) and failure to respond shall constitute a vote or consent in accordance with the General Partner’s recommendation as to the proposed amendment.

(c)    Notwithstanding Section 11.3(b), this Agreement may be amended from time to time by the General Partner, without the consent of any of the Limited Partners, to make any changes deemed necessary or appropriate by the General Partner to avoid the Partnership engaging in a prohibited transaction as defined in Section 406 of ERISA or Section 4975(c) of the Code.

11.4
Power of Attorney.  Each Limited Partner, by execution of this Agreement or a counterpart of this Agreement, or by authorizing such execution on his behalf, does irrevocably constitute and appoint the General Partner, as its true and lawful attorney and agent (with full power of substitution) with full power and authority in his name, place and stead to execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (i) all certificates and other instruments (including counterparts of this Agreement) which the General Partner deems necessary or appropriate to establish or to qualify or continue the Partnership as a limited partnership in the State of Delaware and in such other states as the General Partner may determine; (ii) all instruments which the General Partner deems necessary or appropriate to effect an amendment to the Agreement in accordance with the terms of this Agreement; (iii) all conveyances and other instruments which the General Partner deems necessary or appropriate to effect the dissolution and termination of the Partnership; and (iv) all instruments relating to the admission of additional or substitute Partners or removal of Partners in accordance with the terms of this Agreement (including, without limitation, one or more Subscription Agreements on behalf of such Limited Partners between the Partnership, General Partner and any person being admitted by the General Partner to the Partnership as a Limited Partner (or such other parties as may be appropriate) in such form and on such terms and conditions as the General Partner considers in its absolute discretion necessary and appropriate, including reference to this Agreement and the novation thereof and agreeing and covenanting with such person on behalf of the Limited Partner that the Limited Partner will from the effective date of such Subscription Agreement or agreements comply with and observe the terms of this Agreement).  The foregoing grant of authority: (A) shall survive the death, incompetence or termination of existence of any or all of the Limited Partners; (B) may be executed by the General Partner for the Limited Partners by the signature of the General Partner together with a list of all of the Limited Partners; (C) shall bind any person who becomes a substitute or additional Limited Partner pursuant to this Agreement; and (D) shall continue to bind any Limited Partner who transfers or assigns the whole or any portion of his interest, except that where the transferee thereof has been approved by the General Partner for admission to the Partnership as a substitute Limited Partner, then, as to such assigning Limited Partner this power of attorney shall survive the delivery of such assignment for the sole purpose of enabling the General Partner to execute, acknowledge and file any instrument necessary to effect such substitution.  Upon the request of the General Partner, the Limited Partners shall execute any certificate or other instrument with respect to which the General Partner could have invoked this power of attorney.

11.5
Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware in a like manner as an agreement made and wholly to be performed in the State of Delaware.

11.6
Successors and Assigns.  Except as herein otherwise specifically provided, this Agreement shall be binding upon and inure to the benefit of the parties and their legal representatives, heirs, administrators, executors, successors and permitted assigns.

11.7
Interpretation.  Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in the masculine, the feminine or neuter gender shall include the masculine, the feminine and the neuter.

11.8	Captions. Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision hereof.

11.9
Severability.  If any provision of this Agreement, or the application of such provision to any person  or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

11.10
Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed original but all of which shall constitute one and the same instrument.  It shall not be necessary for the Partners to execute the same counterpart hereof.

11.11
Additional Documents.  Each party hereto agrees to execute, with acknowledgment or affidavit, if required, any and all documents and writings which may be necessary or expedient in connection with the creation of the Partnership and the achievement of its purposes, specifically including (a) any amendments to this Agreement and such certificates and other documents necessary or appropriate to form, qualify or continue the Partnership in all jurisdictions in which the Partnership conducts or plans to conduct business and (b) all such agreements, certificates, tax statements, tax returns and other documents as may be required of the Partnership or its Partners by the laws of the United States of America, the State of Delaware or any other state in which the Partnership conducts or plans to conduct business, or any political subdivision or agency thereof.

11.12
Side Letters.  The General Partner may, in its sole discretion, establish side letter agreements with certain investors establishing terms that differ from those contained herein, provided that the General Partner does not believe doing so would materially adversely affect any other Limited Partner.  Terms granted to such certain investors may include, but are not limited to:  preferential fee and and/or expense terms; transfer rights to Affiliates; a commitment not to compulsorily withdraw the investor except in certain specified circumstances; most favored nation clauses; tailored notification and reporting rights; and terms relating to investor’s specific legal, regulatory and tax requirements.

11.13
Notices. Any notice relating to this Agreement must be in writing and delivered in person, or via U.S. mail, or via electronic mail (skleiman@zazove.com).  All mailed notices to the Partnership or the General Partner must be addressed (until notice is given by the General Partner of another address) to:

Zazove Convertible Securities Fund, L.P.

1001 Tahoe Blvd.

Incline Village, Nevada 89451

U.S.A.

All notices and reports must be addressed to each Limited Partner at the address set forth in the Subscription Agreement.  Any Limited Partner may designate a new address by notice to that effect in writing.  A notice will be considered given to the Partnership when received by the Partnership, and considered given to a Partner when deposited in a regularly maintained letter box or when delivered in person.  The General Partner may in its discretion waive any notice required to be given to the Partnership.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of June 30, 2022.

ZAZOVE ASSOCIATES, LLC

By:

Steven M. Kleiman

Executive Partner

LIMITED PARTNERS

By:	Zazove Associates, LLC*

By:

Steven M. Kleiman

Executive Partner

*  (Pursuant to power of attorney in Section 11.4 of this Agreement)

Appendix D

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
1001 Tahoe Blvd., Incline Village, NV 89451

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF ZAZOVE CONVERTIBLE SECURITIES FUND, INC.  (the “Fund”). The undersigned hereby appoints Steven M. Kleiman, as proxy for the undersigned, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at a special meeting of the shareholders of ZAZOVE CONVERTIBLE SECURITIES FUND, INC. on May 18, 2022, including all postponements and adjournments, as specified below.  The Board of Directors will not present or act upon any business other than that contemplated by the proposal specified below at the special meeting as more fully described in the accompanying Proxy Statement.

To approve the reorganization of Zazove Convertible Securities Fund, Inc. (the “Fund”) with Zazove Convertible Securities Fund, L.P (the “New Fund”) by adopting the Agreement and Plan of Merger, dated April 13, 2022 between the Fund and the New Fund and to approve the consummation of the transactions contemplated therein, including the Fund’s transfer of all of its assets to the New Fund in exchange for the assumption by the New Fund of all of the liabilities of the Fund and the receipt by the Fund of limited partnership interests in the New Fund, which interests shall be distributed to the shareholders of the Fund, and subsequently the Fund will dissolve (the “Merger”).

FOR the Merger ☐

AGAINST the Merger ☐

ABSTAIN from voting for the Merger ☐

If you wish to participate in the Merger and become a limited partner in the New Fund you should both vote “FOR” the Merger and complete and return a subscription agreement for the New Fund. (The New Fund’s Subscription Documents and Confidential Offering Memorandum are at Appendix B to the Proxy Statement.)

If you do not complete and return a subscription agreement for the New Fund, then it will be understood that you have submitted a redemption request to tender your interests in the New Fund immediately following the Merger.  Cash payment for those redemptions will be made by the New Fund within 15 days after the effective time of the Merger.

You may vote by mail, using the enclosed ballot or in person at the meeting.  Regardless of the method you choose, however, please take the time to read the full text of the Proxy Statement before voting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION ABOVE MADE; IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR THE PROPOSAL LISTED ABOVE.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

This proxy is in respect of all shares owned by the undersigned.
Please sign, date and return in the accompanying envelope.  When signing as attorney, executor, administrator, trustee or guardian, give full name and title as such.

Shareholder account name: [to be filled in for each account]
Shareholder account number: [to be filled in for each account]

	Signature	Date

	Name	Title